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Oppenheimer New Jersey Municipal Fund
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6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 24, 2003

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 24, 2003.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270,
Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.  The Fund may dispose of securities prior to their maturity for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's
Investments."  As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities. In addition, as a fundamental policy, the
Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax. The Manager has interpreted the Fund's policy regarding investment in municipal securities to require the Fund to invest at least 80% of the Fund's net assets in municipal securities. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as
"municipal bonds."  The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "private activity")
bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five (5) to ten (10) years from the issuance date.  When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.  Issuers of general obligation bonds include states, counties, cities, towns, and school districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.  Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds
are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

                  |_| Private Activity Bonds. Interest on certain Qualified
Private Activity Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.
These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt (and excludable from gross income).
However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for
"qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain qualified mortgage bonds, qualified Section 501(c)(3)
bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity bonds.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a private activity bond is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a
"related person" of such a substantial user.  This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to
"substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

            |_|  Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue Anticipation Notes.  These are notes issued in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_|  Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

            |_|  Tax-Exempt Commercial Paper. This type of short-term
obligation (usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities.  Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities.  Their purchase by the Fund would be limited as described below in "Illiquid Securities."  From time to time the Fund may invest more than 5%
of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.
While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities.  Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc., ("S&P") and Fitch,
Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate.  However, their ratings are general opinions and are not guarantees of quality.
Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the
Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.  However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by
Moody's, S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional
Information.  The Fund can purchase securities that are unrated by nationally recognized rating organizations.  The Manager will make its own assessment of the credit quality of unrated issues the Fund buys.  The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in New Jersey Municipal Securities.
Because the Fund focuses its investments primarily on New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of New Jersey and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation as well as adverse events affecting borrower entities and credit enhancement providers.

      It is not possible to predict the future impact of political developments, economic, regulatory or tax problems and legislation on the long-term ability of the State of New Jersey or New Jersey municipal issuers, borrower entities or credit enhancement providers to pay interest or repay principal on their obligations.  The information below is only a brief summary of general information regarding the state and the types of obligations issued by it and its political subdivisions, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of New Jersey issuers.  The information below is general in nature and does not provide information about the financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments.

      |X| General Information Regarding the State. New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington and that includes over one-fifth of the country's population.

      The extensive facilities of the Port Authority of New York and New
Jersey, the Delaware River Port Authority and the South Jersey Port
Corporation across the Delaware River from Philadelphia augment the air, land and water transportation facilities that have influenced the development of the state's economy. The state's central position in the northeast corridor, its transportation and port facilities and proximity to New York City make
New Jersey an attractive location for corporate headquarters and international business offices. A number of major companies have their headquarters or major facilities in New Jersey. Many foreign-owned firms have located facilities in the state.

      The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and the lakes and mountains on the north and northwest, which provide recreation for residents as well as for out-of-state visitors.
Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

      The state finances capital projects primarily through the sale of general obligation bonds of the state. Those bonds are backed by the full faith and credit of the state. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay those debts fully. No general obligations can be issued by the state without prior voter approval. The exception is that no prior voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding state debt, as long as the law requires that the refinancing measure provide a debt service savings. All appropriations for capital projects and all proposals for state bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital
Budgeting and Planning.

      The state may also enter into lease finance arrangements. Through those, lease payments made by the state must be sufficient to cover debt service on the obligations issued to finance the project. Those rental payments are subject to annual appropriation by the state legislature. Also, various state entities have issued obligations for which the state has a
"moral obligation" to appropriate funds to cover a deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations. The state legislature is not bound to make such appropriations, however.

      The state has extensive control over school districts, city and county governments, and local financing authorities. The local finance system is regulated by various statutes to assure that those entities remain on a sound financial footing. State laws impose specific limitations on appropriations, with exemptions subject to state approval. The state shares the proceeds of a number of taxes. Those funds are earmarked primarily for local education programs, homestead rebates, and Medicaid and welfare programs. Certain bonds are issued by localities but supported by direct state payments. In addition, the state participates in local waste water treatment programs.

      Counties, municipalities and school districts finance capital projects through the sale of general obligation bonds backed by their respective taxing power. Other entities, such as local financing authorities, typically finance their capital needs through the sale of bonds backed by a particular pledge of revenues, which may or may not include revenues derived from taxing powers.

Other Investment Techniques and Strategies.  In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times, and at times may not use them.

Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Active and frequent trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income.  To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations.  It may also do so to dispose of a portfolio security prior to its maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its investments.

      |X| Floating Rate and Variable Rate Obligations.      Variable rate
demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one (1)
year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon not more than thirty (30) days'
notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.  Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments.  Inverse
floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates.  As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment.  Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to the
Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| Other Derivatives. The Fund can invest in other municipal
derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are interest rate swaps, municipal bond indices or swap indices.

      |X| "When-Issued" and "Delayed Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.
"When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two (2) years or more after the trade date.  The securities are subject to change in value from market fluctuation during the settlement period.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.  No income begins to accrue to the
Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund
engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the Fund to lose the opportunity to obtain the security at  a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage.  Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased.  In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.
However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the
Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements.  The Fund may acquire securities subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the
Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Illiquid and Restricted Securities.  The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X|  Borrowing for Leverage.  The Fund has the ability to invest borrowed funds in portfolio securities.  This speculative investment technique is known as "leverage."  Under its fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets
(including the amount borrowed) less all liabilities and indebtedness other than borrowing.  The Fund may also borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within
60 days and not extended or renewed.  The Fund may also borrow from affiliated investment companies to the extent permitted by required authorizations and regulatory approvals.  If the value of the Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the
Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards are being implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
               rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
               10% of its total assets, then the Fund must secure each
               additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards are being implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      |X| Loans of Portfolio Securities.  To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower.  The
Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt.
Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |X| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract.
The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").
Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1%
increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful.  U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call Options.  The Fund can buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

      |X| Writing Covered Call Options.  The Fund can write (that is, sell)
call options.  The Fund's call writing is subject to a number of restrictions:

(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding.
         That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium).  The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months.  The exercise price may differ from the market price of the underlying security.
The Fund has retained the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The
Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities.  The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund  must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_|  Writing  Put  Options.  The  Fund  can  sell  put  options  on debt securities,  broadly-based  securities  indices,  futures, or foreign currency options.  A put option on  securities  gives the  purchaser the right to sell, and the  writer  the  obligation  to buy,  the  underlying  investment  at the exercise  price  during the option  period.  A put written on debt  securities must be covered by  segregated  liquid  assets and the Fund cannot  write puts if, as a result,  more than 50% of the Fund's net assets  would be required to be segregated to cover such put options.

      If the Fund  writes a put,  the put must be  covered  by  liquid  assets identified on the Fund's  books.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the  underlying  investment remains  equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option  period to buy the  underlying investment from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires  unexercised,  the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is  exercised,  the Fund must  fulfill  its  obligation  to  purchase  the underlying  investment at the exercise  price.  That price will usually exceed the market value of the  investment at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale  price of the  underlying  investment  and the  premium received  minus the sum of the exercise  price and any  transaction  costs the
Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets on its books  with a value  equal  to or  greater  than  the  exercise  price  of the
underlying   securities.   The  Fund  therefore  forgoes  the  opportunity  of
investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also  terminate  if,  before it  receives  an  exercise  notice,  the Fund effects a closing purchase  transaction by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |X| Purchasing Calls and Puts.  The Fund may buy calls only on
securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold
(whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The
Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.
Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

     The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging).  It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

     An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

     |_| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund cannot enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the
Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the
"CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of
Rule 4.5 adopted by the CFTC.  That Rule does not limit the percentage of the
Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.  Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or
               its agencies or instrumentalities;
            |_| corporate debt securities rated within the three highest
               grades by a nationally recognized rating agency;
             |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net
(plus borrowings for investment purposes) assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy.  Other policies described in the Prospectus or this Statement of Additional
Information are "fundamental" only if they are identified as such.  The
Fund's Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this
Statement of Additional Information, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.

      |_| The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow agreements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|_|   The Fund invests at least 80% of its assets in municipal securities.

|_|   The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a
"master-feeder" structure. Under that structure, the Fund would be a "feeder"
fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this Statement of
Additional Information would be revised accordingly.

      |X| Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its
Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the
Prospectus or this Statement of Additional Information.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to
Rule 144A under the Securities Act of 1933.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote)
that prohibits the Fund from issuing senior securities.  However, that policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Non-Diversification of the Fund's Investments.   The Fund is
"non-diversified," as defined in the Investment Company Act.  Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer."  That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers.  However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5%
of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.
Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.  However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration.  To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional
Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.  That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.  Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing 25% or more of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the
Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series.
In 1993 it was reorganized to be a multi-series business trust (now called
Oppenheimer Multi-State Municipal Trust).  The Fund was added as a separate series of that Trust in 1994. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three (3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares. The Trustees are authorized,  without shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the
Fund is not  required  to hold,  and does  not  plan to hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company  Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee.  The Audit
Committee is comprised solely of Independent Trustees.  The members of the
Audit Committee are Edward Regan (Chairman), Kenneth Randall and Russell
Reynolds.  The Audit Committee held 6 meetings during the Fund's fiscal year ended July 31, 2003.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths.  The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2003.
The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
Chairman), Phillip Griffiths and Kenneth Randall.  The Governance Committee
held no meetings during the Fund's fiscal year ended July 31, 2003.  The
Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held 2 meetings during the
Fund's fiscal year ended July 31, 2003.  The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee," as defined in the Investment Company
Act.  Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack and
Fielding, and Mses. Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of
August 27, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.  In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the
Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees aggregating $247,500 from
January 1, 2001 through December 31, 2002. Mr. Reynolds estimates that The
Directorship Search Group will not provide consulting services to
Massachusetts Mutual Life Insurance Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan &         $0         $50,001-$100,000
Yeutter, Chairman  Hartson (a law firm). Other
of the Board of    directorships: Weyerhaeuser Corp.
Trustees since     (since 1999) and Danielson Holding
2003;              Corp. (since 2002); formerly a director
Trustee since 1994 of Caterpillar, Inc. (1993-December
Age: 72            2002). Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           $0         Over
Trustee since 1994 Oppenheimer funds. Formerly Trustee                 $100,000
Age: 70            (May 2000-2002) of Research Foundation
                   of AIMR (investment research,
                   non-profit) and Vice Chairman (October
                   1995-December 1997) of the Manager.
                   Oversees 39 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           $0         Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 64            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since 2002) Columbia Equity    $01        $01
Trustee since 2002 Financial Corp. (privately-held
Age: 51            financial adviser); Managing Director
                   (since 2002) Carmona Motley, Inc.
                   (privately-held financial adviser);
                   Formerly he held the following
                   positions: Managing Director (January
                   1998-December 2001), Carmona Motley
                   Hoffman Inc. (privately-held financial
                   adviser); Managing Director (January
                   1992-December 1997), Carmona Motley &
                   Co. (privately-held financial adviser).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.   $0         Over
Randall, Trustee   (electric utility holding company) and              $100,000
since 1994         Prime Retail, Inc. (real estate
Age: 76            investment trust); formerly a director
                   of Dominion Energy, Inc. (electric
                   power and oil & gas producer),
                   President and Chief Executive Officer
                   of The Conference Board, Inc.
                   (international economic and business
                   research) and a director of Lumbermens
                   Mutual Casualty Company, American
                   Motorists Insurance Company and
                   American Manufacturers Mutual Insurance
                   Company. Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $1-$10,000 $50,001-$100,000
Trustee since 1994 director of RBAsset (real estate
Age: 73            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 29 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             $0         $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1994 (corporate governance consulting and
Age: 71            executive recruiting); a life trustee
                   of International House (non-profit
                   educational organization), and a
                   trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 29
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991)   $0         Over
Vice Chairman of   of the Manager. Formerly a director                 $100,000
the Board of       (January 1969-August 1999) of the
Trustees,          Manager. Oversees 29 portfolios in the
Trustee since 1994 OppenheimerFunds complex.
Age: 77
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     $0            Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 75 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Fielding, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New
York, NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 2002              OppenheimerFunds complex.
Age: 54
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 91
Age:  39                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age:  45                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of Trustees.  The officers of the Fund and one of the
Trustees of the Fund (Mr.  Murphy) who are affiliated with the Manager receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2003.  The  compensation  from all 31 of the Board I Funds
(including  the  Fund)  represents  compensation  received  for  serving  as a director or trustee and member of a committee  (if  applicable)  of the boards of those funds during the calendar year 2002.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1     Expenses2     Retirement3   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter          $5664            $0          $36,372        $71,792
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli              $499            $0          $55,6785      $198,3866
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight
Committee Member and        $2877            $0          $10,256        $60,861
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Leon Levy8                   $388            $0          $133,352       $173,700
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Benjamin Lipstein8           $504            $0          $115,352       $150,152
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Governance Committee
Acting Chairman and         $2559            $0             $0          $14,453
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Elizabeth Moynihan8          $473            $0          $57,086        $105,760
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee Member
and Governance               $434            $0          $74,471        $97,012
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan              $429            $0          $46,313        $95,960
Audit Committee
Chairman and Proxy
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,         $321            $0          $48,991        $71,792
Jr.
Proxy Committee Member
and Audit Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                 $287            $0          $9,39610       $64,080
------------------------------------------------------------------------------------
1.....Aggregate   Compensation   From   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    No  retirement  benefits were accrued by the Fund during its fiscal year ended July 31,  2003 due to a  reallocation  of  retirement  plan  benefits previously accrued for a deceased Trustee.
3.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
   based on a straight life payment plan election with the  assumption  that a
   Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
   "Retirement Plan for Trustees."
4.    Includes  $142 deferred by Mr.  Yeutter under the Deferred  Compensation
   Plan described below.
5.    Includes  $24,989  estimated  to be paid to Mr.  Galli for  serving as a trustee  or  director  of 10 other  Oppenheimer  funds that are not Board I
   Funds.
6.    Includes  $92,626  paid to Mr.  Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
7.    Includes $287 deferred by Mr. Griffiths under the Deferred  Compensation
   Plan described below.
8.    Messrs.  Levy and Lipstein and Ms. Moynihan retired as Trustees from the
   Board I Funds effective  January 1, 2003, March 31, 2003 and July 31, 2003,
   respectively.
9.    Includes  $26 deferred by Mr.  Motley  under the  Deferred  Compensation
   Plan described below.
10.   The amount for Mr. Spiro is based on the assumption  that he will retire at age 82 when he becomes  eligible  to receive  retirement  plan  benefits
   (after 7 years of service).

      |X|  Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X|  Deferred Compensation Plan for Trustees.  The Board of Trustees
has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|  Major Shareholders.  As of August 27, 2003, there were no persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov.  Copies may be obtained after paying a
                          -----------
duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section,
------------------
Washington, D.C. 20549-0102.

      |X|  Portfolio  Proxy  Voting.  The Fund  has  adopted  Portfolio  Proxy
Voting Policies and Procedures  under which the Fund votes proxies relating to securities  held  by  the  Fund  ("portfolio  proxies").  The  Fund's  primary consideration  in voting portfolio  proxies is the financial  interests of the
Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its  agent  to  vote  portfolio  proxies  in  accordance  with  the  Fund's
Portfolio  Proxy Voting  Guidelines and to maintain  records of such portfolio proxy  voting.  The Proxy  Voting  Guidelines  include  provisions  to address conflicts  of  interest  that may arise  between the Fund and OFI where an OFI directly-controlled  affiliate  manages or administers the assets of a pension plan of the company  soliciting the proxy.  The Fund's  Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the  recommendation  of the issuer's  management  on
         routine  matters,   including  election  of  directors  nominated  by
         management  and  ratification  of  auditors,   unless   circumstances
         indicate otherwise.
o     In  general,  the Fund  opposes  anti-takeover  proposals  and  supports
         elimination    of    anti-takeover    proposals,    absent    unusual
         circumstances.
o     The Fund supports shareholder  proposals to reduce a super-majority vote
         requirement,    and   opposes   management   proposals   to   add   a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally  considers executive  compensation  questions such as
         stock  option   plans  and  bonus  plans  to  be  ordinary   business
         activity.  The Fund analyzes  stock option plans,  paying  particular
         attention  to  their  dilutive  effect.   While  the  Fund  generally
         supports  management  proposals,  the Fund opposes plans it considers to be excessive

         The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August
31st of each year.  The first such filing is due no later than August 31,
2004, for the twelve months ended June 30, 2004.   Once filed, the Fund's
Form N-PX filing will be available (i) without charge, upon request, by
calling the Fund toll-free at  1.800.225.5677  and   (ii) on the SEC's
website at www.sec.gov
           -----------

      |X|  The Investment Advisory Agreement.  The Manager provides
investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to day business. The portfolio management team of the Fund is employed by the Manager and is principally responsible for the day-to-day management of the Fund's investment portfolio.

      The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund.  Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.  The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.  The management fees paid by the Fund to the
Manager during the Fund's last three fiscal years are listed below.

-----------------------------------------------------------------------------
                                                  Management Fee Paid to
    Fiscal Year           Management Fee          OppenheimerFunds, Inc.
    Ended 7/31      (Without Voluntary Waiver)        (after waiver)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2001                  $476,017                    $317,344
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2002                  $564,760                    $376,505
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2003                  $700,465                    $466,975
-----------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.  The agreement permits the Manager to act as investment adviser for any other person, firm or corporation.  The Manager can use the name
"Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor.  If the
Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund.  The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions.  Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions.  "Best execution"
refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.  Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Therefore, the Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.
Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received by the
Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.  The Board permits the Manager to use stated
commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The
Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the fiscal years ended July 31, 2001, 2002 and 2003, there were no transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor, whose primary address is P.O. Box 5270, Denver, CO  80217, acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below:

 ------------------------------------------------------------------------------
          Aggregate     Class A                     Concessions  Concessions
 Fiscal   Front-End     Front-End    Concessions    on Class B   on Class C
 Year     Sales         Sales        on Class A     Shares       Shares
 Ended    Charges on    Charges      Shares         Advanced by  Advanced by
 7/31:    Class A       Retained by  Advanced by    Distributor1 Distributor1
          Shares        Distributor* Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2001     $150,702      $25,811        $ 579        $284,744      $23,625
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002     $159,960      $31,877        $ 280        $413,775      $49,579
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003     $432,635      $62,816       $37,785       $443,729      $76,829
 ------------------------------------------------------------------------------
1.    The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
*     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

 ------------------------------------------------------------------------------
             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year Ended  Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2001             $422               $132,505                $1,881
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002              $0                $150,338                $3,776
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003              $0                $140,792                $6,649
 ------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service
Plans."

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use profits from the advisory fee it receives from the Fund.  The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed amendment to the Class A plan that would materially increase payments under the plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.
Those reports are subject to the review and approval of the Independent
Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the
Independent Trustees.  This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent
Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's
Independent Trustees.  The Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_|  Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor.  The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2003, payments under the Class A plan totaled $78,410, all of which was paid by the Distributor to recipients.
That included $2,250 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to
Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor presently intends to pay recipients the service fee on Class
B and Class C shares in advance for the first year the shares are outstanding.  After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares.  The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:

|_|   pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_|   may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|   employs personnel to support distribution of shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B and Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B and Class C shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:       Total Payments      Amount       Distributor's    Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed    Expenses as %
                                Retained by    Expenses Under   of Net Assets
                Under Plan      Distributor         Plan           of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B         $406,958        $352,3031       $1,641,403         3.50%
 Plan
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C         $150,803        $ 71,0432       $ 276,569          1.56%
 Plan
 -------------------------------------------------------------------------------
1.    Includes $999 paid to an affiliate of the Distributor's parent company.
2.    Includes $374 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|  The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30)
day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

STANDARDIZED YIELD = 2 (A - B + 1)- 1
                       -------
                          CD

      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period.  Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend Yield = dividends paid during monthly period x
12/maximum offering
                                         price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions).  The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                 Dividend Yield      Standardized Yield      (39.14% Combined
                                                            Federal/New Jersey
Class of                                                       Tax Bracket)
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
             Without       After    Without    After        Without   After
             Sales         Sales    Sales      Sales         Sales    Sales
               Charge     Charge      Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A        5.98%       5.70%      6.41%      6.11%      10.54%      10.03%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B        5.27%        N/A       5.63%       N/A        9.26%       N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C        5.27%        N/A       5.64%       N/A        9.26%       N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured.  The cumulative total return measures the change in value over the entire period (for example, ten
(10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
-----
  P
            |_| Average Annual Total Return (After Taxes on Distributions).
The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

      |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

ERV - P = TOTAL RETURN
-------
   P

      |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 7/31/03
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
 Shares
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
                                                                    10-Year
                                 1-Year            5-Year         (or life of
                                                                     class)
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
Class A   44.43%1  51.63%1   -3.60%   1.21%    2.21%    3.21%   3.98%1   4.52%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   44.97%2  44.97%2   -4.33%   0.46%    2.12%    2.45%   4.02%2   4.02%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   36.52%3  36.52%3   -0.51%   0.45%    2.44%    2.44%   4.01%3   4.01%3
---------------------------------------------------------------------------------
1  Inception of Class A shares:  3/1/94
2  Inception of Class B shares:  3/1/94
3  Inception of Class C shares:  8/29/95

---------------------------------------------------------------------------------
         Average Annual Total Returns for Class A1 Shares (After Taxes)
                         For the Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                      1-Year         5-Year         10-Year
                                                                  (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions          -3.60%         2.20%           3.95%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions and      -0.43%         2.60%           4.13%
Redemption of Fund Shares
---------------------------------------------------------------------------------
   1. Inception date of Class A shares: 3/1/94

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders.  You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper").  Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.  The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and other municipal bond funds.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_|  Morningstar Ratings.  From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.  The Fund is rated among the
Municipal Single State Long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |_|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street
Journal, Barron's, or similar publications.  That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class
C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Income Fund           Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Equity Fund, Inc.             Municipals
Oppenheimer Europe Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer U.S. Government Trust
Oppenheimer Growth Fund                   Oppenheimer Value Fund
Oppenheimer High Yield Fund               Limited-Term New York Municipal Fund
Oppenheimer International Bond Fund       Rochester Fund Municipals
Oppenheimer International Growth Fund     OSM1 - Jennison Growth Fund
Oppenheimer  International  Small Company OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Limited-Term Government Fund  Fund
Oppenheimer Limited Term Municipal Fund   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to
5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is
$50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
               A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were
               acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
               Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
           ------------------------

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium.  If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional
Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer International Small
      Municipals                              Company Fund
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Gold & Special Minerals     Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares.
Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification  as a  Regulated  Investment  Company.  The Fund has
elected to be taxed as a regulated  investment  company under  Subchapter M of the  Internal  Revenue  Code of 1986,  as amended.  As a regulated  investment company,  the Fund is not subject to federal  income tax on the portion of its net  investment  income  (that  is,  taxable  interest,  dividends,  and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue
Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the
Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.
To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      To the extent that distributions paid by the Fund to New Jersey residents are derived from interest or gains on New Jersey municipal securities and obligations of the U.S. Treasury, those distributions will also be exempt from the New Jersey Gross Income Tax Act. Distributions from the Fund attributable to income from sources other than those will generally be subject to the New Jersey Gross Income Tax Act.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the
                                                 -
redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number
-------
when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S.  tax law,  taxation of a  shareholder who is a foreign person (to include,  but not limited to, a nonresident  alien individual,  a foreign trust, a foreign estate,  a foreign  corporation,  or a foreign partnership)  primarily depends on whether the foreign person's income from the Fund is  effectively  connected  with the conduct of a U.S.  trade or
business.   Typically,   ordinary   income   dividends   paid  (not  including
exempt-interest  dividends  paid  by the  Fund)  from a  mutual  fund  are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the
Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund.
They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the
Manager and its affiliates.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Multi-State Municipal Trust:

     We have  audited  the  accompanying  statement  of assets  and  liabilities including the statement of investments of Oppenheimer New Jersey Municipal Fund,
(one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust)
as of July 31, 2003, and the related  statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the  financial  highlights  for each of the five years in the period then ended.  These  financial  statements and financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by  correspondence  with the custodian and brokers or by other appropriate  auditing  procedures where replies from brokers were not received.  An audit also includes  assessing the accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  New Jersey  Municipal  Fund as of July 31, 2003, the results of its operations  and its cash flows for the year then  ended,  the changes in its net assets for each of the two years in the period  then  ended,  and the  financial highlights  for each of the five years in the period then ended,  in  conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
--------------------
 KPMG LLP

 Denver, Colorado
 August 21, 2003

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2003

Principal
Market Value
     Amount
Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Municipal Bonds and Notes--105.7%
------------------------------------------------------------------------------------------------------------------
New Jersey--90.1%
$   600,000   Camden County Improvement Authority
              (Cooper Health System)
6.000%     02/15/2027   $    619,770
------------------------------------------------------------------------------------------------------------------
     45,000   Essex County Improvement Authority
5.500      12/01/2020         46,341
------------------------------------------------------------------------------------------------------------------
     20,000   Gloucester County Improvement Authority
              (Governmental Leasing Program)
5.900      04/01/2007         20,374
------------------------------------------------------------------------------------------------------------------
  1,000,000   Higher Education Student Assistance Authority
              Student Loan
6.000      06/01/2015      1,080,610
------------------------------------------------------------------------------------------------------------------
  1,000,000   Hudson County Solid Waste Improvement Authority
6.000      01/01/2029        935,090
------------------------------------------------------------------------------------------------------------------
     10,000   Hudson Improvement Authority
6.625      08/01/2025         10,325
------------------------------------------------------------------------------------------------------------------
     20,000   Middletown Township Hsg. Authority (Alice V. Tomaso)
6.000      02/01/2016         20,147
------------------------------------------------------------------------------------------------------------------
     25,000   New Brunswick Parking Authority
5.400      09/01/2015         25,592
------------------------------------------------------------------------------------------------------------------
    135,000   NJ EDA (American Airlines)
7.100      11/01/2031         71,550
------------------------------------------------------------------------------------------------------------------
  1,250,000   NJ EDA (Bristol Glen)
5.750      07/01/2029      1,135,350
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EDA (Cadbury at Cherry Hill)
5.500      07/01/2018        100,881
------------------------------------------------------------------------------------------------------------------
  5,985,000   NJ EDA (Continental Airlines)
6.250      09/15/2019      5,083,120
------------------------------------------------------------------------------------------------------------------
     85,000   NJ EDA (Continental Airlines)
6.250      09/15/2029         71,540
------------------------------------------------------------------------------------------------------------------
  1,230,000   NJ EDA (Continental Airlines)
6.400      09/15/2023      1,060,875
------------------------------------------------------------------------------------------------------------------
  3,500,000   NJ EDA (Continental Airlines)
9.000      06/01/2033      3,631,180
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EDA (Courthouse Convalescent Center)
8.700      02/01/2014        100,726
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ EDA (Fairleigh Dickinson University), Series D
5.250      07/01/2032      2,432,825
------------------------------------------------------------------------------------------------------------------
 15,000,000   NJ EDA (Fairleigh Dickinson University), Series D
6.000      07/01/2025     15,099,300
------------------------------------------------------------------------------------------------------------------
     50,000   NJ EDA (Hackensack Water Company)
5.800      03/01/2024         51,940
------------------------------------------------------------------------------------------------------------------
     25,000   NJ EDA (Hackensack Water Company)
5.900      03/01/2024         25,642
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ EDA (Kaplowski Road Landfill)
6.500      04/01/2031      2,706,700
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EDA (Masonic Charity Foundation of NJ)
5.500      06/01/2031      1,019,320
------------------------------------------------------------------------------------------------------------------
    750,000   NJ EDA (Masonic Charity Foundation of NJ)
6.000      06/01/2025        809,760
------------------------------------------------------------------------------------------------------------------
     30,000   NJ EDA (NJ American Water Company)
5.350      06/01/2023         30,487
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EDA (NJ American Water Company)
5.500      06/01/2023         10,097
------------------------------------------------------------------------------------------------------------------
     15,000   NJ EDA (NJ American Water Company)
6.000      05/01/2036         15,711
------------------------------------------------------------------------------------------------------------------
    500,000   NJ EDA (NJ American Water Company)
6.875      11/01/2034        539,350
------------------------------------------------------------------------------------------------------------------
    915,000   NJ EDA (Nui Corp.)
5.250      11/01/2033        867,850
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EDA (Public Schools Small Project Loan Program)
5.350      08/15/2010         10,232
------------------------------------------------------------------------------------------------------------------
    585,000   NJ EDA (Public Service Electric & Gas)
6.400      05/01/2032        615,344
------------------------------------------------------------------------------------------------------------------
  4,335,000   NJ EDA (RWJ Hospital/CCC/
              RWJ Health Care Corp. Obligated Group)
6.500      07/01/2024      4,594,276
------------------------------------------------------------------------------------------------------------------
    205,000   NJ EDA (Seniorcare of Hamilton)
8.350      11/01/2030        206,265
------------------------------------------------------------------------------------------------------------------
  1,500,000   NJ EDA (St. Francis Life Care Corp.)
5.600      10/01/2012      1,425,780
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EDA (St. Francis Life Care Corp.)
5.750      10/01/2023      1,708,820
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EDA (United Methodist Homes of NJ)
5.125      07/01/2025        832,830
------------------------------------------------------------------------------------------------------------------
     15,000   NJ EDA Economic Recovery, Series A
6.000      03/15/2021         15,242
------------------------------------------------------------------------------------------------------------------
     25,000   NJ EDA Economic Recovery, Series A
6.000      03/15/2021         25,404
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EDA Retirement Community (Cedar Crest Village)
7.250      11/15/2021      2,048,500
------------------------------------------------------------------------------------------------------------------
  2,100,000   NJ EDA Retirement Community (Seabrook Village)
8.000      11/15/2015      2,184,399
------------------------------------------------------------------------------------------------------------------
  1,460,000   NJ EFA (Bloomfield College)
6.850      07/01/2030      1,523,919
------------------------------------------------------------------------------------------------------------------
    770,000   NJ EFA (Fairleigh Dickinson University), Series C
6.625      07/01/2023        788,010

Principal
Market Value
     Amount
Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------

New Jersey Continued
$ 1,290,000   NJ EFA (Fairleigh Dickinson University), Series G
5.700%     07/01/2028   $  1,241,019
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EFA (Monmouth University)
5.625      07/01/2013         10,170
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EFA (Monmouth University)
5.800      07/01/2022      2,064,360
------------------------------------------------------------------------------------------------------------------
      5,000   NJ EFA (Richard Stockton State College)
5.350      07/01/2023          5,081
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EFA (Rider University)
5.000      07/01/2017      1,009,630
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EFA (University of Medicine and Dentistry)
5.250      12/01/2025        100,608
------------------------------------------------------------------------------------------------------------------
     10,000   NJ Health Care Facilities Financing Authority
              (Allegany Health System Obligated Group)
5.200      07/01/2018         10,235
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Health Care Facilities Financing Authority
              (Atlantic City Medical Center)
5.750      07/01/2025      1,022,680
------------------------------------------------------------------------------------------------------------------
     10,000   NJ Health Care Facilities Financing Authority
              (Burdette Tomlin Memorial Hospital)
6.500      07/01/2012         10,247
------------------------------------------------------------------------------------------------------------------
  2,070,000   NJ Health Care Facilities Financing Authority
              (Columbus Hospital)
7.500      07/01/2021      1,749,295
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ Health Care Facilities Financing Authority
              (Englewood Hospital & Medical Center) RITES a
17.236 f    08/01/2025      2,094,400
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Health Care Facilities Financing Authority
              (JFK Medical Center)
5.500      07/01/2023          5,111
------------------------------------------------------------------------------------------------------------------
    125,000   NJ Health Care Facilities Financing Authority
              (JFK Medical Center)
5.500      07/01/2023        127,771
------------------------------------------------------------------------------------------------------------------
    105,000   NJ Health Care Facilities Financing Authority
              (Mercer Medical Center)
6.500      07/01/2021        108,349
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Health Care Facilities Financing Authority
              (Mountainside Hospital)
5.500      07/01/2014          5,113
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Health Care Facilities Financing Authority
              (Robert Wood Johnson University Hospital)
5.750      07/01/2025      1,041,870
------------------------------------------------------------------------------------------------------------------
    750,000   NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)
6.000      07/01/2026        813,300
------------------------------------------------------------------------------------------------------------------
     50,000   NJ Health Care Facilities Financing Authority
              (Underwood Memorial Hospital)
5.700      07/01/2023         51,127
------------------------------------------------------------------------------------------------------------------
     20,000   NJ HFA
5.375      11/01/2008         20,025
------------------------------------------------------------------------------------------------------------------
     10,000   NJ HFA
5.700      11/01/2005         10,004
------------------------------------------------------------------------------------------------------------------
     20,000   NJ Highway Authority (Garden State Parkway)
5.500      01/01/2016         20,036
------------------------------------------------------------------------------------------------------------------
     75,000   NJ Hsg. & Mortgage Finance Agency (Presidential Plaza)
6.950      05/01/2013         75,356
------------------------------------------------------------------------------------------------------------------
    325,000   NJ Hsg. & Mortgage Finance Agency (Presidential Plaza)
7.000      05/01/2030        328,331
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Hsg. & Mortgage Finance Agency, Series A
6.250      05/01/2028      1,035,520
------------------------------------------------------------------------------------------------------------------
    125,000   NJ Hsg. & Mortgage Finance Agency, Series E1
5.750      05/01/2025        128,954
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Hsg. & Mortgage Finance Agency, Series J
5.800      11/01/2018          5,000
------------------------------------------------------------------------------------------------------------------
    305,000   NJ Hsg. & Mortgage Finance Agency, Series J
6.200      10/01/2025        310,911
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Hsg. & Mortgage Finance Agency, Series M
6.700      04/01/2021          5,037
------------------------------------------------------------------------------------------------------------------
  1,100,000   NJ Hsg. & Mortgage Finance Agency, Series U
5.750      04/01/2018      1,133,231
------------------------------------------------------------------------------------------------------------------
     65,000   NJ Sports & Exposition Authority
              (Convention Center Luxury Tax), Series A
5.500      07/01/2022         65,809
------------------------------------------------------------------------------------------------------------------
     45,000   NJ State Turnpike Authority, Series A
6.750      01/01/2008         45,065
------------------------------------------------------------------------------------------------------------------
 10,275,000   NJ Tobacco Settlement Financing Corp. (TASC)
5.750      06/01/2032      8,820,574
------------------------------------------------------------------------------------------------------------------
  5,500,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.000      06/01/2037      4,406,600
------------------------------------------------------------------------------------------------------------------
  6,500,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.125      06/01/2042      5,217,225
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.250      06/01/2043        817,220

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
     Amount
Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------

New Jersey Continued
$    75,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.375%     06/01/2032   $     65,601
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.750      06/01/2039      1,772,700
------------------------------------------------------------------------------------------------------------------
 10,000,000   NJ Tobacco Settlement Financing Corp. RITES a
10.190 f    06/01/2042      6,053,100
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ Transit Corp. ROLs, Series 15 a
11.290 f    09/15/2014      3,326,700
------------------------------------------------------------------------------------------------------------------
  5,055,000   Port Authority NY/NJ (Delta Air Lines)
6.950      06/01/2008      5,091,244
------------------------------------------------------------------------------------------------------------------
  2,500,000   Port Authority NY/NJ (KIAC)
6.750      10/01/2011      2,612,400
------------------------------------------------------------------------------------------------------------------
    955,000   Port Authority NY/NJ (KIAC)
6.750      10/01/2019        976,965
------------------------------------------------------------------------------------------------------------------
  2,305,000   Port Authority NY/NJ 238th Series ROLs a,w
18.300 f    12/15/2032      2,270,241
------------------------------------------------------------------------------------------------------------------
    200,000   Port Authority NY/NJ, 94th Series
6.000      12/01/2014        212,346
------------------------------------------------------------------------------------------------------------------
     20,000   Riverside Township GO
5.450      12/01/2010         20,099
------------------------------------------------------------------------------------------------------------------
    240,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)
5.550      11/01/2033        245,906
------------------------------------------------------------------------------------------------------------------
    185,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)
5.700      05/01/2028        189,170
------------------------------------------------------------------------------------------------------------------
     75,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)
6.250      06/01/2031         79,088
------------------------------------------------------------------------------------------------------------------
     75,000   Salem County Pollution Control Financing
              Authority (E.I. Dupont De Nemours)
6.125      07/15/2022         75,830
------------------------------------------------------------------------------------------------------------------
    180,000   Salem County Pollution Control Financing
              Authority (E.I. Dupont De Nemours)
6.500      11/15/2021        180,929
------------------------------------------------------------------------------------------------------------------
  1,000,000   Salem County Pollution Control Financing
              Authority (Public Service Electric & Gas)
5.750      04/01/2031        968,320
------------------------------------------------------------------------------------------------------------------
     15,000   Scotch Plains Township Senior Citizens Hsg. Corp.
5.750      09/01/2023         15,132
------------------------------------------------------------------------------------------------------------------
  1,500,000   South Jersey Port Corp.
5.200      01/01/2023      1,463,940
------------------------------------------------------------------------------------------------------------------
    750,000   South Jersey Port Corp.
5.250      01/01/2024        736,605
------------------------------------------------------------------------------------------------------------------
     50,000   South Jersey Transit Authority (The Raytheon Company)
6.150      01/01/2022         49,213
------------------------------------------------------------------------------------------------------------------
     35,000   Union County Utilities Authority
              (Ogden Martin Systems of Union)
5.350      06/01/2023         34,782
------------------------------------------------------------------------------------------------------------------
     50,000   Warren County Municipal Utilities Authority
5.300      12/01/2016         51,005

          ------------

114,008,054

------------------------------------------------------------------------------------------------------------------
U.S. Possessions--15.6%
    100,000   Guam Airport Authority, Series A
6.500      10/01/2023        102,167
------------------------------------------------------------------------------------------------------------------
     30,000   Guam Airport Authority, Series B
6.700      10/01/2023         30,710
------------------------------------------------------------------------------------------------------------------
  1,475,000   Northern Mariana Islands, Series A
6.250      03/15/2028      1,488,821
------------------------------------------------------------------------------------------------------------------
    100,000   Puerto Rico ITEMECF (Ana G. Mendez University)
5.375      02/01/2019        100,367
------------------------------------------------------------------------------------------------------------------
    965,000   Puerto Rico ITEMECF (Congeneration Facilities)
6.625      06/01/2026        999,595
------------------------------------------------------------------------------------------------------------------
    365,000   Puerto Rico ITEMECF
              (Polytechnic University of Puerto Rico)
6.500      08/01/2024        392,120
------------------------------------------------------------------------------------------------------------------
  1,000,000   Puerto Rico Municipal Finance Agency RITES a
10.280 f    08/01/2015      1,276,140
------------------------------------------------------------------------------------------------------------------
  6,400,000   Puerto Rico Port Authority (American Airlines), Series A
6.250      06/01/2026      3,456,064
------------------------------------------------------------------------------------------------------------------
    110,000   Puerto Rico Port Authority (American Airlines), Series A
6.300      06/01/2023         59,399
------------------------------------------------------------------------------------------------------------------
     15,000   Puerto Rico Port Authority, Series D
6.000      07/01/2021         15,362
------------------------------------------------------------------------------------------------------------------
    620,000   University of V.I. , Series A
5.750      12/01/2013        661,993
------------------------------------------------------------------------------------------------------------------
  1,000,000   University of V.I. , Series A
6.000      12/01/2024      1,038,050
------------------------------------------------------------------------------------------------------------------
    105,000   V.I. Hsg. Finance Authority, Series A
6.500      03/01/2025        106,899
------------------------------------------------------------------------------------------------------------------
  5,000,000   V.I. Public Finance Authority (Hovensa Coker)
6.500      07/01/2021      5,011,850
------------------------------------------------------------------------------------------------------------------
     40,000   V.I. Public Finance Authority, Series A
6.125      10/01/2029         41,623

Principal
Market Value
     Amount
Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------

U.S. Possessions Continued
$ 1,515,000   V.I. Public Finance Authority, Series A
6.375%     10/01/2019   $  1,686,937
------------------------------------------------------------------------------------------------------------------
    300,000   V.I. Public Finance Authority, Series E
5.875      10/01/2018        303,729
------------------------------------------------------------------------------------------------------------------
  2,500,000   V.I. Public Finance Authority, Series E
6.000      10/01/2022      2,516,375
------------------------------------------------------------------------------------------------------------------
    290,000   V.I. Water & Power Authority
5.300      07/01/2018        286,952
------------------------------------------------------------------------------------------------------------------
    175,000   V.I. Water & Power Authority
5.300      07/01/2021        168,852

------------

19,744,005

------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost
$139,097,307)--105.7%
133,752,059
------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other
Assets--(5.7)
(7,231,720)

                                                     ------------
 Net
Assets--100.0%
$126,520,339

                            ============

Footnotes to Statement of Investments
a. Identifies issues considered to be illiquid. See Note 5 of Notes to
Financial
Statements.
f. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
w. When-issued security to be delivered and settled after July 31, 2003. See
Note 1 of Notes to Financial Statements.

To simplify the listings of securities, abbreviations are used per the table below:
CCC     Continuing Care Center                JFK   John Fitzgerald Kennedy
EDA     Economic Development Authority        NY/NJ New York/New Jersey
EFA     Educational Facilities Authority      RITES Residual Interest Tax
GO      General Obligation                          Exempt Security
HFA     Housing Finance Agency                ROLs  Residual Option Longs
ITEMECF Industrial, Tourist, Educational,     RWJ   Robert Wood Johnson
        Medical and Environmental Community   TASC  Tobacco Settlement
        Facilities                                  Asset-Backed Bonds
                                              V.I.  United States Virgin
Islands

--------------------------------------------------------------------------------
 Industry Concentrations  July 31, 2003

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                           Market Value    Percent
-----------------------------------------------------------------------------
 Tobacco Settlements                                $ 27,153,020       20.3%
 Higher Education                                     26,467,452       19.8
 Airlines                                             18,524,972       13.9
 Hospital/Health Care                                 12,354,425        9.2
 Adult Living Facilities                              11,471,750        8.6
 Pollution Control                                     7,366,437        5.5
 Marine/Aviation Facilities                            6,369,405        4.8
 Electric Utilities                                    5,079,546        3.8
 Sales Tax Revenue                                     4,548,664        3.4
 Municipal Leases                                      3,387,720        2.5
 Special Tax                                           2,706,700        2.0
 Multifamily Housing                                   1,638,469        1.2
 Single Family Housing                                 1,556,078        1.2
 General Obligation                                    1,352,905        1.0
 Student Loans                                         1,080,610        0.8
 Resource Recovery                                       935,090        0.7
 Gas Utilities                                           867,850        0.7
 Water Utilities                                         673,227        0.5

STATEMENT OF INVESTMENTS  Continued

--------------------------------------------------------------------------------
 Industry Concentrations  July 31, 2003 / Continued

 Industry                                           Market Value    Percent
-----------------------------------------------------------------------------
 Sports Facility Revenue                            $     65,809        0.1%
 Highways/Railways                                        65,101         --
 Sewer Utilities                                          51,005         --
 Parking Fee Revenue                                      25,592         --
 Education                                                10,232         --
                                                    -------------------------
 Total                                              $133,752,059      100.0%
                                                    =========================
--------------------------------------------------------------------------------
 Summary of Ratings  July 31, 2003 / Unaudited
--------------------------------------------------------------------------------
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Ratings                                                           Percent
----------------------------------------------------------------------------
 AAA                                                                  15.8%
 AA                                                                    1.2
 A                                                                    40.5
 BBB                                                                  19.5
 BB                                                                    3.8
 B                                                                     7.4
 CCC                                                                   4.0
 CC                                                                    0.0
 C                                                                     0.0
 D                                                                     0.0
 Not Rated                                                             7.8
                                                                     ------
                                                                     100.0%
                                                                     ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the
underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned
an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been
designated investment grade by the Manager are included in the "Not Rated"
category.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2003

 Assets

 Investments, at value (cost $139,097,307)--see accompanying
statement           $ 133,752,059
------------------------------------------------------------------------------------------------

Cash
74,713
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
9,369,684

Interest
1,958,653
 Shares of beneficial interest sold
                                             629,737

Other
1,479

---------------
 Total
assets
145,786,325

------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $2,395,800 purchased on a when-issued
basis)      11,967,381
 Notes payable to bank (interest rate 1.75% at July 31,
2003)                        6,000,000
 Shares of beneficial interest
redeemed                                              1,047,651

Dividends
151,685
 Shareholder
reports
44,218
 Distribution and service plan fees
                        16,004
 Trustees'
compensation
15,564
 Transfer and shareholder servicing agent
fees                                           6,979
 Other
                                                     16,504

---------------
 Total
liabilities
19,265,986

------------------------------------------------------------------------------------------------
 Net
Assets                                                                      $
126,520,339

              ===============

------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in
capital                                                                 $
135,630,907
------------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                   711,260
------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                           (4,476,580)
------------------------------------------------------------------------------------------------
 Net unrealized depreciation on
investments                                         (5,345,248)

---------------
 Net
Assets                                                                      $
126,520,339

===============

STATEMENT OF ASSETS AND LIABILITIES  Continued
-----------------------------------------------------------------------------------------------------------------

 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $61,824,632 and 5,884,588 shares of beneficial interest
outstanding)                                    $10.51
 Maximum offering price per share (net asset value plus sales charge of 4.75%
of offering price)         $11.03
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$46,911,928
 and 4,460,277 shares of beneficial interest
outstanding)                                                $10.52
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$17,783,779
 and 1,691,563 shares of beneficial interest
outstanding)                                                $10.51

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2003

----------------------------------------------------------------------------
 Investment Income

 Interest                                                     $  8,239,455

----------------------------------------------------------------------------
 Expenses

 Management fees                                                   700,465
----------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                            78,410
 Class B                                                           406,958
 Class C                                                           150,803
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                            35,242
 Class B                                                            26,860
 Class C                                                            10,180
----------------------------------------------------------------------------
 Interest expense                                                  119,128
----------------------------------------------------------------------------
 Shareholder reports                                                85,761
----------------------------------------------------------------------------
 Custodian fees and expenses                                         7,577
----------------------------------------------------------------------------
 Trustees' compensation                                              3,235
----------------------------------------------------------------------------
 Other                                                              37,492
                                                              --------------
 Total expenses                                                  1,662,111
 Less reduction to custodian expenses                               (1,129)
 Less reimbursement of management fees                            (233,490)
                                                              --------------
 Net expenses                                                    1,427,492

----------------------------------------------------------------------------
 Net Investment Income                                           6,811,963

----------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                5,404,061
----------------------------------------------------------------------------
 Net change in unrealized depreciation on investments          (11,332,800)

----------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations         $    883,224
                                                              ==============

 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                            2003
2002

Operations

 Net investment income                                  $  6,811,963   $
4,204,020
-------------------------------------------------------------------------------------
 Net realized gain (loss)                                  5,404,061
(824,243)
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (11,332,800)
1,576,648

-----------------------------
 Net increase in net assets resulting from operations        883,224
4,956,425

-------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                  (3,131,845)
(2,023,988)
 Class B                                                  (2,226,464)
(1,645,824)
 Class C                                                    (828,541)
(388,173)

-------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                  17,051,804
7,709,022
 Class B                                                   5,059,679
4,357,265
 Class C                                                   5,855,389
3,921,841

-------------------------------------------------------------------------------------
 Net Assets

 Total increase                                           22,663,246
16,886,568
-------------------------------------------------------------------------------------
 Beginning of period                                     103,857,093
86,970,525

-----------------------------
 End of period [including undistributed net investment
 income of $711,260 and $86,147, respectively]          $126,520,339
$103,857,093

=============================

 See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2003

--------------------------------------------------------------------------------
 Cash Flows from Operating Activities

 Net increase in net assets from operations                      $     883,224
--------------------------------------------------------------------------------
 Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
 Purchase of investment securities
(149,259,807)
 Proceeds from disposition of investment securities                112,798,124
 Increase in interest receivable
(656,040)
 Increase in receivable for securities sold
(5,283,001)
 Increase in other assets
(417,566)
 Increase in payable for securities purchased                        6,075,362
 Increase in accrued expenses                                          893,437
 Amortization                                                          118,890
 Realized gain on securities
(5,404,061)
 Unrealized depreciation on securities                              11,332,800

---------------
 Net cash used in operating activities
(28,918,638)

--------------------------------------------------------------------------------
 Cash Flows from Financing Activities

 Proceeds from issuance of debt                                     90,200,000
 Payments on outstanding debt
(84,200,000)
 Proceeds from shares sold                                          50,904,080
 Payment on shares redeemed
(26,525,923)
 Cash distributions paid
(2,598,135)
                                                                 -------------
 Net cash provided by financing activities                          27,780,022
--------------------------------------------------------------------------------
 Net decrease in cash
(1,138,616)
--------------------------------------------------------------------------------
 Cash, beginning balance                                             1,213,329

---------------

 Cash, ending balance                                            $      74,713

===============

 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 Class A         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89
$10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .67           .53
..55            .53          .55
 Net realized and unrealized gain (loss)          (.52)          .08
..51           (.82)        (.36)

----------------------------------------------------------------
 Total from investment operations                  .15           .61
1.06           (.29)         .19
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.63)         (.51)
(.53)          (.55)        (.55)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.63)         (.51)
(.53)          (.56)        (.56)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99
$10.89         $10.36       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               1.21%         5.79%
10.42%         (2.47)%       1.57%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $61,825       $47,305
$39,185        $31,937      $42,289
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $54,811       $42,809
$35,710        $35,286      $38,999
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            6.24%         4.88%
5.08%          5.26%        4.71%
 Total expenses                                   1.02%         0.84%
0.87%          1.09%        1.10%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       0.82% 3       0.63% 3
0.67% 3        0.79% 3      0.63% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

 Class B         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $11.00        $10.90
$10.37         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .45
..47            .47          .47
 Net realized and unrealized gain (loss)          (.53)          .08
..51           (.83)        (.37)

----------------------------------------------------------------
 Total from investment operations                  .06           .53
..98           (.36)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)
(.45)          (.47)        (.46)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)
(.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.52        $11.00
$10.90         $10.37       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.46%         4.99%
9.58%         (3.11)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $46,912       $43,888
$39,164        $35,338      $44,322
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $45,226       $41,532
$36,447        $38,064      $39,842
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.46%         4.12%
4.34%          4.50%        3.96%
 Total expenses                                   1.78%         1.60%
1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3
1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  Continued

 Class C         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89
$10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .44
..47            .46          .46
 Net realized and unrealized gain (loss)          (.53)          .09
..51           (.83)        (.36)

----------------------------------------------------------------
 Total from investment operations                  .06           .53
..98           (.37)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)
(.45)          (.47)        (.46)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)
(.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99
$10.89         $10.36       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.45%         4.99%
9.59%         (3.20)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $17,784       $12,664
$8,622         $7,142       $9,732
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $16,770       $ 9,831
$7,301         $8,198       $8,483
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.49%         4.10%
4.33%          4.51%        3.96%
 Total expenses                                   1.78%         1.60%
1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3
1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of
 Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management
 investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current
 interest income exempt from federal and New Jersey income taxes for individual
 investors as is consistent with preservation of capital. The Fund's investment
 advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold
 at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes
A, B
 and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board
 of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Securities on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can
 take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time
 to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net
 asset value to the extent the Fund executes such transactions while remaining

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 substantially fully invested. As of July 31, 2003, the Fund had entered into when-issued purchase commitments or forward commitments of $2,395,800.

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price
 of such securities is more volatile than comparable fixed rate securities.
The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $15,020,581 as of July 31, 2003.
Including
 the effect of leverage, inverse floaters represent 17.16% of the Fund's total assets as of July 31, 2003.

--------------------------------------------------------------------------------
 Security Credit Risk. There are certain risks arising from geographic concentration in any State. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                               Net Unrealized
                                                                 Depreciation
       Undistributed   Undistributed      Accumulated        Based on Cost of
       Net Investment      Long-Term             Loss  Securities for Federal
       Income                   Gain  Carryforward 1,2    Income Tax Purposes
       ----------------------------------------------------------------------
       $878,018                  $--       $4,476,583              $5,345,248

 1. As of July 31, 2003, the Fund had $4,476,583 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2003, details
 of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009        $2,925,051
                              2010         1,551,532
                                          ----------
                              Total       $4,476,583
                                          ==========

 2. During the fiscal years ended July 31, 2003 and July 31, 2002, the Fund utilized $5,100,207 and $--, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal year.

 The tax character of distributions paid during the years ended July 31, 2003 and July 31, 2002 was as follows:
                                             Year Ended      Year Ended
                                          July 31, 2003   July 31, 2002
                -------------------------------------------------------
                Distributions paid from:
                Exempt-interest dividends    $6,186,850      $4,057,985

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as
 of July 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to
 the tax deferral of losses or tax realization of financial statement unrealized
 gain or loss.

              Federal Tax Cost                $139,097,307
                                              =============

              Gross unrealized appreciation   $  3,098,653
              Gross unrealized depreciation     (8,443,901)
                                              -------------
              Net unrealized depreciation     $ (5,345,248)
                                              =============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 July 31, 2003, the Fund's projected benefit obligations were decreased by
 $1,208 and payments of $1,658 were made to retired trustees, resulting in an accumulated liability of $15,079 as of July 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not
 affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Expense Offset Arrangement. The reduction of custodian fees represents earnings
 on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended July 31, 2003   Year Ended July 31, 2002
                               Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------
 Class A
 Sold                       2,447,732  $ 26,349,769   1,270,051    $13,768,956
 Dividends and/or
 distributions reinvested     170,097     1,828,108      95,545      1,033,564
 Redeemed                  (1,039,182)  (11,126,073)   (658,419)
(7,093,498)

-----------------------------------------------------
 Net increase               1,578,647  $ 17,051,804     707,177    $ 7,709,022

=====================================================

--------------------------------------------------------------------------------
 Class B
 Sold                       1,364,294  $ 14,637,609   1,202,397    $13,034,772
 Dividends and/or
 distributions reinvested     120,251     1,294,316      78,885        854,215
 Redeemed                  (1,014,950)  (10,872,246)   (883,955)
(9,531,722)

-----------------------------------------------------
 Net increase                 469,595  $  5,059,679     397,327    $ 4,357,265

=====================================================

--------------------------------------------------------------------------------
 Class C
 Sold                         918,241  $  9,916,702     553,069    $ 5,993,189
 Dividends and/or
 distributions reinvested      43,360       466,291      19,189        207,721
 Redeemed                    (422,140)   (4,527,604)   (211,598)
(2,279,069)

-----------------------------------------------------
 Net increase                 539,461  $  5,855,389     360,660    $ 3,921,841

=====================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2003, were
 $149,259,807 and $112,798,124, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual
 net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The foregoing waiver is voluntary and may be amended or withdrawn by the Manager at any time.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended July 31, 2003, the Fund paid $74,816 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public
 offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A   Concessions
Concessions   Concessions
                        Front-End      Front-End    on Class A    on Class
B    on Class C
                    Sales Charges  Sales Charges        Shares
Shares        Shares
                       on Class A    Retained by   Advanced by   Advanced
by   Advanced by
 Year Ended                Shares    Distributor  Distributor 1 Distributor 1
Distributor 1
-------------------------------------------------------------------------------------------

 July 31, 2003           $432,635        $62,816       $37,785
$443,729       $76,829

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A           Class B            Class C
                               Contingent        Contingent         Contingent
                                 Deferred          Deferred           Deferred
                            Sales Charges     Sales Charges      Sales Charges
                              Retained by       Retained by        Retained by
 Year Ended                   Distributor       Distributor        Distributor
-------------------------------------------------------------------------------
 July 31, 2003                        $--          $140,792             $6,649

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
 Class A shares of the Fund. For the year ended July 31, 2003, expense under the
 Class A Plan totaled $78,410, all of which were paid by the Distributor to recipients, which included $2,250 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
    Distribution and Service Plans for Class B and Class C Shares. The Fund
has
 adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $406,958         $352,303     $1,641,403
3.50%
 Class C Plan           150,803           71,043        276,569           1.56

--------------------------------------------------------------------------------
 5. Illiquid Securities
 As of July 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
 market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July
 31, 2003 was $15,020,581, which represents 11.87% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow up to one third of its total assets from a bank to purchase
 portfolio securities, or for temporary and emergency purposes. The purchase of
 securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
 Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of
 the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $6,000,000 at July 31, 2003 at an interest rate of 1.75%. For the year ended July 31, 2003, the average monthly loan balance was $5,991,754 at an average daily interest rate of 1.983%. The
 Fund had gross borrowings and gross loan repayments of $90,200,000 and
 $84,200,000, respectively, during the year ended July 31, 2003. The maximum amount of borrowings outstanding at any month-end was $28,500,000. The Fund paid commitment fees of $322 and interest of $118,521 during the year ended
 July 31, 2003.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS
                      ----------------------------------

Below   are    summaries   of   the   rating    definitions    used   by   the
nationally-recognized  rating agencies listed below for municipal  securities.
Those ratings  represent the opinion of the agency as to the credit quality of issues that they rate. The summaries  below are based upon  publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa:  Bonds  rated  "Aaa" are  judged to be the best  quality.  They carry the smallest  degree of  investment  risk.  Interest  payments are  protected by a large or by an  exceptionally  stable  margin and  principal is secure.  While the various protective  elements are likely to change, the changes that can be expected  are most  unlikely to impair the  fundamentally  strong  position of such issues.

Aa:  Bonds  rated  "Aa" are  judged to be of high  quality  by all  standards.
Together  with the "Aaa" group,  they  comprise  what are  generally  known as high-grade  bonds.  They are rated lower than the best bonds  because  margins of protection  may not be as large as with Aaa  securities or  fluctuation  of protective  elements  may be of  greater  amplitude  or  there  may  be  other elements  present which make the long-term  risk appear  somewhat  larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment  attributes and are to be considered  as  upper-medium-grade  obligations.  Factors  giving  security to principal  and  interest are  considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations;  that is, they are  neither  highly  protected  nor poorly  secured.  Interest  payments  and principal  security  appear  adequate  for the present but certain  protective elements  may be  lacking  or may be  characteristically  unreliable  over any great length of time. Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

Ba:  Bonds rated "Ba" are judged to have  speculative  elements.  Their future cannot be  considered  well-assured.  Often the  protection  of  interest  and principal  payments  may be very  moderate  and thereby  not well  safeguarded during  both good and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B:  Bonds  rated  "B"  generally   lack   characteristics   of  the  desirable
investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing.  Such issues may be in default or there  may be  present  elements  of  danger  with  respect  to  principal  or interest.

Ca: Bonds rated "Ca"  represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated  bonds and can be  regarded as having  extremely  poor  prospects of ever  attaining  any real  investment standing.

Con. (...):  Bonds for which the security  depends on the completion of some act or the fulfillment of some condition are rated conditionally.  These bonds are secured by (a)  earnings  of  projects  under  construction,  (b)  earnings of projects  unseasoned  in  operating  experience,  (c) rentals  that begin when facilities  are  completed,  or (d)  payments  to which  some  other  limiting condition attaches.  The parenthetical  rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's  applies  numerical  modifiers  1,  2,  and 3 in each  generic  rating classification  from "Aa" through  "Caa." The modifier "1" indicates  that the obligation  ranks  in the  higher  end of its  generic  rating  category;  the modifier "2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term  obligations that are investment grade.
Short-term  speculative  obligations  are  designated  "SG." For variable rate demand  obligations,  a  two-component  rating is  assigned.  The first  (MIG)
element  represents an evaluation by Moody's of the degree of risk  associated with  scheduled  principal and interest  payments.  The second  element (VMIG)
represents  an  evaluation  of the degree of risk  associated  with the demand feature.

MIG  1/VMIG 1:  Denotes  superior  credit  quality.  Excellent  protection  is afforded by  established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit  quality.  Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes  acceptable  credit  quality.  Liquidity  and  cash-flow protection  may be narrow,  and market access for  refinancing is likely to be less well established.

SG:  Denotes  speculative-grade  credit  quality.  Debt  instruments  in  this category may lack margins of protection.

Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment than obligations rated
`BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity to pay principal  and  interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory  capacity  to  pay  principal  and  interest,  with  some vulnerability  to adverse  financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                   Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans5
         4) Group Retirement Plans6
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.
 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."7 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.
            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.8
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.9
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.11
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.12
         9) On account of the participant's separation from service.13
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
         liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         redemptions following the death or disability of the shareholder(s)
            (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
         withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10%
            of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
          dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer New Jersey Municipal Fund

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX395.0903

---------------------------------------------------------------------------------
Oppenheimer Pennsylvania Municipal Fund
---------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 24,2003

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 24, 2003.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

About Your Account

Financial Information About the Fund

---------------------------------------------------------------------------------
ABOUT THE FUND
---------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund.  Additional information is also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth , since that would generally be inconsistent with its goal of seeking tax-exempt income.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.  These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue.  These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments."
As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities.  In addition, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in
Pennsylvania municipal securities.  This includes securities that generate income subject to the alternative minimum tax. The Manager has interpreted the
Fund's policy regarding investment in municipal securities to require the Fund to invest at least 80% of the Fund's net assets in municipal securities.
Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds."  The principal classifications of long-term municipal bonds are
"general obligation" and "revenue" (including "industrial development") bonds.
They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five (5) to ten (10) years from the issuance date.  When interest rates decline, if the call provision on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that have a lower rate of return.

            |X| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |X| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |X| Industrial Development Bonds.  Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax.  They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |X| Private Activity Municipal Securities.  The Tax Reform Act of
1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.
The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.  However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject.  The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity securities.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.
For certain types of uses, a 5% threshold is substituted for this 10%
threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section
147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user.  This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds.
Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes.  Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

      |X| Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

      |X| Revenue Anticipation Notes.  These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under
Federal revenue-sharing programs.

      |X| Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

      |X| Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation
(usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

      |X|  Municipal  Lease  Obligations.  The Fund's  investments  in  municipal lease obligations may be through  certificates of participation  that are offered to investors by public  entities.  Municipal  leases may take the form of a lease or an  installment  purchase  contract  issued  by a state  or  local  government
authority  to  obtain   funds  to  acquire  a  wide  variety  of  equipment   and
facilities.

      Some   municipal   lease   securities   may  be  deemed  to  be  "illiquid"
securities.  Their  purchase by the Fund would be limited as  described  below in
"Illiquid  Securities."  From  time to time the Fund may  invest  more than 5% of its net assets in municipal  lease  obligations  that the Manager has  determined to be liquid  under  guidelines  set by the Board of Trustees.  Those  guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other  potential  buyers  willing to  purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal   leases  have  special  risk   considerations.   Although  lease
obligations do not constitute  general  obligations of the municipality for which the  municipality's  taxing power is pledged,  a lease  obligation  is ordinarily backed by the  municipality's  covenant to budget for,  appropriate  and make the payments  due under the lease  obligation.  However,  certain  lease  obligations contain  "non-appropriation"  clauses which provide that the  municipality has no obligation  to make  lease or  installment  purchase  payments  in  future  years unless  money is  appropriated  for that  purpose  on a yearly  basis.  While the obligation  might be secured by the lease,  it might be  difficult  to dispose of that  property in case of a default.  The  Commonwealth  of  Pennsylvania  is not required by law to appropriate  or otherwise  provide moneys from which the lease payments are to be made.

      Projects  financed with  certificates  of  participation  generally are not
subject   to  state   constitutional   debt   limitations   or  other   statutory
requirements  that may  apply  to other  municipal  securities.  Payments  by the public entity on the  obligation  underlying  the  certificates  are derived from available  revenue  sources.  That  revenue  might be  diverted to the funding of other municipal  service  projects.  Payments of interest  and/or  principal with respect  to  the  certificates  are  not  guaranteed  and do  not  constitute  an obligation of a state or any of its political subdivisions.

      In  addition   to  the  risk  of   "non-appropriation,"   municipal   lease
securities  do not  have as  highly  liquid a market  as  conventional  municipal bonds.  Municipal leases,  like other municipal debt obligations,  are subject to the risk of  non-payment  of interest or  repayment  of  principal by the issuer.
The ability of issuers of municipal  leases to make timely lease  payments may be adversely  affected in general  economic  downturns and as relative  governmental cost  burdens  are  reallocated  among  federal,  state  and  local  governmental units.  A default in payment of income  would  result in a reduction of income to the Fund.  It could  also  result in a  reduction  in the value of the  municipal lease and that, as well as a default in repayment of  principal,  could result in a  decrease  in the net  asset  value of the  Fund.  While  the Fund  holds  such securities,  the  Manager  will also  evaluate  the  likelihood  of a  continuing market for these securities and their credit quality.

      |X|  Ratings of  Municipal  Securities.  Ratings  by ratings  organizations such as Moody's Investors  Service,  Inc.  ("Moody's"),  Standard & Poor's Rating
Services,  a division  of the  McGraw-Hill  Companies,  Inc.  ("S&P")  and Fitch,
Inc.  ("Fitch")  represent the respective  rating agency's opinions of the credit quality of the  municipal  securities  they  undertake  to rate.  However,  their ratings  are  general  opinions  and are not  guarantees  of  quality.  Municipal securities  that have the same  maturity,  coupon and  rating may have  different yields,  while other municipal  securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower  grade  securities  (often  referred  to as "junk  bonds") may have a
higher  yield  than  securities  rated  in  the  higher  rating  categories.   In
addition  to having a greater  risk of  default  than  higher-grade,  securities, there  may be less of a market  for  these  securities.  As a result  they may be harder to sell at an acceptable  price.  The additional  risks mean that the Fund may not receive the anticipated  level of income from these  securities,  and the
Fund's net asset value may be  affected  by declines in the value of  lower-grade securities.  However,  because the added risk of lower quality  securities  might not be consistent  with the Fund's policy of  preservation  of capital,  the Fund limits its investments in lower quality securities.

      Subsequent  to its purchase by the Fund, a municipal  security may cease to be rated or its rating may be reduced  below the minimum  required  for  purchase by the  Fund.  Neither  event  requires  the Fund to sell the  security,  but the
Manager  will  consider  such  events  in  determining  whether  the Fund  should continue  to hold the  security.  To the extent  that  ratings  given by Moody's,
S&P,  or Fitch  change as a result of changes in those  rating  organizations  or their  rating  systems,  the Fund  will  attempt  to use  comparable  ratings  as standards for investments in accordance with the Fund's investment policies.

      The  Fund  may  buy  municipal  securities  that  are  "pre-refunded."  The issuer's  obligation  to repay the  principal  value of the security is generally collateralized  with U.S.  government  securities  placed  in an escrow  account.
This  causes the  pre-refunded  security  to have  essentially  the same risks of default as a AAA-rated security.

      The rating definitions of Moody's,  S&P and Fitch for municipal  securities are  contained in Appendix A to this  Statement of  Additional  Information.  The
Fund can purchase  securities  that are unrated by nationally  recognized  rating organizations.  The Manager will make its own  assessment  of the credit  quality of  unrated  issues the Fund  buys.  The  Manager  will use  criteria  similar to those used by the rating  agencies,  and assign a rating  category  to a security that is comparable  to what the Manager  believes a rating agency would assign to that  security.  However,  the Manager's  rating does not  constitute a guarantee of the quality of a particular issue.

Special  Risks of  Investing  Primarily  in  Pennsylvania  Municipal  Securities.
Because the Fund  focuses its  investments  primarily on  Pennsylvania  municipal securities,  the value of its portfolio  investments  will be highly sensitive to events  affecting the fiscal  stability of the  Commonwealth of Pennsylvania  and
its   municipalities,   authorities  and  other   instrumentalities   that  issue
securities  in  which  the  Fund  invests,   including  political   developments,
economic  problems and  legislation.  Many different  social,  environmental  and economic  factors may affect the  financial  condition  of  Pennsylvania  and its political  subdivisions.  From  time  to time  Pennsylvania  and  certain  of its
political   subdivisions  have  encountered  financial   difficulties  that  have
adversely  affected their  respective  credit  standings.  Other factors that may negatively  affect economic  conditions in  Pennsylvania  include adverse changes in employment  rates,  federal revenue sharing or laws with respect to tax-exempt
financing.   In  addition,   the  recent  national  economic  recession  and  the
continuing  economic  uncertainty  has had and may  continue  to have a  negative impact on the Pennsylvania economy.

      It  is  not  possible  to  predict  the  future  impact  of  the  political developments,  economic  problems and legislation on the long-term ability of the
Commonwealth of Pennsylvania  or Pennsylvania  municipal  issuers to pay interest or repay  principal  on their  obligations.  The  information  below  about these conditions  is only a brief  summary  based upon  information  the Fund has drawn from  sources  that it  believes  are  reliable,  including  official  statements relating  to  securities  offerings  of  Pennsylvania  issuers.  The  information below is general  in nature  and does not  provide  information  about  financial condition  of the state or  specific  issuers  in whose  securities  the Fund may invest, or the risks of those specific investments.

      |X|  The  Effect  of  General   Economic   Conditions  in  the  State.  The
Commonwealth of Pennsylvania  is one of the most populous  states,  ranking sixth behind  California,  Texas,  New York,  Florida and Illinois.  Pennsylvania is an
established  state with a diversified  economy.  It is the  headquarters for many major  corporations.  Pennsylvania  had  historically  been identified as a heavy industry  state.  That  reputation  has changed over the last thirty years as the coal,  steel and railroad  industries  declined and the  Commonwealth's  business environment  readjusted  with a more  diversified  economic  base.  This economic readjustment  was a direct result of a long-term  shift in jobs,  investment  and workers  away  from  the  northeast  part of the  nation.  Currently,  the  major sources of growth in  Pennsylvania  are in the service sector,  including  trade,
medical  and  the  health   services,   education  and  financial   institutions.
Pennsylvania's  5.7  million-person  work force ranks as the sixth  largest labor pool in the nation.

      The  Commonwealth  uses the fund method of  accounting.  The General  Fund, the  Commonwealth's  largest fund,  receives all tax revenues,  non-tax  revenues and  federal  grants  and  entitlements  that  are  not  specified  by  law to be
deposited   elsewhere.   The  majority  of  the   Commonwealth's   operating  and
administrative  expenses  are payable  from the General  Fund.  Debt  service and all bonded  indebtedness  of the  Commonwealth,  except  that  issued for highway purposes or for the benefit of other special  revenue funds,  is payable from the
General Fund.

      In  February  2003  the  Commonwealth   issued  its  Comprehensive   Annual
Financial  Report  (CAFR") for the fiscal year ended June 30, 2002.  The CAFR for fiscal 2002  incorporates  several new  accounting  and reporting  standards that affect the  comparability  of financial  information for that fiscal year to GAAP basis  financial  information  reported for fiscal years prior to the adoption of the new  standards.  The CAFR for fiscal  2002 also  provides a new  presentation
of  government-wide   financial  statements  that  are  intended  to  provide  an all-encompassing view of a government's financial condition and activities.

      Slower than  projected  growth in the  national  economy  contributed  to a shortfall  of  Commonwealth  revenues in fiscal 2003.  General  Fund  collections were $497.6  million  (2.3%) below  estimate at the end of the fiscal year.  Both newly  elected  Governor  Rendell  and  outgoing  Governor  Schweiker  had  taken actions to reduce  fiscal  2003  expenditures,  and  Governor  Rendell  has taken other actions to maintain an  unappropriated  surplus  balance at the 2003 fiscal year end.

      During the  five-year  period  from fiscal  year 1998  through  fiscal year
2002,  total  revenues and other  sources  increased by an average of 4.7 percent annually.  Tax revenues  during this same period  increased by an annual  average of 2.1 percent.  Recent slow economic  growth and the  resulting  slow growth for tax revenues caused fees and license income and other  financing  sources such as transfers  from other  funds to become a larger  portion of income to the General
Fund for fiscal year 2002.  Operating  transfers,  transfers from  components and other  additions  totaled  $474.1  million in fiscal  year 2002,  an  increase of
$395.8 million from the prior fiscal year.

      Expenditures  and other  uses  during the fiscal  years 1998  through  2002 rose at an average  annual rate of 6.5 percent.  Comparison  of  expenditures  by individual  category in fiscal year 2002 to prior  fiscal  years is not  reliable due to a change to the  definitions  for these  expenditure  categories in fiscal year 2002.

      Beginning  with  fiscal  year  1999,  the Tax  Stabilization  Reserve  Fund
balance    and    certain     other     amounts     previously     reported    as
"unreserved-designated"  in  the  fund  balance  were  reclassified  as  reserved balances and placed in the  "reserved  for  advances and other"  category to more accurately reflect their status.

      The fund balance at June 30, 2002 totaled $2,902.4  million,  a decrease of
$1,582.7  million from the balance at June 30, 2001  (restated).  The transfer of
$853.9  million  of  accumulated   tobacco  settlement  receipts  and  associated
investment  earnings to the  Tobacco  Settlement  Fund,  a special  revenue  fund
(reported  for  GAAP  purposes  as a  governmental  fund)  accounts  for a  major portion of the  General  Fund's  decline in fund  balance.  The fiscal  year 2002
yearend   unreserved-undesignated  portion  of  the  fund  balance  was  $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

      Largely  due to the  effects  of the  national  recession  on tax and other receipts,  actual  fiscal  year 2002  revenues  were  below  estimate  by 5.9% or
$1.268  billion.  Total  fiscal  year  2002  revenues  net of  reserves  for  tax
refunds  and  including   intergovernmental  transfers  were  $19,642.3  million.
Actual  expenditures  from  fiscal year 2002  appropriations  were 1.2% below the original  appropriated  levels.  Total  expenditures net of appropriation  lapses
and  including   intergovernmental   transfers  totaled  $20,870.4  million.   An
unappropriated  surplus  balance at the close of the fiscal  year was  maintained by the transfer of the $1,038 million  balance of the Tax  Stabilization  Reserve
Fund to the General  Fund and a partial draw down of the $336.5  million  General
Fund  balance at the  beginning of the fiscal year.  The  unappropriated  balance at the close of the 2002 fiscal year was $142.8 million.

      Commonwealth  tax  revenues for the fiscal year  declined  2.6% from fiscal year 2001 tax receipts,  the first year over year decrease in tax receipts  since fiscal  year 1962,  largely due to the  national  economic  recession  during the
2002  fiscal  year.  Most  major tax  categories  experienced  collections  below their budget  estimate.  Non-tax  revenue  receipts were $155.4  million  (24.2%)
below  the  estimate  for  fiscal  year 2002 led by a  decline  in  miscellaneous revenues,  primarily  earnings  on  investments.  Reserves  for  tax  refunds  in fiscal  year 2002 were  $967.2  million,  an  increase  of 11.2% over fiscal year
2001  reserves.  Tax and tax rate  changes  are  believed  to  contribute  to the growth  rate in  refunds.  Actual tax  refunds in recent  fiscal  years have been rising at a rate faster than the increase in reserves  for tax  refunds,  causing the  amount of  reserves  carried  forward  from one  fiscal  year to the next to decline.  At the end of fiscal year 2002,  approximately $151 million of reserves
were   available   for  making  tax  refunds  in  the   following   fiscal  year.
Expenditures  of  Commonwealth   revenues  during  fiscal  year  2002,  including
supplemental    appropriations,    intergovernmental   transfers   and   net   of
appropriation  lapses, were $20,874.4 million,  representing a 4.5% increase over the prior fiscal year. A total of $457.4  million of  appropriations  were lapsed during  fiscal  year 2002 as part of a  comprehensive  effort  to limit  spending growth in response to decreased revenues resulting from the national recession.

      For GAAP  purposes,  total  assets  (on a net  basis)  decreased  by $490.3 million  to  $7,692.9  million.  Liabilities  increased  by  $1,092.4  million to
$4,790.6  million  largely because of a mandatory  offsetting  change in deferred revenues related to how taxes receivable are reported.

      The slowing  national economy led to lower tax revenue  collections  during fiscal year 2002.  Total tax revenue  collections  actually  declined  during the fiscal  year,  compared to the prior  year,  and actual tax  collections  were $1 billion  below the final  budgeted  revenue  estimate.  Executive  controls  over budgetary  spending helped overcome the tax revenue  shortfall during fiscal year
2002.

      The General  Fund  reported a $1.6  million  decrease in total fund balance during the fiscal year.  The General Fund total fund  balance  decrease  includes
the  transfer  of  $853.9  million  to  the  new  Tobacco   Settlement  Fund.  In
addition,  on a net basis,  die General  Fund  transferred  $461 million to other funds and provided  almost $787 million to component  units,  organizations  that are legally separate from the Commonwealth's  primary  government,  but for which elected  officials are financially  accountable.  Before  transfers,  the General
Fund reported  revenues  over  expenditures  of almost $515 million.  The General
Fund unreserved,  undesignated  fund balance  decreased during the fiscal year by
$41.5 million.

      The  enacted  budget for fiscal  year 2003 was based on an  estimated  1.8%
increase for Commonwealth  revenues before  accounting for any changes in tax and revenue  provisions.  After  adjustments  for  various  tax  rate  and  tax  base changes and special fund transfers and non-tax  revenue  changes  enacted for the fiscal year 2003 budget,  total Commonwealth  revenues were projected to increase by 8.7% over fiscal year 2002 actual  receipts and total $21,812.1  million.  The tax revenue  component of Commonwealth  revenues was estimated to rise 7.3% above fiscal year 2002  receipts.  Approximately  two-thirds of this expected  increase in tax revenues is due to the various tax rate and tax base  changes  enacted for the fiscal year 2003 budget.

      The fiscal year 2003  estimate  for  Commonwealth  revenues was prepared in
June 2002 at the time of budget  enactment  based upon an economic  forecast  for national  real  gross  domestic  product  to grow at a 3.9% rate from the  second quarter of 2002 to the second  quarter of 2003.  The  forecast  anticipated  that economic  growth will recover from the  2001-2002  recession at a pace below that which  normally  follows  a  recession.  Inflation  was  expected  to be low  for fiscal  year 2003 and  unemployment  levels  were  believed to have peaked in the second  quarter of 2002.  Trends in the  Pennsylvania  economy  were  expected to
maintain  their  current  close   association  with  national   economic  trends.
Personal income growth in  Pennsylvania  was anticipated to remain slightly below that of the U.S.,  while the  Pennsylvania  unemployment  rate was anticipated to be close to the  national  rate.  The enacted  fiscal  year 2003 budget  provided
$20,713.8 million of appropriations from Commonwealth  revenues,  a 0.4% decrease from fiscal  year 2002  appropriations.  $300  million is  appropriated  from the
General  Fund for  transfer to the newly  created  Budget  Stabilization  Reserve
Fund, successor to the Tax Stabilization Reserve Fund.

      Economic  growth  in  the  nation  and  the  state  has  not  achieved  the projections  used to estimate  fiscal year 2003  revenues.  At June 30, 2003 (the end of the fiscal year),  General Fund  collections  were $497.6  million  (2.3%)
below estimate and expenditure  from fiscal 2003  appropriations  were 1.2% below the original appropriation levels.

      The  Governor  proposed a fiscal year 2004  budget to the General  Assembly in March 2003.  The proposed  budget  recommended  appropriations  totaling $22.6 billion of  Commonwealth  revenues  against  estimated  current law  revenues and proposed revenue  measures,  net of tax refunds of $22.6 billion.  The Governor's proposed  budget  included $2.8 billion of tax, fee and other  revenue  increases requiring  legislative  approval,  including  the transfer of the  expected  $330 million  balance in the Tobacco  Settlement  Fund reserve  account to the General
Fund.  Under  current  law,  approval  of  that  transfer  requires   legislative
approval with a two-thirds majority.

      In his  budget the  Governor  proposed  two major  program  expansions.  In education the Governor  proposes to shift a  substantial  portion of local public school  costs  from  local  property  taxes  levied  by  school  districts  to an
increased  subsidy  payment  to  school  districts  by  the   Commonwealth.   The
proposal  expects to increase the  Commonwealth's  subsidy of local public school costs  to 50  percent  of total  costs  in  aggregate.  Funds  for the  increased subsidy  amount and for additional  funding to local school  districts to improve student  achievement  are  proposed  to be funded  from taxes  realized  from the legalization  o f slot machines at  racetracks  in the state,  an increase in the state personal  income tax of 0.65  percentage  points and other tax rate and fee increases.  In  addition  to the 0.65  percentage  point  increase  in the  state personal  income tax rate  proposed  for  education,  the  Governor  proposed  an additional 0.3  percentage  point increase to the tax rate in support for general budget  expenses.  Together,  the  proposed  tax rate  increases  would raise the personal income tax rate to 3.75 percent, to be effective as of July 1, 2003.

      The Governor also proposed an economic  stimulus plan for the  Commonwealth to provide additional  funding to be combined with private  investments to invest in  economic  development  projects  within  the  state.  Investments  are  to be directed to blighted  rural,  urban and suburban sites to be re-developed to spur the  location  of new  job-creating  businesses.  The  funding  for the  economic stimulus  program is proposed to come from $1.5  billion of debt issued over more than three  fiscal  years.  The  proposed  debt would be composed of $0.5 billion of capital  budget debt in addition  to that  anticipated  to support the current capital  budget  program and $1.0 billion of debt to be repaid from annual budget appropriations.

      The General  Assembly  enacted  portions of the Governor's  budget proposal but  has  not  yet  approved  any of the  proposed  tax,  fee  or  other  revenue proposals nor any of the  education or economic  development  program  expansions requested by the  Governor.  The  Governor's  remaining  proposals  are now being considered by the General  Assembly.  The General Assembly may change,  eliminate or add amounts and items to the  proposed  budget  submitted  by the Governor and there can be no assurance that the budget,  as proposed by the Governor,  will be enacted into law.

      According  to a News  Release  dated  September  2, 2003 from  Secretary of
Revenue  Gregory C.  Fajt,  the state  collected  $1.4  billion  in General  Fund revenues  in August 2003 - $21  million,  or 1.5% more than  anticipated.  Fiscal year-to-date  General  Fund  collections  total  $2.9  billion,  which  is  $19.1 million,  or 0.7%,  above  estimate.  However,  Secretary  Fajt cautioned that it would be  imprudent  to  project  future  collections  from  data for  these  two months,  adding that these  figures do not indicate  that the  Commonwealth  will collect more revenue in fiscal 2003-04 than in fiscal 2002-03.

      The  current  constitutional   provisions  relating  to  Commonwealth  debt
permit  the  issuance  of the  following  types  of debt:  (i)  debt to  suppress
insurrection  or  rehabilitate  areas  affected  by  disaster,   (ii)  electorate
approved  debt,  (iii) debt for capital  projects  subject to an  aggregate  debt limit of 1.75 times the annual  average  tax  revenue of the  preceding  five (5)
fiscal  years,  and (iv) tax  anticipation  notes  payable in the fiscal  year of
issuance.   All  debt  except  tax  anticipation   notes  must  be  amortized  in
substantial  and regular  amounts.  Outstanding  general  obligation debt totaled
$6,059.3 million at June 30, 2002.

      Other  state-related   obligations   include  "moral   obligations."  Moral
obligation  indebtedness  may be issued  by the  Pennsylvania  Housing  Financing
Agency,  a  state-created  agency which provides  financing for housing for lower and moderate income families,  and the Hospitals and Higher Education  Facilities
Authority  of  Philadelphia,  a  municipal  authority  organized  by the  City of
Philadelphia  to, among other things,  acquire and prepare  various sites for use as intermediate care facilities for the mentally retarded.

      The Commonwealth,  through several of its departments and agencies,  leases various  real  property and  equipment.  Some leases and their  respective  lease payments  are,  with the  Commonwealth's  approval,  pledged as security for debt obligations  issued by certain public  authorities  or other entities  within the state.  All lease payments  payable by Commonwealth  departments and agencies are subject to and dependent upon an annual spending  authorization  approved through the  Commonwealth's  annual budget process.  The  Commonwealth is not required by law to  appropriate  or otherwise  provide  moneys from which the lease  payments are to be paid.  The  obligations  to be paid from such  lease  payments  are not bonded debt of the Commonwealth.

      In  addition,  certain  Commonwealth-created  organizations  had  statutory authorization  to issue debt for which  Commonwealth  appropriations  to pay debt service thereon are not required.  The debt of these  organizations  is funded by the assets of, or revenues  derived from,  the various  projects  financed and is not  a  statutory  or  moral  obligation  of  the  Commonwealth.  Some  of  these
agencies,   however,   are  indirectly   dependent  on   Commonwealth   operating
appropriations.  The  Commonwealth  also  maintains  pension plans covering state employees,  public  school  employees  and  employees  of  certain  state-related organizations.

      As of May 20, 2003,  Pennsylvania  general  obligation  bonds were rated AA by S&P, Aa2 by Moody's and AA by Fitch.  Those ratings are subject to change.

      |X|  Local  Tax  Considerations.  Pennsylvania  municipalities  and  school districts  are,  with  certain  limitations,  authorized  to impose a variety  of taxes.  The real  estate  tax is the only tax  authorized  by law to be levied by all classes of local  government in the state.  Thus,  property owners  generally pay  real  estate  taxes to  three  independent  authorities  - the  county,  the municipality and the school district.

      The  Local  Tax  Enabling   Act,   applicable   to  almost  all   political
subdivisions in Pennsylvania,  gives local governments  (other than counties) and school  districts in  Pennsylvania a broad range of non-real  estate tax sources.
The taxes  commonly  in use  include  the earned  income or wage tax,  per capita taxes,  occupation  taxes,  occupational  privilege  taxes,  real estate transfer
taxes,   amusement  and  admission   taxes  and  business  gross  receipts  taxes
(although the authority of political  subdivisions  to impose new business  gross receipts  taxes is  limited).  Counties are also  permitted to impose  intangible personal property taxes.

      In addition,  the City and School  District of  Philadelphia  have separate taxing  authority to impose a variety of business taxes,  wage taxes,  income and other various taxes.

      There  is  various  litigation   pending  against  the  Commonwealth,   its
officers and employees.  An adverse  decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

      Other  Investment  Techniques  and  Strategies.  In seeking its  objective, the Fund may from time to time  employ  the types of  investment  strategies  and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

      Portfolio  Turnover.  A change  in the  securities  held by the  Fund  from buying and  selling  investments  is known as  "portfolio  turnover."  Active and frequent  trading  increases  the rate of portfolio  turnover and could  increase the Fund's  transaction costs.  However,  the Fund ordinarily incurs little or no
brokerage  expense  because  most  of  the  Fund's  portfolio   transactions  are
principal trades that do not require payment of brokerage commissions.

      The Fund  ordinarily  does not trade  securities to achieve  capital gains, because they would not be tax-exempt  income.  To a limited degree,  the Fund may engage in short-term  trading to attempt to take  advantage of short-term  market variations.  It may also do so to dispose of a  portfolio  security  prior to its maturity.  That  might be done if, on the basis of a  revised  credit  evaluation of the issuer or other  considerations,  the Manager believes such disposition is advisable or the Fund needs to generate  cash to satisfy  requests to redeem Fund shares.  In those  cases,  the Fund may  realize  a  capital  gain or loss on its investments.

      |X|  Floating  Rate and Variable  Rate  Obligations.  Variable  rate demand obligations  have a demand  feature that allows the Fund to tender the obligation to the issuer or a third  party to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The  interest  rate on a  floating  rate  demand  note is based on a stated
prevailing  market rate,  such as a bank's prime rate,  the  ninety-one  (91) day
U.S.  Treasury Bill rate, or some other standard,  and is adjusted  automatically each time such rate is  adjusted.  The  interest  rate on a variable  rate demand note  is  also  based  on  a  stated  prevailing  market  rate  but  is  adjusted automatically at specified  intervals of not less than one year.  Generally,  the changes in the interest rate on such  securities  reduce the fluctuation in their market  value.  As  interest  rates  decrease  or  increase,  the  potential  for
capital   appreciation   or   depreciation  is  less  than  that  for  fixed-rate
obligations of the same maturity.

      The Manager may  determine  that an unrated  floating rate or variable rate demand  obligation  meets the Fund's quality  standards by reason of being backed by a letter of credit or  guarantee  issued by a bank that  meets  those  quality standards.

      Floating  rate and variable  rate demand notes that have a stated  maturity in excess of one year may have  features  that  permit the holder to recover  the
principal  amount  of  the  underlying   security  at  specified   intervals  not
exceeding  one (1) year and upon no more  than  thirty  (30)  days'  notice.  The issuer  of  that  type  of  note  normally  has  a  corresponding  right  in  its discretion,  after a given period, to prepay the outstanding  principal amount of the note plus  accrued  interest.  Generally  the issuer must provide a specified
number  of  days'  notice  to  the  holder.   Floating   rate  or  variable  rate
obligations  that do not  provide  for the  recovery of  principal  and  interest within seven (7) days are subject to the Fund's  limitations  on  investments  in illiquid securities.

      |X| Inverse  Floaters and Other  Derivative  Investments.  Inverse floaters
may  offer  relatively  high  current  income,   reflecting  the  spread  between
short-term  and long-term  tax exempt  interest  rates.  As long as the municipal yield  curve  remains  relatively  steep and short term rates  remain  relatively low,  owners of inverse  floaters will have the  opportunity  to earn interest at above-market  rates because they receive  interest at the higher  long-term rates but  have  paid for  bonds  with  lower  short-term  rates.  If the  yield  curve flattens  and shifts  upward,  an inverse  floater  will lose value more  quickly than a  conventional  long-term  bond.  The Fund will invest in inverse  floaters to seek higher  tax-exempt  yields than are available from fixed-rate  bonds that have comparable  maturities and credit ratings.  In some cases,  the holder of an inverse  floater may have an option to convert the floater to a fixed-rate  bond, pursuant to a "rate-lock option."

      Some inverse  floaters  have a feature  known as an interest  rate "cap" as part of the terms of the  investment.  Investing  in inverse  floaters  that have interest  rate caps might be part of a  portfolio  strategy  to try to maintain a high current  yield for the Fund when the Fund has  invested in inverse  floaters that  expose  the  Fund to the risk of  short-term  interest  rate  fluctuations.
"Embedded"  caps can be used to hedge a portion of the Fund's  exposure to rising interest  rates.  When  interest  rates  exceed a  pre-determined  rate,  the cap generates  additional  cash flows that offset the  decline in  interest  rates on the inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest  rates do not rise above the  pre-determined  rate, the cap
(which is purchased for additional  cost) will not provide  additional cash flows and will expire worthless.

      Inverse   floaters   are  a  form   of   derivative   investment.   Certain
derivatives,  such as options,  futures,  indexed  securities  and entering  into swap  agreements,  can be used to  increase or  decrease  the Fund's  exposure to changing  security prices,  interest rates or other factors that affect the value of  securities.  However,  these  techniques  could result in losses to the Fund, if the Manager  judges market  conditions  incorrectly or employs a strategy that does not  correlate  well with the Fund's  other  investments.  These  techniques can  cause  losses  if  the  counterparty  does  not  perform  its  promises.  An additional  risk  of  investing  in  municipal  securities  that  are  derivative investments  is that  their  market  value  could be  expected  to vary to a much greater  extent  than the  market  value  of  municipal  securities  that are not derivative  investments  but have similar credit quality,  redemption  provisions and maturities.

      |X| Other  Derivatives.  The Fund can invest in other municipal  derivative securities  that  pay  interest  that  depends  on  the  change  in  value  of an underlying  asset,  interest  rate or index.  Examples are  interest  rate swaps, municipal bond indices or swap indices.

      |X|  "When-Issued"  and  "Delayed  Delivery"  Transactions.  The  Fund  can
purchase  securities  on a  "when-issued"  basis,  and may  purchase or sell such
securities   on  a  "delayed   delivery"   (or   "forward   commitment")   basis.
"When-issued"  or  "delayed  delivery"  refers  to  securities  whose  terms  and indenture  are  available  and for  which a  market  exists,  but  which  are not available for immediate delivery.

      When  such  transactions  are  negotiated  the price  (which  is  generally expressed  in  yield  terms)  is  fixed  at the  time  the  commitment  is  made.
Delivery  and payment  for the  securities  take place at a later date.  Normally the settlement  date is within six (6) months of the purchase of municipal  bonds and  notes.  However,  the  Fund  may,  from  time to  time,  purchase  municipal securities  having a  settlement  date more than six (6) months and  possibly  as long as two (2) years or more after the trade date.  The  securities  are subject to change in value from market  fluctuation  during the  settlement  period.  The value at delivery may be less than the purchase  price.  For example,  changes in interest  rates in a direction  other than that  expected  by the Manager  before settlement  will  affect the value of such  securities  and may cause loss to the
Fund.  No income  begins to accrue to the Fund on a  when-issued  security  until the Fund receives the security at settlement of the trade.

      The Fund will engage in  when-issued  transactions  in order to secure what is  considered  to be an  advantageous  price and  yield at the time of  entering into the  obligation.  When the Fund engages in when-issued  or delayed  delivery transactions,  it relies on the buyer or seller,  as the case may be, to complete the  transaction.  Their  failure  to do so  may  cause  the  Fund  to  lose  the
opportunity   to  obtain  the   security  at  a  price  and  yield  it  considers
advantageous.

      When the Fund engages in  when-issued  and delayed  delivery  transactions, it does so for the purpose of acquiring  or selling  securities  consistent  with its  investment  objective  and  policies  for  its  portfolio  or  for  delivery pursuant to options  contracts it has entered  into,  and not for the purposes of
investment   leverage.   Although  the  Fund  will  enter  into   when-issued  or
delayed-delivery  purchase  transactions  to  acquire  securities,  the  Fund may dispose of a commitment  prior to  settlement.  If the Fund chooses to dispose of the right to  acquire  a  when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive against a forward  commitment,  it may incur a gain or loss.

      At the time the Fund makes a  commitment  to purchase or sell a security on a when-issued  or forward  commitment  basis,  it records the  transaction on its books and reflects the value of the security  purchased.  In a sale  transaction, it records the  proceeds to be  received,  in  determining  its net asset  value.
The Fund  will  identify  on its  books  liquid  securities  of any type at least equal  to the  value  of  purchase  commitments  until  the  Fund  pays  for  the investment.

      When-issued  transactions  and forward  commitments can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and  prices.  For  instance,  in periods  of rising  interest  rates and  falling prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to  attempt  to limit  its  exposure  to  anticipated  falling  prices.  In periods  of  falling  interest  rates and  rising  prices,  the Fund  might  sell
portfolio   securities  and  purchase  the  same  or  similar   securities  on  a
when-issued  or forward  commitment  basis,  to obtain the  benefit of  currently higher cash yields.

      |X|  Zero-Coupon  Securities.  The Fund  may buy  zero-coupon  and  delayed interest  municipal  securities.  Zero-coupon  securities  do not  make  periodic interest  payments  and are sold at a deep  discount  from their face value.  The buyer recognizes a rate of return  determined by the gradual  appreciation of the security,  which is  redeemed at face value on a specified  maturity  date.  This discount  depends on the time  remaining  until  maturity,  as well as prevailing interest  rates,  the  liquidity of the  security  and the credit  quality of the issuer.  In the absence of threats to the issuer's credit  quality,  the discount
typically   decreases  as  the  maturity  date   approaches.   Some   zero-coupon
securities  are  convertible,  in that they are  zero-coupon  securities  until a predetermined  date,  at which time they  convert to a security  with a specified coupon rate.

      Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally  more volatile  than the  value of other  debt  securities.  Their  value may fall more dramatically  than the value of  interest-bearing  securities when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

      The  Fund's  investment  in  zero-coupon  securities  may cause the Fund to recognize income and make  distributions  to shareholders  before it receives any cash payments on the  zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio  securities that it  otherwise  might  have  continued  to hold or to use cash  flows  from  other sources such as the sale of Fund shares.

      |X|  Puts  and  Standby  Commitments.   When  the  Fund  buys  a  municipal
security  subject to a standby  commitment to repurchase  the security,  the Fund is entitled to  same-day  settlement  from the  purchaser.  The Fund  receives an exercise price equal to the amortized  cost of the  underlying  security plus any accrued  interest at the time of exercise.  A put purchased in  conjunction  with a municipal  security  enables the Fund to sell the underlying  security within a specified period of time at a fixed exercise price.

      The Fund might  purchase a standby  commitment or put separately in cash or it might  acquire the  security  subject to the standby  commitment  or put (at a price that  reflects  that  additional  feature).  The Fund will enter into these transactions  only with  banks and  securities  dealers  that,  in the  Manager's opinion,  present  minimal credit risks.  The Fund's ability to exercise a put or standby  commitment  will  depend on the ability of the bank or dealer to pay for the  securities if the put or standby  commitment  is  exercised.  If the bank or dealer should  default on its  obligation,  the Fund might not be able to recover all or a  portion  of any  loss  sustained  from  having  to  sell  the  security elsewhere.

      Puts  and  standby  commitments  are not  transferable  by the  Fund.  They terminate if the Fund sells the  underlying  security to a third party.  The Fund intends to enter into  these  arrangements  to  facilitate  portfolio  liquidity, although  such  arrangements  might  enable  the  Fund  to sell a  security  at a pre-arranged  price that may be higher than the  prevailing  market  price at the time  the put or  standby  commitment  is  exercised.  However,  the  Fund  might refrain from  exercising  a put or standby  commitment  if the exercise  price is significantly  higher than the prevailing  market price, to avoid imposing a loss on the seller that could  jeopardize the Fund's business  relationships  with the seller.

      A put  or  standby  commitment  increases  the  cost  of the  security  and reduces  the yield  otherwise  available  from the  security.  Any  consideration paid by the Fund  for the put or  standby  commitment  will be  reflected  on the
Fund's books as unrealized  depreciation  while the put or standby  commitment is held,  and a realized  gain or loss when the put or  commitment  is  exercised or expires.  Interest income received by the Fund from municipal  securities subject to puts or  stand-by  commitments  may not  qualify as tax exempt in its hands if the terms of the put or stand-by  commitment  cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|  Repurchase  Agreements.  The Fund may  acquire  securities  subject to repurchase  agreements.  It may do so for liquidity  purposes to meet anticipated redemptions  of Fund  shares,  or pending the  investment  of the  proceeds  from sales of Fund shares, or pending the settlement of portfolio securities.

      In a  repurchase  transaction,  the Fund  acquires  a  security  from,  and simultaneously  resells it to an approved  vendor for  delivery on an agreed upon future  date.  The resale  price  exceeds  the  purchase  price by an amount that reflects an  agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include  U.S.  commercial
banks,  U.S.  branches  of  foreign  banks  or  broker-dealers   that  have  been
designated  as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these  transactions run from day to day.  Delivery pursuant to  resale  typically  will  occur  within  one  (1)  to  five  (5)  days  of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven (7) days are subject to the Fund's limits on holding illiquid  investments.  There is no limit on the  amount  of the  Fund's  net  assets  that may be  subject  to  repurchase agreements of seven (7) days or less.

      Repurchase  agreements,  considered  "loans" under the  Investment  Company
Act of 1940  ("Investment  Company Act"),  are  collateralized  by the underlying security.  The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the collateral's  value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager  will  monitor the  vendor's  creditworthiness  to confirm that the vendor is financially  sound and will  continuously  monitor the collateral's value.  However,  if the  vendor  fails to pay the resale  price on the  delivery date,  the  Fund  may  incur  costs  in  disposing  of  the  collateral  and  may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|  Illiquid  and   Restricted   Securities.   The  Fund  has   percentage
limitations  that apply to purchases of illiquid and  restricted  securities,  as stated  in  the  Prospectus.  The  Manager  monitors  holdings  of  illiquid  and restricted  securities  on an  ongoing  basis to  determine  whether  to sell any holdings to maintain adequate liquidity.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the  value of such  investment  company's  portfolio securities  and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other  investment  companies unless the Manager believes that the  potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of  that  investment  company's expenses,  including  its advisory  and  administration  expenses.  The Fund does not  anticipate  investing  a  substantial  amount of its net assets in shares of other investment companies.

      |X|  Borrowing  for  Leverage.  The Fund has the  ability  to  borrow  from banks on an unsecured  basis in amounts  limited (as a  fundamental  policy) to a maximum  of 10% of its total  assets for  extraordinary  or  emergency  purposes.
The Fund may also  borrow up to 5% of its total  assets  to invest  the  borrowed funds in  portfolio  securities.  This  technique  is known  as  "leverage."  The
Fund may borrow only from banks for  investment  purposes  and  extraordinary  or emergency  purposes,  and may borrow from  affiliated  investment  companies only for  extraordinary  or  emergency  purposes  subject to  obtaining  all  required authorizations and regulatory  approvals.  Under applicable laws,  borrowings can be made  only to the  extent  that  the  value  of the  Fund's  assets,  less its liabilities  other than  borrowings,  is equal to at least 300% of all borrowings
(including  the proposed  borrowing).  If the value of the Fund's assets fails to meet this 300% asset  coverage  requirement,  the Fund is  required to reduce its bank debt  within  three  (3) days to meet the  requirement.  To do so,  the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans,  and that interest  expense will raise  the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not borrow for  leverage.  The  interest on a loan might be more (or less) than the yield on the securities  purchased with the loan  proceeds.  Additionally,  the Fund's net asset  value  per share  might  fluctuate  more  than  that of funds  that do not borrow.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements.
Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards are being implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on
               quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the
               Fund;
o     if the Fund has outstanding borrowings from all sources greater than 10%
               of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the
               Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
               Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards are being implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When  the  Fund  lends  assets  to  another  affiliated  fund,  the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      |X| Loans of  Portfolio  Securities.  To attempt  to raise  income or raise cash for  liquidity  purposes,  the Fund may  lend its  portfolio  securities  to brokers,  dealers and other financial  institutions  approved by the Fund's Board of  Trustees.  These  loans are  limited to not more than 25% of the value of the
Fund's total  assets.  The Fund  presently  does not intend to engage in loans of securities  that will  exceed 5% of the value of the Fund's  total  assets in the coming year.  Income from  securities  loans does not constitute  exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in  connection  with  securities  lending.  The Fund  might experience  a delay in receiving  additional  collateral  to secure a loan,  or a delay in  recovery of the loaned  securities.  The Fund must  receive  collateral
for  a  loan.  Under  current  applicable  regulatory   requirements  (which  are
subject to change),  on each  business day the loan  collateral  must be at least equal to the  value of the  loaned  securities.  It must  consist  of cash,  bank letters  of  credit,  securities  of  the  U.S.  government  or its  agencies  or instrumentalities,  or other cash  equivalents  in which the Fund is permitted to invest.  To be acceptable as  collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the  Fund if the  demand  meets  the  terms  of the letter.  The  terms of the  letter of credit  and the  issuing  bank both must be satisfactory to the Fund.

      When  it  lends  securities,   the  Fund  receives  amounts  equal  to  the
dividends  or interest on the loaned  securities.  It also  receives  one or more of (a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c) interest on short-term  debt securities  purchased with the loan  collateral.
Either  type of  interest  may be  shared  with  the  borrower.  The Fund may pay reasonable  finder's,  custodian and  administrative  or other fees in connection with these  loans.  The terms of the  Fund's  loans  must meet  applicable  tests under the  Internal  Revenue  Code and must permit the Fund to  reacquire  loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X|  Hedging.  The Fund may use  hedging  to  attempt  to  protect  against declines  in the  market  value of its  portfolio,  to permit  the Fund to retain unrealized gains in the value of portfolio  securities that have appreciated,  or to  facilitate  selling  securities  for  investment  reasons.  To do so the Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_|  write  covered  calls  on  securities,  broadly-based  municipal  bond indices, interest rate futures or municipal bond index futures.

      The Fund can also  write  covered  calls on debt  securities  to attempt to increase the Fund's income,  but that income would not be  tax-exempt.  Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The  Fund  may  also  use  hedging  to  establish  a  position  in the debt securities  market as a  temporary  substitute  for  purchasing  individual  debt
securities.   In  that  case  the  Fund  will   normally  seek  to  purchase  the
securities,   and  then  terminate  that  hedging  position.  For  this  type  of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as  described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will  be incidental to the Fund's  investment  activities in the  underlying  cash market.
The particular  hedging  instruments  the Fund can use are described  below.  The
Fund may employ new hedging  instruments  and strategies when they are developed, if those investment  methods are consistent with the Fund's investment  objective and are permissible under applicable regulations governing the Fund.

      |X|  Futures.  The Fund  may buy and sell  futures  contracts  relating  to debt  securities  (these are called  "interest  rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An  interest  rate  future   obligates  the  seller  to  deliver  (and  the
purchaser  to take)  cash or a  specific  type of debt  security  to  settle  the futures  transaction.  Either party could also enter into an offsetting  contract to close out the futures position.

      A "municipal  bond index" assigns  relative  values to the municipal  bonds in the  index,  and is used as the basis for  trading  long-term  municipal  bond futures  contracts.  Municipal  bond index  futures are similar to interest  rate futures except that  settlement is made only in cash.  The  obligation  under the contract may also be  satisfied  by entering  into an  offsetting  contract.  The strategies  which the Fund  employs in using  municipal  bond index  futures  are similar to those with regard to interest rate futures.

      No money is paid by or  received  by the Fund on the  purchase or sale of a futures  contract.  Upon  entering into a futures  transaction,  the Fund will be required  to  deposit  an  initial  margin  payment  in cash  or U.S.  government
securities  with  the  futures   commission   merchant  (the  "futures  broker").
Initial  margin  payments  will be  deposited  with the  Fund's  Custodian  in an account  registered in the futures  broker's  name.  However,  the futures broker can gain access to that  account  only under  certain  specified  conditions.  As the  future  is  marked to market  (that  is,  its value on the  Fund's  books is changed) to reflect  changes in its market  value,  subsequent  margin  payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the  expiration  of the Future,  the Fund may elect to close out its  position  by taking an  opposite  position  at which  time a final determination  of variation  margin is made and additional cash is required to be paid by or  released to the Fund.  Any gain or loss is then  realized by the Fund on the Future for tax  purposes.  Although  Interest  Rate Futures by their terms call for  settlement  by the  delivery  of debt  securities,  in most  cases  the obligation  is fulfilled  without such  delivery by entering  into an  offsetting transaction.  All futures  transactions  are  effected  through a clearing  house associated with the exchange on which the contracts are traded.

      The Fund may  concurrently  buy and sell  futures  contracts  in a strategy anticipating  that the future the Fund  purchased  will  perform  better than the future the Fund sold.  For  example,  the Fund might buy  municipal  bond futures and  concurrently  sell U.S.  Treasury  Bond  futures  (a type of  interest  rate future).  The Fund would  benefit if municipal  bonds  outperform  U.S.  Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility  measure  that refers to the  expected  percentage change in the value of a bond resulting  from a change in general  interest rates
(measured  by each 1%  change  in the  rates on U.S.  Treasury  securities).  For example,  if a bond has an effective  duration of three  years,  a 1% increase in general  interest  rates  would be  expected  to cause  the  value of the bond to decline  about 3%.  There are risks that this type of futures  strategy  will not be successful.  U.S.  Treasury bonds might perform better on a  duration-adjusted basis than municipal  bonds,  and the  assumptions  about duration that were used might be incorrect  (for  example,  the duration of municipal  bonds  relative to
U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call  Options.  The Fund may buy and sell certain  kinds of put options (puts) and call options (calls).  These strategies are described below.

      |X|  Writing  Covered  Call  Options.  The Fund may write  (that is,  sell)
call options.  The Fund's call writing is subject to a number of restrictions:

(1)   After  the Fund  writes  a call,  not more  than  25% of the  Fund's  total assets may be subject to calls.
(2)   Calls  the  Fund  sells  must be  listed  on a  securities  or  commodities exchange  or quoted on NASDAQ,  the  automated  quotation  system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is  outstanding.  That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying  investment  to  a  purchaser  of  a corresponding  call on the  same  security  during  the  call  period  at a fixed exercise  price  regardless of market price changes  during the call period.  The call  period is  usually  not more  than  nine  months.  The  exercise  price may differ from the market price of the  underlying  security.  The Fund has retained the risk of loss that the price of the  underlying  security  may decline  during the call  period.  That  risk may be offset to some  extent  by the  premium  the
Fund  receives.  If the  value of the  investment  does not rise  above  the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund  writes a call on an index,  it  receives  cash (a  premium).
If the  buyer of the call  exercises  it,  the Fund  will pay an  amount  of cash equal to the  difference  between the closing  price of the call and the exercise price,  multiplied by the specified  multiple that  determines the total value of the  call  for  each  point  of  difference.  If  the  value  of  the  underlying investment  does not rise above the call  price,  it is likely that the call will lapse  without  being  exercised.  In that  case,  the Fund  would  keep the cash premium.

      The  Fund's   custodian,   or  a  securities   depository  acting  for  the
Custodian,  will act as the Fund's  escrow agent  through the  facilities  of the
Options  Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded  on  exchanges,  or as  to  other  acceptable  escrow securities.  In that  way,  no margin  will be  required  for such  transactions.
OCC will  release  the  securities  on the  expiration  of the  calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund  writes an  over-the-counter  ("OTC")  option,  it will enter into an arrangement with a primary U.S.  Government  securities dealer which will establish  a formula  price at which the Fund  will  have the  absolute  right to repurchase  that OTC option.  The formula  price  would  generally  be based on a multiple of the  premium  received  for the option,  plus the amount by which the option is  exercisable  below the market price of the  underlying  security (that is, the option is  "in-the-money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its  restriction on illiquid  securities)  the mark-to-market  value of any OTC option held by it,  unless the option is subject to a buy-back  agreement by the executing  broker.  The  Securities  and Exchange
Commission  is  evaluating  whether  OTC  options  should  be  considered  liquid securities.  The  procedure  described  above could be affected by the outcome of that evaluation.

      To  terminate  its  obligation  on a call  it has  written,  the  Fund  may purchase a  corresponding  call in a  "closing  purchase  transaction."  The Fund will  then  realize  a profit  or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium received on the call the
Fund  wrote  was more or less than the  price of the call the Fund  purchased  to close out the  transaction.  A profit  may also be  realized  if the call  lapses unexercised,  because the Fund retains the underlying  investment and the premium received.  Any such profits are considered  short-term  capital gains for Federal tax  purposes,  as are premiums on lapsed  calls.  When  distributed  by the Fund they are taxable as ordinary income.

      The Fund may also  write  calls on  futures  contracts  without  owning the futures contract or securities  deliverable under the contract.  To do so, at the time the call is  written,  the  Fund  must  cover  the  call by  segregating  in escrow in all  appropriate  cases an  equivalent  dollar  value of liquid  assets identified  on the  Fund's  books.  The Fund  will  segregate  additional  liquid assets  if the value of the  escrowed  assets  drops  below  100% of the  current value of the future.  Because of this  escrow  requirement,  in no  circumstances would the Fund's  receipt of an  exercise  notice as to that  future put the Fund in a "short" futures position.

      |_|  Writing  Put   Options.   The  Fund  can  sell  put  options  on  debt
securities,  broadly-based  securities  indices,  futures,  or  foreign  currency options.  A put option on securities  gives the purchaser the right to sell,  and the writer the  obligation  to buy,  the  underlying  investment  at the exercise price  during  the  option  period.  A put  written  on debt  securities  must be covered  by  segregated  liquid  assets and the Fund  cannot  write puts if, as a result,  more  than  50% of  the  Fund's  net  assets  would  be  required  to be segregated to cover such put options.

      If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified  on the Fund's  books.  The premium the Fund  receives  from writing a put  represents  a  profit,  as long as the  price of the  underlying  investment remains equal to or above the exercise price of the put.  However,  the Fund also
assumes  the   obligation   during  the  option  period  to  buy  the  underlying
investment  from the buyer of the put at the  exercise  price,  even if the value of the investment falls below the exercise price.

      If a put the Fund has  written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put  is  exercised,  the  Fund  must  fulfill  its  obligation  to  purchase  the underlying  investment at the exercise price.  That price will usually exceed the market value of the  investment at that time. In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the  underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will  identify  liquid assets on its books with a value  equal to or  greater  than  the  exercise  price of the  underlying
securities.   The  Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's  obligation  as the put writer  continues,  it may be assigned  an  exercise  notice  by the  broker-dealer  through  which the put was sold.  That notice  will  require  the Fund to take  delivery  of the  underlying security  and pay the  exercise  price.  The Fund has no control over when it may be required  to purchase  the  underlying  security,  since it may be assigned an exercise  notice at any time prior to the  termination  of its  obligation as the writer of the put.  That  obligation  terminates  upon  expiration of the put. It may also  terminate if, before it receives an exercise  notice,  the Fund effects a closing  purchase  transaction  by  purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned an exercise  notice,  it cannot  effect a closing purchase transaction.

      The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting  a closing  purchase  transaction  will also permit  the Fund to write  another  put  option on the  security,  or to sell the security  and use the  proceeds  from the sale for  other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the  premium  received from  writing  the put option.  Any  profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when  distributed by the
Fund, are taxable as ordinary income.

      |_|   Purchasing   Calls  and  Puts.   The  Fund  may  buy  calls  only  on
securities,  broadly-based  municipal bond indices,  municipal bond index futures and  interest  rate  futures.  It may also buy  calls to close  out a call it has
written,   as  discussed  above.  Calls  the  Fund  buys  must  be  listed  on  a securities  or  commodities  exchange,  or  quoted  on  NASDAQ,  or traded in the over-the-counter  market.  A call  or put  option  may  not be  purchased  if the purchase  would cause the value of all the Fund's put and call  options to exceed
5% of its total assets.

      When  the  Fund  purchases  a  call  (other  than  in  a  closing  purchase transaction),  it pays a  premium.  For calls on  securities  that the Fund buys, it  has  the  right  to  buy  the  underlying  investment  from  a  seller  of  a corresponding  call on the same  investment  during  the call  period  at a fixed exercise  price.  The Fund  benefits  only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the  underlying  investment is above the sum of the exercise price plus the  transaction  costs and premium paid for the call.  If the call is not either  exercised or sold  (whether or not at a profit),  it will  become  worthless  at its  expiration  date.  In that case the
Fund will lose its  premium  payment  and the right to  purchase  the  underlying investment.

      Calls on municipal  bond indices,  interest rate futures and municipal bond index  futures  are  settled in cash rather  than by  delivering  the  underlying investment.  Gain or loss  depends on changes in the  securities  included in the index in question  (and thus on price  movements  in the debt  securities  market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that  relate to  securities  that the Fund owns,  broadly-based  municipal  bond  indices,  municipal  bond index futures or interest rate futures  (whether or not the Fund owns the  futures).  The Fund may not sell puts other than puts it has previously purchased.

      When the Fund  purchases  a put,  it pays a premium.  The Fund then has the right to sell the  underlying  investment to a seller of a  corresponding  put on the same  investment  during the put period at a fixed  exercise  price.  Puts on municipal  bond  indices  are settled in cash.  Buying a put on a debt  security, interest  rate future or municipal  bond index future the Fund owns enables it to protect  itself  during  the put  period  against a  decline  in the value of the underlying investment below the exercise price.

      If the market price of the  underlying  investment is equal to or above the exercise  price and as a result the put is not exercised or resold,  the put will become  worthless  at its  expiration  date.  In that case the Fund will lose its premium  payment and the right to sell the  underlying  investment.  A put may be sold prior to expiration (whether or not at a profit).

      |_|  Risks  of  Hedging  with  Options  and  Futures.  The  use of  hedging instruments  requires special skills and knowledge of investment  techniques that are  different  than what is required  for normal  portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market  conditions incorrectly,  hedging  strategies may reduce the Fund's  returns.  The Fund could also  experience  losses if the prices of its futures and options  positions were not correlated with is other investments.
      The Fund's option  activities  may affect its  portfolio  turnover rate and brokerage  commissions.  The exercise of calls  written by the Fund may cause the
Fund to sell related  portfolio  securities,  thus  increasing its turnover rate.
The  exercise  by the  Fund  of  puts  on  securities  will  cause  the  sale  of underlying  investments,  increasing  portfolio  turnover.  Although the decision whether to  exercise a put it holds is within the Fund's  control,  holding a put might cause the Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

      The Fund may pay a  brokerage  commission  each time it buys a call or put, sells a call or put,  or buys or sells an  underlying  investment  in  connection with  the  exercise  of a call  or  put.  Such  commissions  may be  higher  on a relative  basis  than  the  commissions  for  direct  purchases  or  sales of the underlying  investments.  Premiums  paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer  large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset  value being more  sensitive  to changes in the value of the underlying investment.

      If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the  investment at the call  price.  It will not be able to  realize  any profit if the  investment  has increased in value above the call price.

      There is a risk in using short  hedging by selling  interest  rate  futures and municipal  bond index futures or  purchasing  puts on municipal  bond indices or futures to attempt  to  protect  against  declines  in the value of the Fund's securities.  The  risk is that  the  prices  of such  futures  or the  applicable index  will  correlate  imperfectly  with  the  behavior  of the cash  (that  is, market) prices of the Fund's securities.  It is possible for example,  that while the Fund has used hedging  instruments  in a short hedge,  the market may advance and the value of debt  securities  held in the Fund's  portfolio  might  decline.
If that occurred,  the Fund would lose money on the hedging  instruments and also experience  a  decline  in value  of its debt  securities.  However,  while  this could occur over a brief  period or to a very small  degree,  over time the value of a  diversified  portfolio  of debt  securities  will  tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio  diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of debt securities  being hedged and  movements in the price of the hedging  instruments, the Fund may use hedging  instruments  in a greater dollar amount than the dollar amount  of  debt  securities  being  hedged.  It  might  do so if the  historical volatility  of the prices of the debt  securities  being  hedged is greater  than the historical volatility of the applicable index.

      The ordinary  spreads  between  prices in the cash and futures  markets are subject to distortions  due to  differences in the natures of those markets.  All
participants   in  the  futures   markets  are  subject  to  margin  deposit  and
maintenance   requirements.   Rather  than  meeting   additional  margin  deposit
requirements,  investors  may  close out  futures  contracts  through  offsetting transactions  which could  distort the normal  relationship  between the cash and
futures   markets.   From  the  point  of  view  of   speculators,   the  deposit
requirements  in the futures  markets are less onerous  than margin  requirements in the securities  markets.  Therefore,  increased  participation  by speculators in the futures markets may cause temporary price distortions.

      The Fund  may use  hedging  instruments  to  establish  a  position  in the municipal  securities  markets as a  temporary  substitute  for the  purchase  of individual  securities  (long  hedging).  It is  possible  that  the  market  may decline.  If the Fund then  concludes  not to invest in such  securities  because of concerns that there may be further market  decline or for other  reasons,  the
Fund  will  realize a loss on the  hedging  instruments  that is not  offset by a reduction in the purchase price of the securities.

      An  option  position  may be  closed  out  only on a market  that  provides secondary  trading for options of the same series.  There is no assurance  that a liquid  secondary  market will exist for a particular  option.  If the Fund could not effect a closing  purchase  transaction  due to a lack of a market,  it would have to hold the  callable  investment  until the call  lapsed or was  exercised, and could incur losses.

      |_| Interest Rate Swap  Transactions.  In an interest  rate swap,  the Fund and another  party  exchange  their right to receive or their  obligation  to pay interest on a security.  For example,  they may swap a right to receive  floating rate  payments  for fixed  rate  payments.  The Fund  enters  into  swaps only on securities  it owns.  The Fund cannot  enter into swaps with respect to more than
25% of its total assets.  Also,  the Fund will  segregate  liquid assets (such as cash or U.S.  Government  securities)  to cover  any  amounts  it could owe under swaps that  exceed the  amounts it is  entitled  to  receive,  and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements of interest  rates in the future,  the payments made by the Fund  under a swap  agreement  will  have  been  greater  than  those received by it.  Credit risk arises from the  possibility  that the  counterparty will  default.  If the  counterparty  to an  interest  rate  swap  defaults,  the
Fund's loss will consist of the net amount of contractual  interest payments that the Fund has not yet  received.  The Manager  will  monitor the  creditworthiness of  counterparties  to the Fund's  interest rate swap  transactions on an ongoing basis.

      The   Fund   will   enter   into   swap   transactions   with   appropriate
counterparties   pursuant  to  master  netting   agreements.   A  master  netting
agreement  provides  that all swaps done  between the Fund and that  counterparty under the master  agreement shall be regarded as parts of an integral  agreement.
If on any date amounts are payable under one or more swap  transactions,  the net amount  payable  on that date shall be paid.  In  addition,  the  master  netting agreement may provide that if one party  defaults  generally or on one swap,  the counterparty  may  terminate  the swaps with that  party.  Under  master  netting agreements,  if  there  is a  default  resulting  in a loss  to one  party,  that party's  damages are calculated by reference to the average cost of a replacement swap with  respect  to each  swap.  The  gains  and  losses on all swaps are then netted,  and the result is the  counterparty's  gain or loss on termination.  The termination  of all swaps and the netting of gains and losses on  termination  is generally referred to as "aggregation."

       |_|  Regulatory  Aspects of Hedging  Instruments.  When using  futures and options on futures,  the Fund is required to operate  within  certain  guidelines and  restrictions  established by the Commodity  Futures Trading  Commission (the
"CFTC").  In particular,  the Fund is exempted from registration with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements  of Rule
4.5 adopted by the CFTC.  That Rule does not limit the  percentage  of the Fund's assets that may be used for futures  margin and related  options  premiums  for a bona fide  hedging  position.  However,  under  the Rule the Fund must  limit its aggregate  initial  futures margin and related  options  premiums to no more than
5% of the Fund's net assets for hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund also must use short  futures  and  options on futures  positions  solely for bona fide  hedging purposes  within the  meaning  and  intent of the  applicable  provisions  of the
Commodity Exchange Act.

      Transactions   in   options  by  the  Fund  are   subject  to   limitations
established by the option  exchanges.  The exchanges  limit the maximum number of options  that may be written or held by a single  investor or group of  investors acting in concert.  Those  limits  apply  regardless  of whether the options were written or purchased on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges or through one or more brokers.  Thus,  the  number  of  options  that the Fund may write or hold may be
affected  by  options  written  or  held  by  other  entities,   including  other
investment  companies  having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The exchanges also impose  position limits on futures  transactions.  An exchange  may order the  liquidation  of  positions found to be in violation of those limits and may impose certain other sanctions.

      Under  interpretations  of staff  members of the  Securities  and  Exchange
Commission  regarding  applicable  provisions of the Investment Company Act, when the Fund  purchases an interest rate future or municipal  bond index  future,  it must  segregate  cash or readily  marketable  short-term  debt  instruments in an amount  equal to the  purchase  price of the  future,  less  the  margin  deposit applicable  to it. The account must be a segregated  account or accounts  held by its custodian bank.

      |X| Temporary  Defensive  Investments.  The  securities the Fund may invest in for temporary defensive purposes include the following:

          |_|   short-term municipal securities;
          |_|  obligations  issued or  guaranteed  by the U.S.  Government or its agencies or instrumentalities;
          |_| corporate  debt  securities  rated within the three highest  grades by a nationally recognized rating agency;
          |_|  commercial  paper rated "A-1" by S&P,  or a  comparable  rating by another nationally recognized rating agency; and
          |_|  certificates  of  deposit  of  domestic  banks  with  assets of $1 billion or more.

      |X|  Taxable  Investments.  While the Fund can  invest up to 20% of its net assets (plus  borrowings  for investment  purposes) in investments  that generate income  subject to income taxes,  it does not  anticipate  investing  substantial amounts of its assets in taxable  investments  under normal market  conditions or as  part  of its  normal  trading  strategies  and  policies.  To the  extent  it invests in taxable  securities,  the Fund would not be able to meet its objective
of  providing  tax  exempt  income  to  its  shareholders.   Taxable  investments
include, for example,  hedging instruments,  repurchase  agreements,  and many of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies  that  the  Fund has  adopted  to  govern  its  investments  that can be changed  only by the  vote  of a  "majority"  of the  Fund's  outstanding  voting securities.  Under  the  Investment  Company  Act,  such  a  "majority"  vote  is defined as the vote of the holders of the lesser of:

      |_| 67% or  more  of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the  holders of more than 50% of the  outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of  Additional  Information  are
"fundamental"  only if they are  identified as such. The Fund's Board of Trustees can  change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in  supplements or updates  to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's most  significant  investment  policies are described in the Prospectus.

      |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot  concentrate  its  investments  to the extent of 25% of its total  assets in any  industry.  However,  there is no  limitation  as to the
Fund's  investments  in  municipal  securities  in  general  or  in  Pennsylvania municipal  securities,  or in obligations  issued by the U.S.  Government and its agencies or instrumentalities.

      |_| The Fund  cannot  invest in real  estate.  This  restriction  shall not prevent  the Fund from  investing  in  municipal  securities  or other  permitted securities that are secured by real estate or interests in real estate.

      |_|  The  Fund   cannot  make  loans   except  (a)  by  lending   portfolio
securities,  (b) through the purchase of debt  instruments  or similar  evidences
of  indebtedness,   (c)  through  repurchase  agreements,   and  (d)  through  an
interfund  lending  program  with  other  affiliated  funds.  No such loan may be made  through  interfund  lending if, as a result,  the  aggregate of those loans would  exceed 33 1/3% of the value of the Fund's  total  assets  (taken at market value at the time the loan is made).

      |_| The Fund cannot  borrow money or securities  for any  purposes,  except that (a)  borrowing  up to 10% of the  Fund's  total  assets  from  banks  and/or affiliated  investment  companies  as a temporary  measure for  extraordinary  or emergency  purposes  and (b)  borrowing  up to 5% of the Fund's total assets from banks for investment purposes, is permitted.

      |_|  The  Fund  cannot   underwrite   securities  of  other  companies.   A
permitted  exception  is in case it is  deemed  to be an  underwriter  under  the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of the Fund are  designated  as segregated,  or margin,  collateral or escrow  arrangements are  established,  to cover the related  obligations.  Examples of those activities  include  borrowing
money,   reverse   repurchase   agreements,   delayed-delivery   and  when-issued
arrangements  for  portfolio  securities  transactions,  and  contracts to buy or sell derivatives, hedging instruments, options or futures.

|_|   The Fund invests at least 80% of its assets in municipal securities.

      |_| The Fund  invests at least 80% of its net assets (plus  borrowings  for
investment  purposes)  in  Pennsylvania   municipal  securities.   This  includes
securities that generate income subject to the alternative minimum tax.

      Unless the  Prospectus or Statement of Additional  Information  states that a  percentage  restriction  applies on an ongoing  basis,  it applies only at the time  the  Fund  makes  an  investment  (except  in the  case  of  borrowing  and investments  in  illiquid  securities).  In that  case  the  Fund  need  not sell securities  to  meet  the  percentage  limits  if the  value  of  the  investment increases in proportion to the size of the Fund.

      |X|  Does  The  Fund  Have  Other  Restrictions  That  Are Not  Fundamental
Policies?

      The Fund has several  additional  restrictions  on its investment  policies that are not  fundamental,  which  means that they can be changed by the Board of
Trustees, without obtaining shareholder approval:

      |_| The Fund cannot invest in securities  or other  investments  other than municipal  securities,  the temporary  investments  described in its  Prospectus, repurchase  agreements,  covered calls, private activity municipal securities and hedging  instruments  described  in "About  the Fund" in the  Prospectus  or this
Statement of Additional Information.

      |_| The Fund cannot  pledge,  mortgage or otherwise  encumber,  transfer or assign  its  assets  to  secure  a debt.  However,  the use of  escrow  or  other collateral  arrangements  in  connection  with the Fund's policy on borrowing and hedging instruments is permitted.

      |_| The Fund cannot purchase  securities other than hedging  instruments on margin.  However,  the Fund may obtain  short-term  credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund  cannot buy or sell  futures  contracts  other  than  interest rate futures and municipal bond index futures.

      |_|  The  Fund  will  not  invest  more  than  10% of  its  net  assets  in securities  which are restricted as to disposition  under the federal  securities laws,  except  that the Fund  may  purchase  without  regard  to this  limitation restricted  securities  which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Non-Diversification  of the Fund's  Investments.  The Fund is  "non-diversified,"
as  defined in the  Investment  Company  Act.  Funds  that are  diversified  have restrictions  against  investing  too much of their assets in the  securities  of any one  "issuer."  That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being  non-diversified  poses additional  investment risks,  because if the
Fund  invests  more of its  assets in fewer  issuers,  the value of its shares is subject to greater  fluctuations  from adverse  conditions  affecting  any one of those  issuers.  However,  the Fund does limit its  investments in the securities of any  one  issuer  to  qualify  for tax  purposes  as a  "regulated  investment company" under the Internal Revenue Code. By qualifying,  it does not have to pay federal  income  taxes  if more  than  90% of its  earnings  are  distributed  to shareholders.  To  qualify,  the Fund must meet a number  of  conditions.  First, not  more  than  25% of the  market  value  of the  Fund's  total  assets  may be invested in the  securities of a single  issuer.  Second,  with respect to 50% of the market  value of its total  assets,  (1) no more than 5% of the market  value of its total assets may be invested in the  securities  of a single  issuer,  and
(2) the Fund must not own more than 10% of the outstanding  voting  securities of a single issuer.

      The  identification  of the issuer of a municipal  security  depends on the terms  and  conditions  of the  security.  When the  assets  and  revenues  of an agency,  authority,  instrumentality or other political  subdivision are separate from those of the  government  creating it and the security is backed only by the assets and revenues of the  subdivision,  agency,  authority or  instrumentality, the latter would be deemed to be the sole  issuer.  Similarly,  if an  industrial
development   bond  is  backed   only  by  the   assets  and   revenues   of  the
non-governmental  user,  then  that user  would be deemed to be the sole  issuer.
However,  if in  either  case  the  creating  government  or  some  other  entity guarantees a security,  the  guarantee  would be  considered a separate  security and would be treated as an issue of such government or other entity.

Applying the Restriction  Against  Concentration.  To implement its policy not to concentrate its  investments,  the Fund has adopted the industry  classifications set forth in  Appendix  B to this  Statement  of  Additional  Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its  investments,  the
Manager  will  consider  a  non-governmental   user  of  facilities  financed  by
industrial  development  bonds as being in a  particular  industry.  That is done even  though  the bonds  are  municipal  securities,  as to which the Fund has no
concentration   limitation.   Although  this  application  of  the  concentration
restriction  is not a  fundamental  policy  of the Fund,  it will not be  changed without shareholder  approval.  The Manager has no present intention of investing more than 25% of the Fund's  total  assets in  securities  paying  interest  from revenues of similar type projects or in  industrial  development  bonds.  This is not a  fundamental  policy and  therefore  could be changed  without  shareholder approval.  However,  if that change were made,  the  Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization  and  History.  The  Trust  was  originally  organized  in 1989 as a
Massachusetts  business  trust  having one  series,  the Fund.  In 1993 the Trust was  reorganized  to be a  multi-series  business  trust (now called  Oppenheimer
Multi-State  Municipal  Trust).  The Fund became a separate series of that Trust.
The Fund is an open-end,  non-diversified  management  investment company with an unlimited  number  of  authorized  shares  of  beneficial  interest.  Each of the three (3) series of the Trust is a  separate  fund that  issues  its own  shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to  create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes  of shares.  The  Trustees  also may divide or  combine  the shares of a class into a
greater  or  lesser  number  of  shares   without   changing  the   proportionate
beneficial   interest  of  a  shareholder  in  the  Fund.   Shares  do  not  have
cumulative  voting  rights or preemptive or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|  Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the
Fund is not  required  to  hold,  and  does  not  plan to  hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a shareholder  meeting  is called by the  Trustees  or upon  proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee.  The Audit Committee
is comprised solely of Independent Trustees.  The members of the Audit
Committee are Edward Regan (Chairman), Kenneth Randall and Russell Reynolds.
The Audit Committee held 6 meetings during the Fund's fiscal year ended July
31, 2003.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the
Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths.  The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2003.
The Regulatory & Oversight Committee evaluates and reports to the Board on the
Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
Chairman), Phillip Griffiths and Kenneth Randall.  The Governance Committee
held no meetings during the Fund's fiscal year ended July 31, 2003.  The
Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held 2 meetings during the
Fund's fiscal year ended July 31, 2003.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act.  Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds
(referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack and Fielding,
and Mses. Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 27, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Group, Inc.
("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $247,500 from January 1, 2001 through December 31, 2002. Mr. Reynolds estimates that The Directorship Search
Group will not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds'
status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan &         $0         $50,001-$100,000
Yeutter, Chairman  Hartson (a law firm). Other
of the Board of    directorships: Weyerhaeuser Corp.
Trustees since     (since 1999) and Danielson Holding
2003;              Corp. (since 2002); formerly a director
Trustee since 1991 of Caterpillar, Inc. (1993-December
Age: 72            2002). Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           Over       Over
Trustee since 1993 Oppenheimer funds. Formerly Trustee      $100,000   $100,000
Age: 70            (May 2000-2002) of Research Foundation
                   of AIMR (investment research,
                   non-profit) and Vice Chairman (October
                   1995-December 1997) of the Manager.
                   Oversees 39 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           $0         Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 64            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since 2002) Columbia Equity    $01        $01
Trustee since 2002 Financial Corp. (privately-held
Age: 51            financial adviser); Managing Director
                   (since 2002) Carmona Motley, Inc.
                   (privately-held financial adviser);
                   Formerly he held the following
                   positions: Managing Director (January
                   1998-December 2001), Carmona Motley
                   Hoffman Inc. (privately-held financial
                   adviser); Managing Director (January
                   1992-December 1997), Carmona Motley &
                   Co. (privately-held financial adviser).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.   $0         Over
Randall, Trustee   (electric utility holding company) and              $100,000
since 1989         Prime Retail, Inc. (real estate
Age: 76            investment trust); formerly a director
                   of Dominion Energy, Inc. (electric
                   power and oil & gas producer),
                   President and Chief Executive Officer
                   of The Conference Board, Inc.
                   (international economic and business
                   research) and a director of Lumbermens
                   Mutual Casualty Company, American
                   Motorists Insurance Company and
                   American Manufacturers Mutual Insurance
                   Company. Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $1-$10,000 $50,001-$100,000
Trustee since 1993 director of RBAsset (real estate
Age: 73            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 29 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             $0         $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1989 (corporate governance consulting and
Age: 71            executive recruiting); a life trustee
                   of International House (non-profit
                   educational organization), and a
                   trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 29
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991)   $0         Over
Vice Chairman of   of the Manager. Formerly a director                 $100,000
the Board of       (January 1969-August 1999) of the
Trustees,          Manager. Oversees 29 portfolios in the
Trustee since 1989 OppenheimerFunds complex.
Age: 77
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     $0            Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 75 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
      The address of the Officers in the chart below is as follows: for Messrs.
Fielding, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY
10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.
-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 1999              OppenheimerFunds complex.
Age: 54
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice  President and Assistant  Counsel of the Manager (since
Assistant Secretary     July 1998);  formerly,  an associate with Davis,  Graham,  &
since 2002              Stubbs  LLP  (January  1997-June  1998).  An  officer  of 91
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|                 Remuneration  of  Trustees.  The  officers  of the Fund
and one of the  Trustees  of the Fund (Mr.  Murphy) who are  affiliated  with the
Manager  receive no salary or fee from the Fund.  The  remaining  Trustees of the
Fund  received  the  compensation  shown below from the Fund with  respect to the
Fund's  fiscal  year ended July 31,  2003.  The  compensation  from all 31 of the
Board I Funds (including the Fund) represents  compensation  received for serving as a  director  or trustee  and  member of a  committee  (if  applicable)  of the boards of those funds during the calendar year 2002.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses     Retirement2   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter         $1,8313          $311         $36,372        $71,792
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli            $ 1,614          $470         $55,6784      $198,3865
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight
Committee Member and        $927 6          $112         $10,256        $60,861
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Leon Levy7                  $1,256           $0          $133,352       $173,700
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Benjamin Lipstein7          $1,628          $151         $115,270       $150,152
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Governance Committee
Acting Chairman and         $8228            $0             $0          $14,453
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Elizabeth Moynihan7         $1,529          $571         $57,086        $105,760
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee Member
and Governance              $1,403          $120         $74,471        $97,012
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan             $1,388          $301         $46,313        $95,960
Audit Committee
Chairman and Proxy
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $1,038          $333         $48,991        $71,792
Jr.
Proxy Committee Member
and Audit Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                 $927           $138         $9,3969        $64,080
------------------------------------------------------------------------------------
1.....Aggregate  Compensation From Fund includes fees and deferred  compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits to be Paid Upon Retirement is based on a straight life payment plan election  with the  assumption  that a Trustee will  retire at the age of 75 and is  eligible  (after 7 years of  service) to receive  retirement  plan benefits as described below under  "Retirement  Plan for Trustees."
3.    Includes  $458  deferred by Mr.  Yeutter  under the  Deferred  Compensation
   Plan described below.
4.    Includes  $24,989  estimated  to be  paid to Mr.  Galli  for  serving  as a trustee  or  director  of 10 other  Oppenheimer  funds  that  are not  Board I
   Funds.
5.    Includes  $92,626  paid to Mr.  Galli for serving as trustee or director of
   10 other Oppenheimer funds that are not Board I Funds.
6.    Includes $927  deferred by Mr.  Griffiths  under the Deferred  Compensation
   Plan described below.
7.    Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees  from the
   Board I Funds  effective  January 1, 2003,  March 31, 2003 and July 31,  2003,
   respectively.
8.    Includes $82 deferred by Mr.  Motley under the Deferred  Compensation  Plan described below.
9.    The amount for Mr.  Spiro is based on the  assumption  that he will  retire at age 82 when  he  becomes  eligible  to  receive  retirement  plan  benefits
   (after 7 years of service).

|X|   Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

|X|   Deferred Compensation Plan for Trustees.  The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major  Shareholders.  As of August  27,  2003,  there  were no  persons who  owned of  record  or who were  known by the Fund to own  beneficially  5% or more of the Fund's outstanding Class A, Class B or Class C shares.

The Manager.  The Manager is  wholly-owned  by Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of  Ethics.  The Fund,  the  Manager  and the  Distributor  have a
Code of Ethics.  It is designed to detect and prevent  improper  personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.  Covered  persons  include persons with knowledge of the investments  and investment  intentions of the Fund and  other  funds  advised  by the  Manager.  The  Code  of  Ethics  does  permit personnel  subject  to the Code to invest  in  securities,  including  securities that may be  purchased or held by the Fund,  subject to a number of  restrictions and  controls.  Compliance  with the Code of Ethics is  carefully  monitored  and enforced by the Manager.

      The Code of Ethics  is an  exhibit  to the  Fund's  registration  statement filed  with the  Securities  and  Exchange  Commission  and can be  reviewed  and copied at the SEC's  Public  Reference  Room in  Washington,  D.C. You can obtain information  about  the  hours  of  operation  of the  Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of  Ethics  can also be  viewed as part of the Fund's  registration  statement  on the SEC's  EDGAR  database at the
SEC's internet  website at  www.sec.gov.  Copies may be obtained,  after paying a
duplicating  fee,  by  electronic   request  at  the  following  E-mail  address:
publicinfo@sec.gov,  or  by  writing  to  the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

      Portfolio  Proxy  Voting.  The  Fund has  adopted  Portfolio  Proxy  Voting
Policies  and  Procedures   under  which  the  Fund  votes  proxies  relating  to
securities  held  by  the  Fund   ("portfolio   proxies").   The  Fund's  primary
consideration  in voting  portfolio  proxies is the  financial  interests  of the
Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote  portfolio  proxies in  accordance  with the  Fund's  Portfolio
Proxy  Voting  Guidelines  and  to  maintain  records  of  such  portfolio  proxy voting.  The Proxy Voting Guidelines  include  provisions to address conflicts of
interest   that   may   arise   between   the   Fund   and  OFI   where   an  OFI
directly-controlled  affiliate  manages  or  administers  the assets of a pension plan of the company  soliciting  the proxy.  The Fund's  Portfolio  Proxy  Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund  votes  with the  recommendation  of the  issuer's  management  on
         routine   matters,   including   election  of  directors   nominated  by
         management and ratification of auditors,  unless circumstances  indicate otherwise.
o     In  general,  the  Fund  opposes   anti-takeover   proposals  and  supports
         elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports  shareholder  proposals to reduce a  super-majority  vote requirement,  and opposes  management  proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund  generally  considers  executive  compensation  questions  such as stock  option  plans and bonus plans to be ordinary  business  activity.
         The Fund analyzes  stock option plans,  paying  particular  attention to their  dilutive  effect.  While the Fund generally  supports  management proposals, the Fund opposes plans it considers to be excessive

         The Fund  will be  required  to file new Form  N-PX,  with its  complete proxy  voting  record for the 12 months  ended June  30th,  no later than  August
31st of each year.  The first such filing is due no later than  August 31,  2004, for the twelve  months  ended June 30,  2004.  Once  filed,  the Fund's Form N-PX filing will be available (i) without  charge,  upon request,  by calling the Fund
toll-free at  1.800.225.5677  and   (ii) on the SEC's website at www.sec.gov
                                                                 -----------

      |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the  Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager  selects  securities for the  Fund's  portfolio  and  handles  its  day-to  day  business.  The  portfolio managers  of the Fund are  employed  by the  Manager  and are the persons who are principally  responsible for the day-to-day  management of the Fund's  portfolio.
Other  members  of  the  Manager's   Fixed-Income   Portfolio  Team  provide  the
portfolio managers with counsel in and support in managing the Fund's portfolio.

      The investment  advisory  agreement  requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities  and  equipment.  It also  requires  the  Manager to  provide  and  supervise  the  activities  of all
administrative   and   clerical   personnel   required   to   provide   effective
administration  for the Fund.  Those  responsibilities  include  the  compilation and  maintenance of records with respect to its  operations,  the preparation and
filing  of  specified   reports,   and   composition   of  proxy   materials  and
registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.  The management fees paid by the Fund to the Manager during the Fund's last three (3) fiscal years are listed below.

--------------------------------------------------------------------------------
                                                     Management Fee Paid to
Fiscal Year                Management Fee            OppenheimerFunds, Inc.
Ended 7/31           (Without Voluntary Waiver)          (after waiver)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2001                          $718,004                         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2002                         $1,358,312                        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2003                         $2,046,970                        N/A
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss by reason of any investment of the Fund assets made with due care and in good faith.  The agreement permits the Manager to act as investment adviser for any other person, firm or corporation.  The Manager can use the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor.  If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the
Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

            After  careful  deliberation,  the Board of concluded  that it was in the best interest of shareholders to continue the investment  advisory  agreement for another  year.  In  arriving at a decision,  the Board did not single out any one factor or group of factors as being more important  than other  factors,  but considered  all factors  together.  The Board judged the terms and  conditions of the investment  advisory  agreement,  including the  investment  advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund.  The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions.
Under the agreement, the Manager may employ those broker-dealers (including
"affiliated" brokers, as that term is defined in the Investment Company Act)
that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions.  "Best execution" refers to prompt and reliable execution at the most favorable price obtainable.  The Manager need not seek competitive commission bidding.  However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.
The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Subject to those other considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.  Therefore, the
Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees has permitted the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.  The Board permits the Manager to use stated
commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the fiscal years ended July 31, 2001, 2002 and 2003, there were no transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor whose primary address is P.O. Box 5270, Denver, CO., 80127 acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below:

 ------------------------------------------------------------------------------

                        Class A
 Fiscal   Aggregate     Front-End    Concessions    Concessions  Concessions
 Year     Front-End     Sales        on Class A     on Class B   on Class C
 Ended    Sales         Charges      Shares         Shares       Shares
 7/31:    Charges on    Retained by  Advanced by    Advanced by  Advanced by
          Class A       Distributor* Distributor1   Distributor1 Distributor1
          Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2001     $ 872,799     $169,241      $32,186      $1,334,305    $124,243
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002    $1,342,756     $254,020      $20,251      $1,942,287    $256,782
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003    $1,351,585     $238,281      $25,800      $2,138,403    $297,755
 ------------------------------------------------------------------------------
1.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for  sales of Class B and  Class C shares  from its own resources at the time of sale.
 * Includes  amounts  retained  by a  broker-dealer  that  is an  affiliate  or a parent of the Distributor.

 ------------------------------------------------------------------------------

             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year  Ended Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2001           $24,363              $ 68,718               $21,866
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002           $ 3,889              $120,115               $ 8,974
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003            $ 553               $252,776               $15,290
 ------------------------------------------------------------------------------

      For  additional  information  about  distribution  of  the  Fund's  shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the
Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees, including a majority of the
Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan.  An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan.  The approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review.  The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons"
of the Fund is committed to the discretion of the Independent Trustees.  This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees.
Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_|   Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor.
The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2003, payments under the Class A plan totaled $247,126, all of which was paid by the Distributor to recipients. That included $15,200 paid to an affiliate of the Distributor.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years.  The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B and
Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans described above.  The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding.  After the first year shares are outstanding, the Distributor makes payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for an advance service fee payment.  If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:

|_|   pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_|   may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|   employs personnel to support distribution of Class B and Class C shares,
|_|   bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky"
      registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
      12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B and Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B and Class C shares.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:      Total Payments  Amount Retained  Distributor's    Distributor's
                                              Aggregate        Unreimbursed
                                              Unreimbursed     Expenses as %
                                              Expenses Under   of Net Assets
             Under Plan      by Distributor   Plan             of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B       $1,144,392      $1,027,5471       $5,361,999         3.66%
 Plan
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C        $541,241        $253,1452        $ 815,340          1.17%
 Plan
 -------------------------------------------------------------------------------
1.    Includes $2,348 paid to an affiliate of the Distributor's parent company.
2.    Includes $17,724 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance.  These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value."  An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

STANDARDIZED YIELD = 2 (A - B + 1) - 1
                       -------
                          CD

      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period.
Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend Yield = dividends paid during monthly period x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and Class
C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions).  The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                 Dividend Yield      Standardized Yield      (36.82% Combined
                                                           Federal/Pennsylvania
                                                               Tax Bracket)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
             Without    After       Without    After      Without     After
             Sales      Sales       Sales      Sales      Sales       Sales
             Charge     Charge      Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A           5.89%       5.61%      6.43%      6.12%      10.18%      9.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B           5.17%         N/A      5.64%        N/A       8.92%        N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C           5.17%         N/A      5.64%        N/A       8.92%        N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured.  The cumulative total return measures the change in value over the entire period (for example, ten (10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.
However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the following formula:

ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
--------
   P

|_|   Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

ERV - P = TOTAL RETURN
-------
   P

      |_| Cumulative  Total Return.  The  "cumulative  total return"  calculation measures  the  change in value of a  hypothetical  investment  of $1,000  over an entire  period  of  years.  Its  calculation  uses  some of the same  factors  as average  annual  total  return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:
      |_|  Total  Returns  at Net  Asset  Value.  From  time to time the Fund may also quote a  cumulative  or an average  annual total return "at net asset value"
(without  deducting  sales charges) for Class A, Class B or Class C shares.  Each is based on the  difference  in net asset  value per share at the  beginning  and the end of the  period  for a  hypothetical  investment  in that  class of shares
(without  considering  front-end or contingent  deferred sales charges) and takes
into   consideration   the   reinvestment   of   dividends   and  capital   gains
distributions.

---------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                    10-Year
                                  1-Year            5-Year        (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without   After    Without After   Without
          Sales    Sales    Sales    Sales     Sales    Sales   Sales   Sales
           Charge   Charge   Charge   Charge    Charge  Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A   53.86%1  61.53%1   0.35%     5.36%    3.30%    4.31%   4.40%   4.91%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   54.27%2  54.27%2   -0.40%    4.56%    3.20%    3.53%  4.43%2   4.43%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   42.16%3  42.16%3   3.58%     4.57%    3.53%    3.53%  4.54%3   4.54%3
---------------------------------------------------------------------------------
1   Inception of Class A:     9/18/89
2   Inception of Class B:     5/3/93
3   Inception of Class C:     8/29/95

 -------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares1 (After Taxes)
                         For the Periods Ended 7/31/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                                   1-Year           5-Year         10 Years
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After Taxes on Distributions       0.36%           3.30%            4.39%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After Taxes on Distributions
 and Redemption of Fund Shares      2.32%           3.62%            4.55%
 -------------------------------------------------------------------------------
  1. Inception of Class A shares: 9/18/89

Other  Performance  Comparisons.  The Fund compares its  performance  annually to that of an  appropriate  broadly  based  market  index in its  Annual  Report  to shareholders.  You can obtain that  information  by contacting the Transfer Agent at the  addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also  compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of  its performance  by  independent  ranking  entities.  Examples  of these  performance comparisons are set forth below.

      |_| Lipper  Rankings.  From time to time the Fund may  publish  the ranking of the performance of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is  a  widely-recognized  independent  mutual  fund  monitoring  service.  Lipper monitors the performance of regulated investment  companies,  including the Fund, and ranks their  performance for various periods based on categories  relating to investment  objectives.  The  performance of the Fund is ranked by Lipper against all other  general  municipal  debt funds,  other than money  market  funds,  and other municipal bond funds.  The Lipper  performance  rankings are based on total returns that include the  reinvestment of capital gain  distributions  and income dividends  but do not take  sales  charges or taxes  into  consideration.  Lipper also publishes  "peer-group"  indices of the performance of all mutual funds in a category  that it  monitors  and  averages  of the  performance  of the  funds in particular categories.

|X|   Morningstar  Ratings.  From  time to time  the Fund  may  publish  the star rating of the  performance  of its  classes of shares by  Morningstar,  Inc.,  an independent  mutual fund monitoring  service.  Morningstar  rates mutual funds in their  specialized  market sector.  The Fund is rated among the municipal  single state long category.

      Morningstar proprietary ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
 Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
 Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
 performance.   The top 10% of funds in each category receive 5 stars, the next
 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
 Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
 Morningstar Rating metrics.

      |_|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements  and sales literature  performance  information about the Fund cited in newspapers and other  periodicals  such  as  The  New  York  Times,  the  Wall  Street  Journal,
Barron's,  or similar  publications.  That  information  may include  performance
quotations   from  other  sources,   including   Lipper  and   Morningstar.   The
performance  of the Fund's  Class A, Class B or Class C shares may be compared in publications to the  performance of various market indices or other  investments, and averages,  performance  rankings or other  benchmarks  prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare the Fund's  Class A, Class B or Class C returns  to the  return on  fixed-income  investments  available  from  banks and
thrift   institutions.   Those   include   certificates   of  deposit,   ordinary
interest-paying  checking  and  savings  accounts,  and  other  forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.
However,  the Fund's  returns  and share price are not  guaranteed  or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank  depository obligations  may be insured by the FDIC and may  provide  fixed  rates of return.
Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

      From  time to  time,  the Fund  may  publish  rankings  or  ratings  of the
Manager or  Transfer  Agent,  and of the  investor  services  provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the
Oppenheimer  funds  themselves.  Those  ratings or  rankings of  shareholder  and investor  services by third parties may include  comparisons of their services to those  provided by other mutual fund  families  selected by the rating or ranking services.  They may be based upon the  opinions of the rating or ranking  service itself,  using its  research or  judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
                ---
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The
Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Income Fund           Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Equity Fund, Inc.             Municipals
Oppenheimer Europe Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer U.S. Government Trust
Oppenheimer Growth Fund                   Oppenheimer Value Fund
Oppenheimer High Yield Fund               Limited-Term New York Municipal Fund
Oppenheimer International Bond Fund       Rochester Fund Municipals
Oppenheimer International Growth Fund     OSM1 - Jennison Growth Fund
Oppenheimer  International  Small Company OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Limited-Term Government Fund  Fund
Oppenheimer Limited Term Municipal Fund   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and Class
C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or
                                                  ------------------------
call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on
Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option.  In determining the Fund's gain on investments, if a call or put written by the
Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s)
           of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares.  The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the
Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer
Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund.
In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.
      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer International Small
      Municipals                              Company Fund
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Gold & Special Minerals     Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other
      Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer
      Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in that exchange will be subject to the Class A
Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|    Qualification  as a  Regulated  Investment  Company.  The  Fund  has
elected to be taxed as a regulated  investment  company under Subchapter M of the
Internal  Revenue Code of 1986, as amended.  As a regulated  investment  company, the  Fund  is not  subject  to  federal  income  tax on the  portion  of its  net investment  income  (that is,  taxable  interest,  dividends,  and other  taxable ordinary  income,  net of  expenses)  and capital  gain net income  (that is, the excess of net long-term  capital gains over net short-term  capital  losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The
Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal
Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent that on the annual assessment date the Fund's portfolio securities consist of :
o     Pennsylvania municipal securities,
o     obligations of the U.S. government (and certain qualifying obligations of  governments of U.S. territories, agencies and instrumentalities),
         and
o     certain other obligations that are not subject to such personal property taxes.

      To the extent that distributions paid by the Fund are derived from interest on Pennsylvania municipal securities, qualifying obligations of the
U.S. government and certain qualifying obligations of governments of U.S.
territories, agencies and instrumentalities, those distributions will also be exempt from Pennsylvania personal income tax, and in the case of residents of
Philadelphia, exempt from the investment income tax of the School District of
Philadelphia. Distributions from the Fund attributable to income from sources other than those will generally be subject to Pennsylvania personal income tax.  Shareholders should consult their tax advisers regarding the taxability for state and local tax purposes of the exchange or conversion of classes of shares.
      .
      Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Fund provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.  As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the
Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the
Pennsylvania capital stock/foreign franchise tax to the extent that the Fund's portfolio securities comprise investments in Pennsylvania and/or U.S.
government securities that would be exempt assets if owned directly by the corporation.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.
      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the
                                                 -
redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when
-------
required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.
All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder  who is a  foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust,  a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign  person's income from the  Fund is  effectively  connected  with the  conduct  of a U.S.  trade or
business.    Typically,   ordinary   income   dividends   paid   (not   including
exempt-interest  dividends  paid  by  the  Fund)  from  a  mutual  fund  are  not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected
                                                     ---
with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.
They also act as auditors for certain other funds advised by the Manager and its affiliates.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Multi-State Municipal Trust:

     We have  audited  the  accompanying  statement  of assets  and  liabilities including the Statement of  Investments of  Oppenheimer  Pennsylvania  Municipal
Fund (one of the portfolios  constituting the Oppenheimer  Multi-State Municipal
Trust) as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the financial  highlights for each of the five years in the period then ended.  These financial  statements and financial  highlights are the  responsibility  of the  Fund's  management.  Our  responsibility  is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by  correspondence  with the custodian and brokers or by other appropriate  auditing  procedures where replies from brokers were not received.  An audit also includes  assessing the accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  Pennsylvania Municipal Fund as of July 31, 2003, the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the  five  years  in the  period  then  ended,  in  conformity  with  accounting principles generally accepted in the United States of America.

/s/KPMG LLP
------------------
 KPMG LLP

 Denver, Colorado
 August 21, 2003

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2003

Principal
Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--104.2%
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania--75.4%
$  445,000 Allegheny County HDA (Catholic Health East)
5.375%          11/15/2022        $     428,166
--------------------------------------------------------------------------------------------------------------------------
    50,000 Allegheny County HDA (Health Center Devel., Inc.)
6.300           09/01/2013               51,195
--------------------------------------------------------------------------------------------------------------------------
    15,000 Allegheny County HDA (Magee-Womens Hospital)
5.375           10/01/2013               15,377
--------------------------------------------------------------------------------------------------------------------------
 1,500,000 Allegheny County HDA (The Covenant at South Hills)
8.625           02/01/2021            1,561,560
--------------------------------------------------------------------------------------------------------------------------
    30,000 Allegheny County HDA (The Covenant at South Hills)
8.750           02/01/2031               31,195
--------------------------------------------------------------------------------------------------------------------------
   350,000 Allegheny County HDA RITES a
22.099 f         11/15/2030              485,093
--------------------------------------------------------------------------------------------------------------------------
 1,900,000 Allegheny County HDA RITES a
22.099 f         11/15/2030            2,633,362
--------------------------------------------------------------------------------------------------------------------------
 2,000,000 Allegheny County HEBA (Chatham College)
5.750           11/15/2028            1,979,040
--------------------------------------------------------------------------------------------------------------------------
 2,925,000 Allegheny County HEBA (Chatham College)
5.750           11/15/2035            2,857,988
--------------------------------------------------------------------------------------------------------------------------
 1,000,000 Allegheny County HEBA (Chatham College)
5.850           03/01/2022            1,022,740
--------------------------------------------------------------------------------------------------------------------------
 1,000,000 Allegheny County HEBA (Chatham College)
5.950           03/01/2032            1,015,980
--------------------------------------------------------------------------------------------------------------------------
    20,000 Allegheny County HEBA (Robert Morris College)
6.200           02/15/2010               21,079
--------------------------------------------------------------------------------------------------------------------------
 2,110,000 Allegheny County HEBA (Robert Morris College)
6.250           02/15/2026            2,145,258
--------------------------------------------------------------------------------------------------------------------------
 1,775,000 Allegheny County IDA
           (Airport Special Facilities/U S Airways) a
8.875           03/01/2021              670,950
--------------------------------------------------------------------------------------------------------------------------
    15,000 Allegheny County IDA (Kroger Company)
8.500           05/01/2010               15,050
--------------------------------------------------------------------------------------------------------------------------
 1,145,000 Allegheny County IDA (Residential Resources)
5.700           09/01/2012            1,122,718
--------------------------------------------------------------------------------------------------------------------------
   905,000 Allegheny County IDA (Residential Resources)
6.600           09/01/2031              862,836
--------------------------------------------------------------------------------------------------------------------------
   315,000 Allegheny County IDA (USX Corp.)
5.500           12/01/2029              300,255
--------------------------------------------------------------------------------------------------------------------------
   115,000 Allegheny County IDA (USX Corp.)
5.600           09/01/2030              110,702
--------------------------------------------------------------------------------------------------------------------------
   700,000 Allegheny County IDA (USX Corp.)
6.000           01/15/2014              735,826
--------------------------------------------------------------------------------------------------------------------------
   105,000 Allegheny County IDA (USX Corp.)
6.100           01/15/2018              107,932
--------------------------------------------------------------------------------------------------------------------------
    10,000 Allegheny County IDA (USX Corp.)
6.100           07/15/2020               10,185
--------------------------------------------------------------------------------------------------------------------------
   475,000 Allegheny County IDA (USX Corp.)
6.700           12/01/2020              497,681
--------------------------------------------------------------------------------------------------------------------------
     5,000 Allegheny County Residential Finance Authority
5.625           11/01/2023                5,027
--------------------------------------------------------------------------------------------------------------------------
    30,000 Allegheny County Residential Finance Authority
6.250           11/01/2016               31,094
--------------------------------------------------------------------------------------------------------------------------
    20,000 Allegheny County Residential Finance Authority
6.600           11/01/2014               20,247
--------------------------------------------------------------------------------------------------------------------------
    95,000 Allegheny County Residential Finance Authority
7.100           05/01/2024               96,422
--------------------------------------------------------------------------------------------------------------------------
   420,000 Allegheny County HDA
           (West Penn Allegheny Health System)
9.250           11/15/2015              409,416
--------------------------------------------------------------------------------------------------------------------------
 1,100,000 Allegheny County HDA
           (West Penn Allegheny Health System)
9.250           11/15/2022            1,066,175
--------------------------------------------------------------------------------------------------------------------------
12,640,000 Allegheny County HDA
           (West Penn Allegheny Health System)
9.250           11/15/2030           12,211,504
--------------------------------------------------------------------------------------------------------------------------
   100,000 Beaver County IDA
           (Cleveland Electric Illuminating Company)
7.750           07/15/2025              108,195
--------------------------------------------------------------------------------------------------------------------------
   155,000 Beaver County IDA
           (Cleveland Electric Illuminating Company)
7.625           05/01/2025              166,406
--------------------------------------------------------------------------------------------------------------------------
    65,000 Beaver County IDA (J. Ray McDermott & Company)
6.800           02/01/2009               35,946
--------------------------------------------------------------------------------------------------------------------------
   180,000 Beaver County IDA (Ohio Edison Company)
5.450           09/15/2033              180,274
--------------------------------------------------------------------------------------------------------------------------
   170,000 Beaver County IDA (St. Joe Minerals Corp.)
6.000           05/01/2007              170,381
--------------------------------------------------------------------------------------------------------------------------
   525,000 Beaver County IDA (Toledo Edison Company)
7.625           05/01/2020              563,635
--------------------------------------------------------------------------------------------------------------------------
 2,100,000 Beaver County IDA (Toledo Edison Company)
7.750           05/01/2020            2,290,806
--------------------------------------------------------------------------------------------------------------------------
    25,000 Beaver County IDA (Toledo Edison Company)
7.750           05/01/2020               27,271
--------------------------------------------------------------------------------------------------------------------------
   750,000 Blair County IDA (Village of PA State)
6.900           01/01/2022              757,702

Principal
Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania Continued
$2,400,000  Blair County IDA (Village of PA State)
7.000%          01/01/2034        $   2,424,696
--------------------------------------------------------------------------------------------------------------------------
    20,000  Bradford County IDA (International Paper Company)
5.900           12/01/2019               20,272
--------------------------------------------------------------------------------------------------------------------------
 1,300,000  Bucks County IDA (Chandler Hall Health Care Facility)
6.300            05/01/2029            1,193,517
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Bucks County IDA (Pennswood Village)
6.000           10/01/2027            1,005,570
--------------------------------------------------------------------------------------------------------------------------
   330,000  Bucks County IDA (USX Corp.)
5.600           03/01/2033              317,232
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Bucks County IDA RITES a
18.219 f         09/01/2032            2,154,320
--------------------------------------------------------------------------------------------------------------------------
   480,000  Butler County IDA (Greenview Gardens Apartments)
6.000           07/01/2023              468,538
--------------------------------------------------------------------------------------------------------------------------
   880,000  Butler County IDA (Greenview Gardens Apartments)
6.250           07/01/2033              855,606
--------------------------------------------------------------------------------------------------------------------------
   580,000  Butler County IDA (Witco Corp.)
5.850           12/01/2023              508,741
--------------------------------------------------------------------------------------------------------------------------
    10,000  Cambria County IDA (PA Electric Company)
6.050           11/01/2025               10,598
--------------------------------------------------------------------------------------------------------------------------
 2,800,000  Carbon County IDA (Panther Creek Partners)
6.650           05/01/2010            2,955,988
--------------------------------------------------------------------------------------------------------------------------
    95,000  Chester County H&EFA (Devereaux Foundation)
6.000           11/01/2019               97,616
--------------------------------------------------------------------------------------------------------------------------
    30,000  Chester County H&EFA (Immaculata College)
5.600           10/15/2018               30,357
--------------------------------------------------------------------------------------------------------------------------
 7,500,000  Chester County H&EFA (Jenners Pond)
7.625           07/01/2034            7,333,125
--------------------------------------------------------------------------------------------------------------------------
   370,000  Columbia County HA (Bloomsburg Hospital)
5.900           06/01/2029              295,156
--------------------------------------------------------------------------------------------------------------------------
   750,000  Crawford County HA
            (Wesbury United Methodist Community)
6.125           08/15/2019              723,007
--------------------------------------------------------------------------------------------------------------------------
   100,000  Cumberland County Municipal Authority
            (Presbyterian Homes)
6.000           12/01/2017               99,487
--------------------------------------------------------------------------------------------------------------------------
   135,000  Cumberland County Municipal Authority
            (Presbyterian Homes)
6.000           12/01/2026              136,589
--------------------------------------------------------------------------------------------------------------------------
 6,000,000  Cumberland County Municipal Authority
            (Wesley Affiliated Services)
7.250           01/01/2035            5,861,640
--------------------------------------------------------------------------------------------------------------------------
    10,000  Dauphin County General Authority
            (Tressler Lutheran Services)
6.800           01/01/2008               10,016
--------------------------------------------------------------------------------------------------------------------------
    95,000  Dauphin County IDA
            (Jersey Central Power & Light Company)
7.125           01/01/2009               95,426
--------------------------------------------------------------------------------------------------------------------------
    55,000  Delaware County Authority (Elwyn, Inc.)
5.500           06/01/2020               56,616
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Delaware County Authority (Neumann College)
5.375           10/01/2018              986,160
--------------------------------------------------------------------------------------------------------------------------
 2,500,000  Delaware County Authority (Neumann College)
6.000           10/01/2031            2,531,275
--------------------------------------------------------------------------------------------------------------------------
   750,000  Delaware County Authority (White Horse Village)
7.625           07/01/2030              778,470
--------------------------------------------------------------------------------------------------------------------------
   100,000  Erie County HA (St. Mary's Home of Erie)
6.000           08/15/2029              104,847
--------------------------------------------------------------------------------------------------------------------------
    10,000  Erie HEBA (Gannon University)
8.375           06/01/2008               10,331
--------------------------------------------------------------------------------------------------------------------------
    40,000  Erie HEBA (Mercyhurst College)
5.750           03/15/2013               41,446
--------------------------------------------------------------------------------------------------------------------------
 2,010,000  Erie HEBA (Mercyhurst College)
5.750           03/15/2020            2,013,960
--------------------------------------------------------------------------------------------------------------------------
    35,000  Erie HEBA (Mercyhurst College)
5.750           03/15/2020               34,446
--------------------------------------------------------------------------------------------------------------------------
    25,000  Erie HEBA (Mercyhurst College)
5.750           03/15/2023               25,000
--------------------------------------------------------------------------------------------------------------------------
    10,000  Exeter Township Sewer Authority
6.500           04/01/2008               10,044
--------------------------------------------------------------------------------------------------------------------------
    60,000  Ferndale Area School District GO
6.750           07/15/2009               60,256
--------------------------------------------------------------------------------------------------------------------------
    30,000  Harrisburg Parking Authority, Series F
6.300           11/15/2016               30,381
--------------------------------------------------------------------------------------------------------------------------
 2,250,000  Indiana County IDA Pollution Control (PSEG Power LLC)
5.850           06/01/2027            2,200,320
--------------------------------------------------------------------------------------------------------------------------
   250,000  Jeannette Health Services Authority
            (Jeannette District Memorial Hospital)
6.000           11/01/2018              216,437
--------------------------------------------------------------------------------------------------------------------------
   250,000  Lancaster County Hospital Authority
            (Willow Valley Retirement Communities)
5.875           06/01/2021              251,875
--------------------------------------------------------------------------------------------------------------------------
 1,650,000  Lancaster County IDA (Garden Spot Village)
7.625           05/01/2031            1,694,566
--------------------------------------------------------------------------------------------------------------------------
 5,000,000  Lawrence County IDA (Shenango Presbyterian Center)
7.500           11/15/2031            4,709,950

STATEMENT OF INVESTMENTS  Continued

Principal
                                                         Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania Continued
$  450,000  Lebanon County Health Facilities Authority
            (Pleasant View Retirement Community)
6.625%          12/15/2029        $     430,605
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Bible Fellowship Church Home)
6.000           12/15/2023              865,040
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Bible Fellowship Church Home)
7.625           11/01/2021            1,025,170
--------------------------------------------------------------------------------------------------------------------------
   750,000  Lehigh County GPA (Bible Fellowship Church Home)
7.750           11/01/2033              770,122
--------------------------------------------------------------------------------------------------------------------------
    35,000  Lehigh County GPA (Cedar Crest College)
6.600           04/01/2010               34,589
--------------------------------------------------------------------------------------------------------------------------
    70,000  Lehigh County GPA (Cedar Crest College)
6.650           04/01/2017               73,256
--------------------------------------------------------------------------------------------------------------------------
    60,000  Lehigh County GPA (Cedar Crest College)
6.700           04/01/2026               62,186
--------------------------------------------------------------------------------------------------------------------------
    50,000  Lehigh County GPA (Kidspeace Obligated Group)
5.800           11/01/2012               49,146
--------------------------------------------------------------------------------------------------------------------------
 7,985,000  Lehigh County GPA (Kidspeace Obligated Group)
6.000           11/01/2018            7,765,173
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Kidspeace Obligated Group)
6.000           11/01/2023              944,130
--------------------------------------------------------------------------------------------------------------------------
    25,000  Lehigh County IDA (PA Power & Light Company)
5.500           02/15/2027               25,476
--------------------------------------------------------------------------------------------------------------------------
    70,000  Lehigh County IDA (PA Power & Light Company)
6.150           08/01/2029               76,249
--------------------------------------------------------------------------------------------------------------------------
    60,000  Lehigh County IDA (PA Power & Light Company)
6.400           09/01/2029               63,988
--------------------------------------------------------------------------------------------------------------------------
    10,000  Luzerne County IDA (PA Gas & Water Company)
6.050           01/01/2019               10,154
--------------------------------------------------------------------------------------------------------------------------
    25,000  McKean County Hospital Authority (Bradford Hospital)
6.100           10/01/2020               25,104
--------------------------------------------------------------------------------------------------------------------------
     5,000  McKean County IDA (Kmart Corp.) a
6.875           04/01/2004                3,062
--------------------------------------------------------------------------------------------------------------------------
 4,000,000  Monroe County Hospital Authority
            (Pocono Medical Center)
5.625           01/01/2032            4,039,840
--------------------------------------------------------------------------------------------------------------------------
   700,000  Montgomery County HEHA
            (Philadelphia Geriatric Center)
7.375           12/01/2030              684,544
--------------------------------------------------------------------------------------------------------------------------
    50,000  Montgomery County HEHA
            (Temple Continuing Care Center) d
6.625           07/01/2019               22,234
--------------------------------------------------------------------------------------------------------------------------
 3,150,000  Montgomery County HEHA
            (Temple Continuing Care Center) d
6.750           07/01/2029            1,399,324
--------------------------------------------------------------------------------------------------------------------------
    20,000  Montgomery County HEHA (Waverly Heights)
6.000           01/01/2008               20,011
--------------------------------------------------------------------------------------------------------------------------
 3,115,000  Montgomery County IDA (ACTS/BPE Obligated Group)
5.875           11/15/2022            3,132,226
--------------------------------------------------------------------------------------------------------------------------
 1,750,000  Montgomery County IDA (Meadowood Corp.)
6.250           12/01/2017            1,621,795
--------------------------------------------------------------------------------------------------------------------------
 3,840,000  Montgomery County IDA (Wordsworth Academy)
8.000           09/01/2024            3,957,888
--------------------------------------------------------------------------------------------------------------------------
   810,000  North Penn HHEA (Maple Village)
7.800           10/01/2024              791,848
--------------------------------------------------------------------------------------------------------------------------
 1,205,000  North Penn HHEA (Maple Village)
8.000           10/01/2032            1,183,455
--------------------------------------------------------------------------------------------------------------------------
    50,000  Northampton County IDA
            (Metropolitan Edison Company)
6.100           07/15/2021               53,830
--------------------------------------------------------------------------------------------------------------------------
    80,000  Northeastern PA HEA (Wilkes University)
5.625           10/01/2018               82,018
--------------------------------------------------------------------------------------------------------------------------
 4,000,000  Northumberland County IDA (NHS Youth Services)
7.750           02/15/2029            3,878,560
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Ontelaunee Township Municipal Authority
6.250           11/15/2032            1,910,760
--------------------------------------------------------------------------------------------------------------------------
    10,000  PA Convention Center Authority, Series A
6.750           09/01/2019               10,618
--------------------------------------------------------------------------------------------------------------------------
 1,150,000  PA Convention Center Authority, Series A
6.750           09/01/2019            1,233,076
--------------------------------------------------------------------------------------------------------------------------
 5,000,000  PA EDFA (30th St. Garage)
5.800           06/01/2023            5,090,950
--------------------------------------------------------------------------------------------------------------------------
 8,000,000  PA EDFA (30th St. Garage)
5.875           06/01/2033            8,114,480
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  PA EDFA (Colver)
7.050           12/01/2010            1,035,680
--------------------------------------------------------------------------------------------------------------------------
 1,500,000  PA EDFA (Colver)
7.125           12/01/2015            1,552,200
--------------------------------------------------------------------------------------------------------------------------
 6,000,000  PA EDFA (Colver)
7.150           12/01/2018            6,236,580
--------------------------------------------------------------------------------------------------------------------------
13,700,000  PA EDFA (National Gypsum Company)
6.125           11/02/2027           12,367,401
--------------------------------------------------------------------------------------------------------------------------
 5,000,000  PA EDFA (National Gypsum Company)
6.250           11/01/2027            4,586,350
--------------------------------------------------------------------------------------------------------------------------
 4,500,000  PA EDFA (Northampton Generating)
6.400           01/01/2009            4,613,400

Principal
                 Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania Continued
$3,950,000  PA EDFA (Northampton Generating)
6.500%          01/01/2013        $   4,007,709
--------------------------------------------------------------------------------------------------------------------------
 3,750,000  PA EDFA (Northampton Generating)
6.600           01/01/2019            3,792,112
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  PA EDFA (Northampton Generating)
6.750           01/01/2007            1,029,310
--------------------------------------------------------------------------------------------------------------------------
13,660,000  PA EDFA (Sun Company)
7.600           12/01/2024           14,416,218
--------------------------------------------------------------------------------------------------------------------------
    35,000  PA Finance Authority Municipal Capital
            Improvements Program
6.600           11/01/2009               36,122
--------------------------------------------------------------------------------------------------------------------------
 1,500,000  PA HEFA (CA University of PA Student Association)
6.750           09/01/2020            1,569,780
--------------------------------------------------------------------------------------------------------------------------
    30,000  PA HEFA (CA University of PA Student Association)
6.800           09/01/2025               31,076
--------------------------------------------------------------------------------------------------------------------------
   740,000  PA HEFA (College of Science & Agriculture)
5.250           04/15/2012              741,621
--------------------------------------------------------------------------------------------------------------------------
   515,000  PA HEFA (College of Science & Agriculture)
5.250           04/15/2018              486,454
--------------------------------------------------------------------------------------------------------------------------
 2,250,000  PA HEFA (College of Science & Agriculture)
5.350           04/15/2028            2,022,367
--------------------------------------------------------------------------------------------------------------------------
 1,800,000  PA HEFA (Geneva College)
5.375           04/01/2023            1,736,964
--------------------------------------------------------------------------------------------------------------------------
 2,360,000  PA HEFA (Geneva College)
5.450           04/01/2018            2,365,428
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  PA HEFA (Geneva College)
6.125           04/01/2022            1,010,270
--------------------------------------------------------------------------------------------------------------------------
 1,095,000  PA HEFA (Gwynedd-Mercy College)
5.450           11/01/2026            1,109,662
--------------------------------------------------------------------------------------------------------------------------
   880,000  PA HEFA (Gwynedd-Mercy College)
5.500           11/01/2031              893,851
--------------------------------------------------------------------------------------------------------------------------
 3,200,000  PA HEFA (Moravian College)
5.375           07/01/2023            3,247,232
--------------------------------------------------------------------------------------------------------------------------
   770,000  PA HEFA (Moravian College)
5.375           07/01/2031              775,883
--------------------------------------------------------------------------------------------------------------------------
    15,000  PA HEFA (Philadelphia University)
6.100           06/01/2030               15,520
--------------------------------------------------------------------------------------------------------------------------
     5,000  PA HEFA (Temple University)
7.400           10/01/2010                5,024
--------------------------------------------------------------------------------------------------------------------------
    35,000  PA HEFA (University of PA Health Services)
5.750           01/01/2017               35,847
--------------------------------------------------------------------------------------------------------------------------
    80,000  PA HEFA (University of PA Health Services)
5.750           01/01/2022               81,130
--------------------------------------------------------------------------------------------------------------------------
    10,000  PA HEFA (University of PA Presbyterian Medical Center)
5.875           01/01/2015               10,312
--------------------------------------------------------------------------------------------------------------------------
   300,000  PA HEFA (University of the Arts)
5.625           03/15/2025              306,288
--------------------------------------------------------------------------------------------------------------------------
 7,500,000  PA HEFA (UPMC Health System)
6.000           01/15/2022            7,758,300
--------------------------------------------------------------------------------------------------------------------------
   125,000  PA HFA (Multifamily FHA Mtg.)
8.200           07/01/2024              126,483
--------------------------------------------------------------------------------------------------------------------------
     5,000  PA HFA (Multifamily FHA Mtg.)
9.375           08/01/2010                5,102
--------------------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Rental Hsg.)
5.800           07/01/2018               15,203
--------------------------------------------------------------------------------------------------------------------------
 2,500,000  PA HFA (Single Family Mtg.) RITES a
16.428 f         10/01/2020            2,493,200
--------------------------------------------------------------------------------------------------------------------------
 2,500,000  PA HFA (Single Family Mtg.) RITES a
16.628 f         10/01/2022            2,427,150
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  PA HFA (Single Family Mtg.) RITES a
17.122 f         04/01/2021            2,013,600
--------------------------------------------------------------------------------------------------------------------------
 2,850,000  PA HFA (Single Family Mtg.) RITES a
17.428 f         10/01/2022            2,924,100
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  PA HFA (Single Family Mtg.) RITES a
19.464 f         10/01/2018            2,236,720
--------------------------------------------------------------------------------------------------------------------------
    30,000  PA HFA (Single Family Mtg.), Series 37A
5.450           10/01/2017               30,708
--------------------------------------------------------------------------------------------------------------------------
    30,000  PA HFA (Single Family Mtg.), Series 37B
5.600           10/01/2025               30,158
--------------------------------------------------------------------------------------------------------------------------
    45,000  PA HFA (Single Family Mtg.), Series 37B
5.600           10/01/2025               45,054
--------------------------------------------------------------------------------------------------------------------------
    45,000  PA HFA (Single Family Mtg.), Series 39A
6.600           04/01/2017               45,708
--------------------------------------------------------------------------------------------------------------------------
    65,000  PA HFA (Single Family Mtg.), Series 39B
6.750           04/01/2016               65,899
--------------------------------------------------------------------------------------------------------------------------
 1,625,000  PA HFA (Single Family Mtg.), Series 39B
6.875           10/01/2024            1,655,908
--------------------------------------------------------------------------------------------------------------------------
 1,200,000  PA HFA (Single Family Mtg.), Series 39B
6.875           10/01/2024            1,232,400
--------------------------------------------------------------------------------------------------------------------------
 2,050,000  PA HFA (Single Family Mtg.), Series 40
6.800           10/01/2015            2,099,262
--------------------------------------------------------------------------------------------------------------------------
   175,000  PA HFA (Single Family Mtg.), Series 40
6.900           04/01/2025              178,896
--------------------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Single Family Mtg.), Series 41B
6.300           04/01/2009               10,091
--------------------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Single Family Mtg.), Series 41B
6.450           10/01/2012               10,130
--------------------------------------------------------------------------------------------------------------------------
 2,635,000  PA HFA (Single Family Mtg.), Series 41B
6.650           04/01/2025            2,703,431

STATEMENT OF INVESTMENTS  Continued

Principal
                                          Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania Continued
$  670,000  PA HFA (Single Family Mtg.), Series 41B
6.650%          04/01/2025        $     687,400
--------------------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Single Family Mtg.), Series 42
6.750           10/01/2014               15,332
--------------------------------------------------------------------------------------------------------------------------
    65,000  PA HFA (Single Family Mtg.), Series 42
6.850           04/01/2025               66,776
--------------------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Single Family Mtg.), Series 43
6.750           04/01/2005               15,218
--------------------------------------------------------------------------------------------------------------------------
    50,000  PA HFA (Single Family Mtg.), Series 43
6.850           10/01/2006               51,312
--------------------------------------------------------------------------------------------------------------------------
 1,330,000  PA HFA (Single Family Mtg.), Series 44C
6.650           10/01/2021            1,373,358
--------------------------------------------------------------------------------------------------------------------------
    50,000  PA HFA (Single Family Mtg.), Series 46
6.200           10/01/2014               51,343
--------------------------------------------------------------------------------------------------------------------------
    25,000  PA HFA (Single Family Mtg.), Series 47
5.700           10/01/2016               25,589
--------------------------------------------------------------------------------------------------------------------------
   180,000  PA HFA (Single Family Mtg.), Series 47
5.700           10/01/2026              181,696
--------------------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Single Family Mtg.), Series 48
6.150           04/01/2025               10,221
--------------------------------------------------------------------------------------------------------------------------
     5,000  PA HFA (Single Family Mtg.), Series 50B
6.350           10/01/2027                5,165
--------------------------------------------------------------------------------------------------------------------------
    70,000  PA HFA (Single Family Mtg.), Series 51
6.300           10/01/2015               71,215
--------------------------------------------------------------------------------------------------------------------------
    90,000  PA HFA (Single Family Mtg.), Series 51
6.375           04/01/2028               92,487
--------------------------------------------------------------------------------------------------------------------------
   305,000  PA HFA (Single Family Mtg.), Series 52B
6.250           10/01/2024              313,266
--------------------------------------------------------------------------------------------------------------------------
   500,000  PA HFA (Single Family Mtg.), Series 53A
6.000           10/01/2015              514,230
--------------------------------------------------------------------------------------------------------------------------
   115,000  PA HFA (Single Family Mtg.), Series 53A
6.050           04/01/2018              117,946
--------------------------------------------------------------------------------------------------------------------------
    35,000  PA HFA (Single Family Mtg.), Series 53A
6.150           10/01/2024               35,957
--------------------------------------------------------------------------------------------------------------------------
    20,000  PA HFA (Single Family Mtg.), Series 54A
6.150           10/01/2022               20,589
--------------------------------------------------------------------------------------------------------------------------
    75,000  PA HFA (Single Family Mtg.), Series 56A
6.050           10/01/2016               77,672
--------------------------------------------------------------------------------------------------------------------------
 2,590,000  PA HFA (Single Family Mtg.), Series 59A
5.750           10/01/2023            2,643,587
--------------------------------------------------------------------------------------------------------------------------
 2,095,000  PA HFA (Single Family Mtg.), Series 59A
5.800           10/01/2029            2,133,883
--------------------------------------------------------------------------------------------------------------------------
    50,000  PA HFA (Single Family Mtg.), Series 60A
5.850           10/01/2027               50,935
--------------------------------------------------------------------------------------------------------------------------
    20,000  PA HFA (Single Family Mtg.), Series 61A
5.450           10/01/2021               20,196
--------------------------------------------------------------------------------------------------------------------------
    75,000  PA HFA (Single Family Mtg.), Series 61A
5.500           04/01/2029               75,422
--------------------------------------------------------------------------------------------------------------------------
   985,000  PA HFA (Single Family Mtg.), Series 62A
5.500           10/01/2022              996,968
--------------------------------------------------------------------------------------------------------------------------
    20,000  PA HFA (Single Family Mtg.), Series 66A
5.650           04/01/2029               20,125
--------------------------------------------------------------------------------------------------------------------------
   100,000  PA HFA (Single Family Mtg.), Series 67A
5.850           10/01/2018              102,959
--------------------------------------------------------------------------------------------------------------------------
    90,000  PA HFA (Single Family Mtg.), Series 67A
5.900           10/01/2030               92,076
--------------------------------------------------------------------------------------------------------------------------
 1,845,000  PA HFA (Single Family Mtg.), Series 69A
6.250           04/01/2031            1,912,859
--------------------------------------------------------------------------------------------------------------------------
 4,740,000  PA HFA (Single Family Mtg.), Series 70A
5.800           04/01/2027            4,859,543
--------------------------------------------------------------------------------------------------------------------------
   230,000  PA HFA (Single Family Mtg.), Series 72A
5.250           04/01/2021              230,391
--------------------------------------------------------------------------------------------------------------------------
   155,000  PA HFA (Single Family Mtg.), Series 73A
5.350           10/01/2022              156,008
--------------------------------------------------------------------------------------------------------------------------
   345,000  PA HFA (Single Family Mtg.), Series 74B
5.150           10/01/2022              342,485
--------------------------------------------------------------------------------------------------------------------------
    50,000  PA HFA Linked BPO
6.100           10/01/2013               50,782
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia Airport Authority for
            Industrial Devel. RITES a
17.283 f         07/01/2022            2,114,320
--------------------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia Airport System, Series A
5.750           06/15/2010               27,062
--------------------------------------------------------------------------------------------------------------------------
   130,000  Philadelphia Airport System, Series A
6.000           06/15/2015              139,924
--------------------------------------------------------------------------------------------------------------------------
    55,000  Philadelphia Gas Works
5.250           08/01/2015               55,661
--------------------------------------------------------------------------------------------------------------------------
 1,780,000  Philadelphia Gas Works RITES a
16.657 f         08/01/2031            1,717,273
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia Gas Works RITES a
17.260 f         08/01/2021            2,167,560
--------------------------------------------------------------------------------------------------------------------------
 1,210,000  Philadelphia H&HEFA
            (Centralized Comprehensive Human Services)
7.250           01/01/2021            1,208,354
--------------------------------------------------------------------------------------------------------------------------
    30,000  Philadelphia H&HEFA (Chestnut Hill Hospital)
6.375           11/15/2011               30,226
--------------------------------------------------------------------------------------------------------------------------
    60,000  Philadelphia H&HEFA (Frankford Hospital)
6.000           06/01/2023               60,191

Principal
                                                                   Market
Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

 Pennsylvania Continued
$2,350,000    Philadelphia H&HEFA (Jeanes Health System)
6.600%          07/01/2010        $   2,430,582
--------------------------------------------------------------------------------------------------------------------------
   635,000  Philadelphia H&HEFA (Jeanes Hospital)
5.875           07/01/2017              613,899
--------------------------------------------------------------------------------------------------------------------------
 3,380,000  Philadelphia H&HEFA (Philadelphia Protestant Home)
6.500           07/01/2027            3,181,155
--------------------------------------------------------------------------------------------------------------------------
    10,000  Philadelphia H&HEFA (Temple University Hospital)
6.500           11/15/2008               10,561
--------------------------------------------------------------------------------------------------------------------------
 3,870,000  Philadelphia IDA (Air Cargo)
7.500           01/01/2025            3,932,230
--------------------------------------------------------------------------------------------------------------------------
   150,000  Philadelphia IDA (American College of Physicians)
6.000           06/15/2030              157,866
--------------------------------------------------------------------------------------------------------------------------
    65,000  Philadelphia IDA (Baker's Bay Nursing Home Associates)
5.750           08/01/2023               66,115
--------------------------------------------------------------------------------------------------------------------------
 1,950,000  Philadelphia IDA (Baptist Home of Philadelphia)
5.600           11/15/2028            1,663,077
--------------------------------------------------------------------------------------------------------------------------
   450,000  Philadelphia IDA (Cathedral Village)
6.750           04/01/2023              439,007
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Philadelphia IDA (Cathedral Village)
6.875           04/01/2034              973,730
--------------------------------------------------------------------------------------------------------------------------
 3,150,000  Philadelphia IDA (First Mtg.-CPAP)
6.125           04/01/2019            2,799,153
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia IDA
            (International Educational & Community Project)
5.875           06/01/2022            2,056,320
--------------------------------------------------------------------------------------------------------------------------
 3,000,000  Philadelphia IDA
            (International Educational & Community Project)
6.000           06/01/2032            3,080,280
--------------------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia IDA (The Franklin Institute)
5.200           06/15/2018               24,439
--------------------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia Municipal Authority, Series A
5.625           11/15/2014               25,743
--------------------------------------------------------------------------------------------------------------------------
   135,000  Philadelphia Municipal Authority, Series A
5.625           11/15/2018              139,012
--------------------------------------------------------------------------------------------------------------------------
    75,000  Philadelphia Municipal Authority, Series B
6.400           11/15/2016               76,781
--------------------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia Municipal Authority, Series C
5.250           04/01/2018               25,560
--------------------------------------------------------------------------------------------------------------------------
    20,000  Philadelphia Municipal Authority, Series D
6.300           07/15/2017               20,417
--------------------------------------------------------------------------------------------------------------------------
   200,000  Philadelphia Municipal Authority, Series D
6.400           11/15/2016              206,574
--------------------------------------------------------------------------------------------------------------------------
   120,000  Philadelphia Redevelopment Authority
            (FHA Title I Insured Loan)
6.100           06/01/2017              123,313
--------------------------------------------------------------------------------------------------------------------------
   200,000  Philadelphia Redevelopment Authority
            (Multifamily Hsg.)
5.450           02/01/2023              201,556
--------------------------------------------------------------------------------------------------------------------------
   500,000  Philadelphia Redevelopment Authority
            (Pavilion Apartments)
6.000           10/01/2023              485,175
--------------------------------------------------------------------------------------------------------------------------
 4,100,000  Philadelphia Redevelopment Authority
            (Pavilion Apartments)
6.250           10/01/2032            3,961,051
--------------------------------------------------------------------------------------------------------------------------
 2,100,000  Philadelphia Regional Port Authority MVRICS
11.420 f         09/01/2020            2,211,510
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia School District GO RITES a
18.670 f         08/01/2022            2,456,800
--------------------------------------------------------------------------------------------------------------------------
    45,000  Pittsburgh URA Mtg., Series A
5.650           10/01/2024               44,667
--------------------------------------------------------------------------------------------------------------------------
    30,000  Pittsburgh URA Mtg., Series A
5.650           10/01/2024               29,961
--------------------------------------------------------------------------------------------------------------------------
    70,000  Pittsburgh URA Mtg., Series A
6.050           10/01/2026               71,519
--------------------------------------------------------------------------------------------------------------------------
    40,000  Pittsburgh URA Mtg., Series A
7.250           02/01/2024               40,212
--------------------------------------------------------------------------------------------------------------------------
    10,000  Pittsburgh URA Mtg., Series C
5.700           04/01/2030               10,075
--------------------------------------------------------------------------------------------------------------------------
   100,000  Pittsburgh URA Mtg., Series C
5.950           10/01/2029              101,899
--------------------------------------------------------------------------------------------------------------------------
 1,245,000  Pittsburgh URA Mtg., Series C
6.550           04/01/2028            1,268,842
--------------------------------------------------------------------------------------------------------------------------
    25,000  Pittsburgh URA Mtg., Series C
7.125           08/01/2013               24,969
--------------------------------------------------------------------------------------------------------------------------
    40,000  Pittsburgh URA Mtg., Series H
6.850           04/01/2016               40,042
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Sayre Health Care Facilities (Guthrie Healthcare System)
1.000 v         12/01/2031            2,174,440
--------------------------------------------------------------------------------------------------------------------------
 2,060,000  Sayre Health Care Facilities (Guthrie Healthcare System)
5.750           12/01/2021            2,051,966
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  Sayre Health Care Facilities (Guthrie Healthcare System)
5.875           12/01/2031            1,000,970
--------------------------------------------------------------------------------------------------------------------------
   590,000  Sayre Health Care Facilities
            (VHA PA/VHA East Financing Program)
6.375           07/01/2022              610,768
--------------------------------------------------------------------------------------------------------------------------
 6,605,000  Schuylkill County IDA (Schuylkill Energy Resources)
6.500           01/01/2010            6,634,921

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
   Amount
Coupon             Maturity           See Note 1
--------------------------------------------------------------------------------------------------------------------------

Pennsylvania Continued
$1,000,000  Somerset County Hospital Authority
            (Somerset Community Hospital)
5.450%          03/01/2032        $     985,280
--------------------------------------------------------------------------------------------------------------------------
    95,000  St. Mary Hospital Authority (Catholic Health Initiatives)
5.000           12/01/2028               93,174
--------------------------------------------------------------------------------------------------------------------------
 2,000,000  Susquehanna Regional Airport Authority
5.375           01/01/2018            1,887,760
--------------------------------------------------------------------------------------------------------------------------
    50,000  Upper Merion Area School District GO
5.500           09/01/2016               50,971
--------------------------------------------------------------------------------------------------------------------------
    25,000  Upper Merion Municipal Utility Authority
6.000           08/15/2016               25,049
--------------------------------------------------------------------------------------------------------------------------
 1,000,000  West Cornwall Township Municipal Authority
            (Elizabethtown College)
6.000           12/15/2022            1,020,010
--------------------------------------------------------------------------------------------------------------------------
   300,000  West Shore Area Hospital Authority
            (Holy Spirit Hospital)
6.250           01/01/2032              301,635
--------------------------------------------------------------------------------------------------------------------------
   500,000  Westmoreland County IDA
            (Redstone Health Care Facilities)
8.000           11/15/2023              537,925
--------------------------------------------------------------------------------------------------------------------------
    60,000  Westmoreland County IDA (Westmoreland Hospital)
6.000           07/01/2022               61,383
--------------------------------------------------------------------------------------------------------------------------
    25,000  York County Hospital Authority (York Hospital)
5.500           07/01/2008               25,546
--------------------------------------------------------------------------------------------------------------------------
    40,000  York Hsg. Corp. Mtg., Series A
6.875           11/01/2009               39,250

                                                           ------------

302,283,449

--------------------------------------------------------------------------------------------------------------------------
 Other States--2.7%
 1,500,000  Badger, WI Tobacco Asset Securitization Corp.
6.375           06/01/2032            1,265,625
--------------------------------------------------------------------------------------------------------------------------
 3,000,000  CA Golden State Tobacco Securitization Corp.
7.900           06/01/2042            2,993,370
--------------------------------------------------------------------------------------------------------------------------
 8,000,000  NJ Tobacco Settlement Financing Corp. (TASC)
6.250           06/01/2043            6,537,760

                                        ------------

10,796,755

--------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--26.1%
   190,000  Guam Airport Authority, Series B
6.700           10/01/2023              194,493
--------------------------------------------------------------------------------------------------------------------------
   800,000  Guam EDA (TASC)
5.400           05/15/2031              693,752
--------------------------------------------------------------------------------------------------------------------------
 2,650,000  Guam EDA (TASC)
5.500           05/15/2041            2,250,830
--------------------------------------------------------------------------------------------------------------------------
    60,000  Northern Mariana Islands, Series A
6.000           06/01/2014               63,415
--------------------------------------------------------------------------------------------------------------------------
 1,460,000  Northern Mariana Islands, Series A
6.600           03/15/2028            1,534,066
--------------------------------------------------------------------------------------------------------------------------
45,605,000  Puerto Rico Children's Trust Fund (TASC) w
5.375           05/15/2033           39,550,024
--------------------------------------------------------------------------------------------------------------------------
26,725,000  Puerto Rico Children's Trust Fund (TASC) w
5.500           05/15/2039           22,784,132
--------------------------------------------------------------------------------------------------------------------------
24,605,000  Puerto Rico Children's Trust Fund (TASC)
5.625           05/15/2043           21,287,508
--------------------------------------------------------------------------------------------------------------------------
     5,000  Puerto Rico HFC
7.500           10/01/2015                5,006
--------------------------------------------------------------------------------------------------------------------------
    20,000  Puerto Rico Infrastructure
7.500           07/01/2009               20,453
--------------------------------------------------------------------------------------------------------------------------
 7,725,000  Puerto Rico Port Authority (American Airlines), Series A
6.250           06/01/2026            4,171,577
--------------------------------------------------------------------------------------------------------------------------
 1,155,000  Puerto Rico Port Authority (American Airlines), Series A
6.300           06/01/2023              623,688
--------------------------------------------------------------------------------------------------------------------------
   115,000  Puerto Rico Port Authority, Series D
7.000           07/01/2014              118,519
--------------------------------------------------------------------------------------------------------------------------
   140,000  Puerto Rico Urban Renewal & Hsg. Corp.
7.875           10/01/2004              143,612
--------------------------------------------------------------------------------------------------------------------------
 6,645,000  V.I. Government Refinery Facilities (Hovensa Coker)
6.500           07/01/2021            6,660,749
--------------------------------------------------------------------------------------------------------------------------
 4,000,000  V.I. Public Finance Authority (Hovensa Coker)
6.500           07/01/2021            4,009,480
--------------------------------------------------------------------------------------------------------------------------
   600,000  V.I. Tobacco Settlement Financing Corp. (TASC)
5.000           05/15/2031              489,162

------------

          104,600,466
--------------------------------------------------------------------------------------------------------------------------
 Total Investments, At Value (COST
$419,258,450)--104.2%
417,680,670
--------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other
Assets--(4.2)
(16,758,439)

------------
 Net
Assets--100.0%
$400,922,231
============
Footnotes to Statement of Investments
a. Identifies issues considered to be illiquid. See Note 5 of Notes to
Financial
Statements.
d. Issuer is in default. See Note 1 of Notes to Financial Statements.
f. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security to be delivered and settled after July 31, 2003. See
Note 1 of Notes to Financial Statements.

To simplify the listings of securities, abbreviations are used per the table below:

ACTS     Adult Communities Total Services
BPE      Brittany Pointe Estates
BPO      Bond Payment Obligations
CPAP     Crime Prevention Association of Philadelphia
EDA      Economic Development Authority
EDFA     Economic Development Finance Authority
FHA      Federal Housing Authority
GO       General Obligation
GPA      General Purpose Authority
H&EFA    Health and Education Facilities Authority
H&HEFA   Hospitals and Higher Education Facilities Authority
HA       Hospital Authority
HDA      Hospital Development Authority
HEA      Hospital and Education Authority
HEBA     Higher Education Building Authority
HEHA     Higher Education and Health Authority
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
HHEA     Health, Hospital and Education Authority
IDA      Industrial Development Agency
MVRICS   Municipal Variable Rate Inverse Class Securities
RITES    Residual Interest Tax Exempt Security
TASC     Tobacco Settlement Asset-Backed Bonds
UPMC     University of Pittsburgh Medical Center
URA      Urban Redevelopment Authority
VHA      Voluntary Hospitals of America
VI       United States Virgin Islands

--------------------------------------------------------------------------------
Industry Concentrations  July 31, 2003

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                           Market Value        Percent
--------------------------------------------------------------------------------
Tobacco Settlements                                $ 97,852,163          23.4%
Adult Living Facilities                              47,086,724          11.3
Resource Recovery                                    46,274,118          11.1
Hospital/Health Care                                 40,668,122           9.8
Higher Education                                     32,462,405           7.8
Single Family Housing                                32,203,703           7.7
Not-for-Profit Organization                          22,710,013           5.4
Paper, Containers & Packaging                        16,974,023           4.1
Pollution Control                                    15,849,027           3.8
Multifamily Housing                                  13,628,574           3.3
Parking Fee Revenue                                  13,235,811           3.2
Marine/Aviation Facilities                           12,159,884           2.9
Airlines                                              5,466,215           1.3
Education                                             5,136,600           1.2
Gas Utilities                                         3,940,494           0.9
Electric Utilities                                    3,442,611           0.8
General Obligation                                    2,631,442           0.6
Water Utilities                                       2,164,474           0.5
Sewer Utilities                                       1,945,853           0.5
Sales Tax Revenue                                     1,300,269           0.3
Municipal Leases                                        494,087           0.1
Manufacturing, Durable Goods                             35,946            --
Manufacturing, Non-Durable Goods                         18,112            --

----------------------------
Total                                              $417,680,670         100.0%

============================

STATEMENT OF INVESTMENTS  Continued

--------------------------------------------------------------------------------
Summary of Ratings  July 31, 2003 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Rating                                                               Percent
--------------------------------------------------------------------------------
 AAA                                                                      5.5%
 AA                                                                      11.4
 A                                                                       31.3
 BBB                                                                     30.8
 BB                                                                       3.0
 B                                                                        3.3
 CCC                                                                      1.2
 CC                                                                       0.0
 C                                                                        0.2
 D                                                                        0.0
 Not Rated                                                               13.3
                                                                        ------
 Total                                                                  100.0%
                                                                        ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the
underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned
an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been
designated investment grade by the Manager are included in the "Not Rated"
category.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2003

-------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $419,258,450)--see accompanying
statement             $417,680,670
-------------------------------------------------------------------------------------------------

Cash
 164,998
-------------------------------------------------------------------------------------------------
 Receivables and other assets:

Interest
7,044,694
 Shares of beneficial interest
sold                                                   1,819,297
 Investments
sold
278,972

Other
    3,270

--------------
 Total
assets
426,991,901

-------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 1.75% at July 31,
2003)                        20,200,000
 Investments purchased (including $4,548,809 purchased on
 a when-issued or forward commitment
basis)                                           4,627,369
 Shares of beneficial interest
redeemed                                                 572,086
 Dividends
                477,143
 Shareholder
reports
67,264
 Distribution and service plan
fees                                                      51,073
 Trustees' compensation
                                                 27,921
 Transfer and shareholder servicing agent
fees                                           19,397

Other
27,417

--------------
 Total
liabilities
26,069,670

-------------------------------------------------------------------------------------------------
 Net
Assets
$400,922,231

==============

-------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in
capital
$405,125,078
-------------------------------------------------------------------------------------------------
 Overdistributed net investment
income                                                 (304,098)
-------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                            (2,320,969)
-------------------------------------------------------------------------------------------------
 Net unrealized depreciation on
investments                                          (1,577,780)

--------------
 Net
Assets
$400,922,231

                            ==============

STATEMENT OF ASSETS AND LIABILITIES  Continued

----------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $184,637,767 and 16,082,122 shares of beneficial interest
outstanding)                  $11.48
 Maximum offering price per share (net asset value plus sales charge of 4.75%
of
 offering
price)
$12.05
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$146,368,862
 and 12,752,768 shares of beneficial interest
outstanding)                               $11.48
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$69,915,602
 and 6,096,252 shares of beneficial interest
outstanding)                                $11.47

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2003

-----------------------------------------------------------------------------------

 Investment Income
 Interest                                                            $
25,064,625

-----------------------------------------------------------------------------------
 Expenses

 Management fees
2,046,970
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A
247,126
 Class B
1,144,392
 Class C
541,241
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A
87,209
 Class B
73,736
 Class C
33,779
-----------------------------------------------------------------------------------
 Interest expense
156,991
-----------------------------------------------------------------------------------
 Shareholder reports
115,262
-----------------------------------------------------------------------------------
 Custodian fees and expenses
27,773
-----------------------------------------------------------------------------------
 Trustees' compensation
16,870
-----------------------------------------------------------------------------------
 Other
31,618

------------
 Total expenses
4,522,967
 Less reduction to custodian expenses
(5,387)

------------
 Net expenses
4,517,580

-----------------------------------------------------------------------------------
 Net Investment Income
20,547,045

-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments
2,444,605
-----------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments
(7,146,660)

-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting From Operations
$15,844,990

============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,
                                              2003                2002
------------------------------------------------------------------------------------------------------------

 Operations
 Net investment income                                                    $
20,547,045        $ 12,987,967
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)
2,444,605            (891,365)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
(7,146,660)          4,004,254

----------------------------------
 Net increase in net assets resulting from operations
15,844,990          16,100,856

------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A
(10,349,999)         (7,383,457)
 Class B
(6,656,148)         (4,061,062)
 Class C
(3,154,016)         (1,787,351)

------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A
41,848,794          42,964,197
 Class B
46,875,679          47,176,497
 Class C
23,631,773          27,229,342

------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase
108,041,073         120,239,022
------------------------------------------------------------------------------------------------------------
 Beginning of period
292,881,158         172,642,136

----------------------------------
 End of period [including overdistributed net investment
 income of $304,098 and $690,980, respectively]
$400,922,231        $292,881,158

==================================

 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 Class A    Year Ended July 31,                  2003          2002
2001          2000          1999
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period        $  11.57      $  11.46      $
11.28       $ 12.08       $ 12.42
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                            .75           .70
..67           .67           .63
 Net realized and unrealized gain (loss)         (.11)          .11
..21          (.81)         (.37)

-----------------------------------------------------------------
 Total from investment operations                 .64           .81
..88          (.14)          .26
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.73)         (.70)
(.70)         (.66)         (.60)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $  11.48      $  11.57
$11.46       $ 11.28       $ 12.08

=================================================================

--------------------------------------------------------------------------------------------------------------
 Total Return, At Net Asset Value 1              5.36%         7.36%
8.10%        (1.00)%        2.01%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $184,638      $144,592
$100,222       $64,336       $72,794
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $172,228      $120,251      $
77,048       $67,252       $71,835
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                           6.11%        6.03%
5.84%         5.93%         5.03%
 Total expenses                                  0.86%        0.85%
0.94%         1.10%         0.95%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       N/A 3       0.82% 4
0.87% 4       0.93% 4       0.90% 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           33%
39%            58%           98%           37%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expense.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS Continued

 Class B    Year Ended July 31,                  2003           2002
2001          2000          1999
---------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period        $  11.57       $  11.46       $
11.27       $ 12.07       $ 12.42
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .65
..62           .59           .58           .53
 Net realized and unrealized gain (loss)         (.11)
..11           .22          (.81)         (.38)

------------------------------------------------------------------
 Total from investment operations                 .54
..73           .81          (.23)          .15
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.63)          (.62)
(.62)         (.57)         (.50)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $  11.48       $  11.57       $
11.46       $ 11.27       $ 12.07

==================================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, At Net Asset Value 1              4.56%          6.55%
7.40%        (1.75)%        1.16%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $146,369       $101,126
$52,926       $21,696       $24,206
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $127,280       $ 75,772
$32,037       $21,368       $23,845
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                           5.34%          5.26%
5.03%         5.16%         4.26%
 Total expenses                                  1.63%          1.61%
1.68%         1.96%         1.80%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       N/A 3        1.58% 4
1.62% 4       1.68% 4       1.65% 4
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           33%
39%           58%           98%           37%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expense.

 See accompanying Notes to Financial Statements.

 Class C    Year Ended July 31,                  2003           2002
2001          2000          1999
---------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period         $ 11.56        $ 11.45       $
11.27        $12.07        $12.41
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .65
..61           .57           .57           .53
 Net realized and unrealized gain (loss)         (.11)
..12           .23          (.80)         (.37)

-----------------------------------------------------------------
 Total from investment operations                 .54
..73           .80          (.23)          .16
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.63)          (.62)
(.62)         (.57)         (.50)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $ 11.47        $ 11.56       $
11.45        $11.27        $12.07

=================================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, At Net Asset Value 1              4.57%          6.55%
7.30%        (1.75)%        1.25%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $69,916        $47,163
$19,494        $6,607        $5,826
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $60,202        $33,327
$10,913        $5,542        $5,867
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                           5.34%          5.26%
5.01%         5.16%         4.26%
 Total expenses                                  1.63%          1.61%
1.68%         1.95%         1.80%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       N/A 3        1.58% 4
1.62% 4       1.68% 4       1.65% 4
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           33%
39%           58%           98%           37%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expense.

 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of
 Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management
 investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current
 interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold
 at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes
A, B
 and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board
 of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery
and
 payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the
 Fund may, from time to time, purchase securities whose settlement date extends
 six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets
 with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued (or forward commitment) basis may increase the volatility of the Fund's net asset value to
 the extent the Fund

 executes such transactions while remaining substantially fully invested. As of
 July 31, 2003, the Fund had entered into when-issued purchase commitments or forward commitments of $4,548,809.
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price
 of such securities is more volatile than comparable fixed rate securities.
The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $28,035,008 as of July 31, 2003.
Including
 the effect of leverage, inverse floaters represent 17.66% of the Fund's total assets as of July 31, 2003.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2003, securities with an aggregate
 market value of $1,421,558, representing 0.35% of the Fund's net assets, were in default.
    There are certain risks arising from geographic concentration in any
State.
 Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their
 obligations.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders, therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                Net Unrealized
      Undistributed                                         Depreciation Based
      Net           Undistributed        Accumulated     On Cost of Securities
      Investment        Long-Term               Loss        for Federal Income
      Income                 Gain   Carryforward 1,2              Tax Purposes
      ------------------------------------------------------------------------
      $199,305                $--         $2,320,972                $1,577,780

 1. As of July 31, 2003, the Fund had $2,320,972 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2003, details
 of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009        $  955,323
                              2010         1,365,649
                                          ----------
                              Total       $2,320,972
                                          ==========

 2. During the fiscal years ended July 31, 2003 and July 31, 2002, the Fund utilized $2,261,627 and $834,493, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal years.

 The tax character of distributions paid during the years ended July 31, 2003 and July 31, 2002 was as follows:

                                             Year Ended         Year Ended
                                          July 31, 2003      July 31, 2002
             -------------------------------------------------------------
             Distributions paid from:
             Exempt-interest dividends      $20,160,163        $13,231,870

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as
 of July 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to
 the tax deferral of losses or tax realization of financial statement unrealized
 gain or loss.

                     Federal Tax Cost                 $419,258,450
                                                      ------------
                     Gross unrealized appreciation    $  8,716,554
                     Gross unrealized depreciation     (10,294,334)
                                                      ------------
                     Net unrealized depreciation      $ (1,577,780)
                                                      ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 July 31, 2003, the Fund's projected benefit obligations were increased by
 $2,506 and payments of $2,091 were made to retired trustees, resulting in an accumulated liability of $26,261 as of July 31, 2003.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not
 affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared
daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings
 on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended July 31, 2003          Year Ended
July 31, 2002
                                Shares             Amount
Shares             Amount
---------------------------------------------------------------------------------------------

 Class A
 Sold                        5,485,109        $64,107,249
4,682,260        $53,495,965
 Dividends and/or
 distributions reinvested      498,875          5,832,342
322,303          3,678,979
 Redeemed                   (2,400,518)       (28,090,797)
(1,248,217)       (14,210,747)

-----------------------------------------------------------------
 Net increase                3,583,466        $41,848,794
3,756,346        $42,964,197

=================================================================

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                                 Year Ended July 31, 2003          Year Ended
July 31, 2002
                                Shares             Amount
Shares             Amount
--------------------------------------------------------------------------------------------

 Class B
 Sold                        4,839,117        $56,581,145
4,526,817        $51,733,814
 Dividends and/or
 distributions reinvested      291,066          3,402,315
173,331          1,977,100
 Redeemed                   (1,121,467)       (13,107,781)
(574,433)        (6,534,417)

----------------------------------------------------------------
 Net increase                4,008,716        $46,875,679
4,125,715        $47,176,497

================================================================
--------------------------------------------------------------------------------
 Class C
 Sold                        3,007,339        $35,159,594
2,612,530        $29,865,127
 Dividends and/or
 distributions reinvested      182,644          2,133,402
102,798          1,171,471
 Redeemed                   (1,174,699)       (13,661,223)
(336,326)        (3,807,256)

----------------------------------------------------------------
 Net increase                2,015,284        $23,631,773
2,379,002        $27,229,342
================================================================
--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2003, were
 $238,835,139 and $120,180,058, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions With Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an
 annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual
 net assets in excess of $1 billion. Effective January 1, 2002, the Manager voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets if the Fund's trailing one year performance
 percentile at the end of the preceding quarter is in the fourth or fifth quintile of the Fund's Lipper peer group. The foregoing waiver is voluntary
and
 may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended July 31, 2003, the Fund paid $198,014 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12B-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public
 offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A     Concessions
Concessions      Concessions
                        Front-end      Front-End      On Class A       On
Class B       On Class C
                    Sales Charges  Sales Charges          Shares
Shares           Shares
                       On Class A    Retained by     Advanced by
Advanced by      Advanced by
 Year Ended                Shares    Distributor   Distributor 1
Distributor 1    Distributor 1
--------------------------------------------------------------------------------

 July 31, 2003         $1,351,585       $238,281         $25,800
$2,138,403         $297,755

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                             Class A         Class B
Class C
                                          Contingent      Contingent
Contingent
                                            Deferred        Deferred
Deferred
                                       Sales Charges   Sales Charges  Sales
Charges
                                         Retained by     Retained by
Retained by
 Year Ended                              Distributor     Distributor
Distributor
--------------------------------------------------------------------------------

 July 31, 2003                                  $553        $252,776
$15,290
--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
 Class A shares of the Fund. For the year ended July 31, 2003, expense under the
 Class A Plan totaled $247,126, all of which were paid by the Distributor to recipients, which included $15,200 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

Distributor's

Distributor's         Aggregate
                                                               Aggregate
Unreimbursed
                                                            Unreimbursed
Expenses as %
                         Total Payments  Amount Retained        Expenses
of Net Assets
                             Under Plan   by Distributor      Under
Plan          of Class
--------------------------------------------------------------------------------------------

 Class B Plan                $1,144,392       $1,027,547
$5,361,999              3.66%
 Class C Plan                   541,241          253,145
815,340              1.17

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Illiquid Securities.
 As of July 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
 market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July
 31, 2003 was $26,497,510, which represents 6.61% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of
 securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
 Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of
 the average unutilized amount of the credit facility at a rate of 0.09% per annum.

    The Fund had borrowings outstanding of $20,200,000 at July 31, 2003 at an interest rate of 1.75%. For the year ended July 31, 2003, the average monthly loan balance was $8,011,950 at an average daily interest rate of 2.008%. The
 Fund had gross borrowings and gross loan repayments of $137,100,000 and
 $116,900,000, respectively, during the year ended July 31, 2003. The maximum amount of borrowings outstanding at any month-end was $20,800,000. The Fund paid $1,007 in commitment fees during the year ended July 31, 2003.

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the
 Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2003 are eligible for the corporate dividend-received deduction. The dividends were
 derived from interest on municipal bonds and are not subject to federal income
 taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS
                       ----------------------------------

Below are summaries of the rating  definitions used by the  nationally-recognized rating agencies listed below for municipal  securities.  Those ratings  represent the  opinion  of the agency as to the  credit  quality of issues  that they rate.
The summaries  below are based upon  publicly-available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa:  Bonds  rated  "Aaa"  are  judged  to be the best  quality.  They  carry the smallest degree of investment  risk.  Interest  payments are protected by a large or by  an  exceptionally  stable  margin  and  principal  is  secure.  While  the various  protective  elements  are  likely to  change,  the  changes  that can be expected are most unlikely to impair the  fundamentally  strong  position of such issues.

Aa:  Bonds  rated  "Aa"  are  judged  to be of  high  quality  by all  standards.
Together  with  the  "Aaa"  group,  they  comprise  what are  generally  known as high-grade  bonds.  They are rated lower than the best bonds  because  margins of protection  may  not be as  large  as  with  Aaa  securities  or  fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements present which make the long-term  risk appear  somewhat  larger than the of "Aaa"
securities.

A: Bonds rated "A" possess many  favorable  investment  attributes  and are to be
considered  as  upper-medium-grade   obligations.   Factors  giving  security  to
principal  and  interest  are  considered  adequate  but  elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they
are  neither  highly  protected  nor  poorly  secured.   Interest   payments  and
principal  security  appear  adequate  for the  present  but  certain  protective elements may be lacking or may be  characteristically  unreliable  over any great length of time. Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

Ba:  Bonds  rated  "Ba" are judged to have  speculative  elements.  Their  future
cannot  be  considered  well-assured.   Often  the  protection  of  interest  and
principal  payments may be very moderate and thereby not well safeguarded  during both good and bad times over the future.  Uncertainty  of position  characterizes bonds in this class.

B: Bonds rated "B" generally lack  characteristics  of the desirable  investment.
Assurance of interest and  principal  payments or of  maintenance  of other terms of the contract over any long period of time may be small.

Caa:  Bonds  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds  rated "Ca"  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated  bonds and can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...):  Bonds for which the security  depends on the completion of some act or the  fulfillment  of some  condition  are rated  conditionally.  These  bonds are secured  by  (a)  earnings  of  projects  under  construction,  (b)  earnings  of projects  unseasoned  in  operating  experience,  (c)  rentals  that  begin  when
facilities  are  completed,   or  (d)  payments  to  which  some  other  limiting
condition  attaches.  The  parenthetical  rating denotes  probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's  applies  numerical  modifiers  1,  2,  and  3  in  each  generic  rating classification  from "Aa"  through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating  category;  the modifier
"2"  indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic  rating  category.  Advanced  refunded  issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term  obligations  that are  investment  grade.
Short-term  speculative  obligations  are  designated  "SG."  For  variable  rate demand obligations,  a two-component rating is assigned.  The first (MIG) element represents  an  evaluation  by  Moody's  of the  degree of risk  associated  with scheduled  principal and interest payments.  The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes  strong credit  quality.  Margins of  protection  are ample although not as large as in the preceding group.

MIG  3/VMIG  3:  Denotes  acceptable  credit  quality.  Liquidity  and  cash-flow protection  may be narrow,  and market  access  for  refinancing  is likely to be less well established.

SG:  Denotes   speculative-grade   credit  quality.   Debt  instruments  in  this
category may lack margins of protection.

Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment than obligations rated
`BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity  to pay  principal  and  interest.  An issue  with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability  to adverse  financial  and  economic  changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by
            MLIM (the funds described in (a) and (b) are referred to as
            "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.
              Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
         Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.9
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
            10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
              Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value
   Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

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      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of
            Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
         liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         redemptions following the death or disability of the shareholder(s)
            (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
         withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10%
            of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
       Funds Who Were Shareholders of Connecticut Mutual Investment Accounts,
                                        Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.         Special Reduced Sales Charge for Former Shareholders of Advance
                                  America Funds, Inc.
---------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                              Convertible Securities Fund
---------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Pennsylvania Municipal Fund

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX740.0903

---------------------------------------------------------------------------------
Oppenheimer Rochester National Municipals
---------------------------------------------------------------------------------
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(formerly Oppenheimer Florida Municipal Fund)
---------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 24, 2003

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 24, 2003.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

---------------------------------------------------------------------------------
ABOUT THE FUND
---------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., (the "Manager") can select for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth, since that would be inconsistent with its goal of seeking tax exempt income.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors, prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.  The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security.  In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.  These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue.  These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments."
Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds."  The principal classifications of long-term municipal bonds are
"general obligation" and "revenue" (including "industrial development") bonds.
They may have fixed, variable or floating rates of interest, as described below.

     Some bonds may be  "callable,"  allowing  the issuer to redeem  them before their maturity date. To protect  bondholders,  callable bonds may be issued with provisions that prevent them from being called for a period of time.  Typically, that is five (5) to ten (10) years from the issuance  date.  When interest rates decline,  if the call  protection on a bond has expired,  it is more likely that the issuer may call the bond.  If that  occurs,  the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.  Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects.  Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_|  Industrial Development Bonds.  Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |_| Private Activity Municipal Securities.  The Tax Reform Act of
1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.
The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.  However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject.  The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.  There are no limits on the amount of assets the Fund may invest in private activity securities.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income.  That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction.  Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.
For certain types of uses, a 5% threshold is substituted for this 10%
threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility.  The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section
147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user.  This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds.
Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes.  Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

            |_|  Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue Anticipation Notes.  These are notes issued in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_|  Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_|  Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

            |_|  Tax-Exempt Commercial Paper. This type of short-term
obligation (usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

      |X|  Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

            Some municipal lease securities may be deemed to be "illiquid"
securities.  Their purchase by the Fund would be limited as described below in
"Illiquid Securities."  From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources.  That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds.  Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer.
The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.  While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities.  Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc.
("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate.  However, their ratings are general opinions and are not guarantees of quality.  Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories.  In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities.  As a result they may be harder to sell at an acceptable price.
The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. While securities rated
"Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event requires the Fund to sell the security, but the
Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by Moody's,
S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded."  The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information.  The
Fund can purchase securities that are unrated by nationally recognized rating organizations.  The Manager will make its own assessment of the credit quality of unrated issues the Fund buys.  The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      |X|  Municipal Debt Securities. The Fund can invest in a variety of municipal debt securities to seek its objective. Municipal debt securities are subject to different types of risk, including credit risk and interest rate risk.

         |_|  Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  In general, lower-grade, higher-yield municipal bonds are subject to credit risk to a greater extent than lower-yield, higher-quality civic bonds.

      The Fund's debt investments mainly include high yield,
non-investment-grade municipal bonds (commonly referred to as "junk bonds").
Investment-grade municipal bonds are bonds rated at least "Baa" by Moody's, at least "BBB" by S&P or Fitch or that have comparable ratings by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness.  If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range
(short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. Generally, however, it is expected that the Fund's average portfolio maturity will be of a longer average maturity.  The Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

            |_|  Interest Rate Risk.  Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt investments, and a decline in general interest rates will tend to increase their value.  In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

            |_|  Special Risks of Lower-Grade Municipal Securities.  The Fund
can invest without limit in lower-grade debt securities, and the Fund will normally invest at least 50% to 70% of its net assets in these securities to seek the Fund's main objective.  Lower-grade securities (often referred to as
"junk bonds") tend to offer higher yields than investment grade securities, but also are subject to greater risks of default by the issuer in its obligations to pay interest and/or repay principal on the maturity of the security.

      "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than "BBB"
by S&P or Fitch, or similar ratings by other rating organizations.  If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.  The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities.  The issuer's low creditworthiness may increase the potential for its insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.
Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional
Information.

Other Investment Techniques and Strategies.  In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Active and frequent trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income.  To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations.  It may also do so to dispose of a portfolio security prior to its maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its investments.

      |X| Floating Rate and Variable Rate Obligations.  Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one (1) year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.  Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments.  Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates.  As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.  These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.
"When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.  No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the Fund to lose the opportunity to obtain the security at  a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The
Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.  Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.  However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements.  The Fund may acquire securities subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Illiquid and Restricted Securities.  The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus.  The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Leverage.  The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds.  The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund leverages its assets.  The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  A fund's borrowing policy must be a fundamental investment policy.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing.  The Fund may also borrow up to 5% of its total assets for temporary purposes from any person.  Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage.  The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.  Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements.
Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards are being implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on
               quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the
               Fund;
o     if the Fund has outstanding borrowings from all sources greater than 10%
               of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the
               Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
               Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards are being implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When  the  Fund  lends  assets  to  another  affiliated  fund,  the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 25% of the value of the
Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the
Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with the loan collateral.
Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons.  To do so the Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract.  The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a futures contract.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").
Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates
(measured by each 1% change in the rates on U.S. Treasury securities).  For example, if a bond has an effective duration of three (3) years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to
U.S. Treasury Bonds might have been greater than anticipated).

      |_| Put and Call Options.  The Fund can buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

      |_|  Writing Covered Call Options.  The Fund can write (that is, sell)
call options.  The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period.  The call period is usually not more than nine (9) months.  The exercise price may differ from the market price of the underlying security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is unlikely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities.  The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the
Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_|  Writing  Put   Options.   The  Fund  can  sell  put  options  on  debt
securities,  broadly-based  securities  indices,  futures,  or  foreign  currency options.  A put option on securities  gives the purchaser the right to sell,  and the writer the  obligation  to buy,  the  underlying  investment  at the exercise price  during  the  option  period.  A put  written  on debt  securities  must be covered  by  segregated  liquid  assets and the Fund  cannot  write puts if, as a result,  more  than  50% of  the  Fund's  net  assets  would  be  required  to be segregated to cover such put options.

      If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified  on the Fund's  books.  The premium the Fund  receives  from writing a put  represents  a  profit,  as long as the  price of the  underlying  investment remains equal to or above the exercise price of the put.  However,  the Fund also
assumes  the   obligation   during  the  option  period  to  buy  the  underlying
investment  from the buyer of the put at the  exercise  price,  even if the value of the investment falls below the exercise price.

      If a put the Fund has  written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put  is  exercised,  the  Fund  must  fulfill  its  obligation  to  purchase  the underlying  investment at the exercise price.  That price will usually exceed the market value of the  investment at that time. In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the  underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will  identify  liquid assets on its books with a value  equal to or  greater  than  the  exercise  price of the  underlying
securities.   The  Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's  obligation  as the put writer  continues,  it may be assigned  an  exercise  notice  by the  broker-dealer  through  which the put was sold.  That notice  will  require  the Fund to take  delivery  of the  underlying security  and pay the  exercise  price.  The Fund has no control over when it may be required  to purchase  the  underlying  security,  since it may be assigned an exercise  notice at any time prior to the  termination  of its  obligation as the writer of the put.  That  obligation  terminates  upon  expiration of the put. It may also  terminate if, before it receives an exercise  notice,  the Fund effects a closing  purchase  transaction  by  purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned an exercise  notice,  it cannot  effect a closing purchase transaction.

The Fund may  decide  to  effect a  closing  purchase  transaction  to  realize a profit on an  outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting  a closing  purchase  transaction  will also permit  the Fund to write  another  put  option on the  security,  or to sell the security  and use the  proceeds  from the sale for  other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the  premium  received from  writing  the put option.  Any  profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when  distributed by the
Fund, are taxable as ordinary income.

            |_|  Purchasing Calls and Puts.  The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed
5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date.  In that case the
Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment.  Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration
(whether or not at a profit).

      |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities.  It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.  To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.  All participants in the futures markets are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the
Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

      |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns.  The Fund may not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets
(such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the
Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party.  Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the
"CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of
Rule 4.5 adopted by the CFTC.  That Rule does not limit the percentage of the
Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position.  However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.  Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
             |_| corporate debt securities rated within the three highest
          grades by a nationally recognized rating agency;
             |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders.  Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?"  Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such.  The Fund's Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot make loans except (a) by lending portfolio
securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through repurchase agreements, and (d) through an interfund lending program with other affiliated funds.  No loan may be made through interfund lending if, as a result, the aggregate of those loans would exceed 33 1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

      |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_| The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the
Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a "master-feeder" structure. Under that structure, the Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest.
This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this
Statement of Additional Information would be revised accordingly.

      |X| Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of
Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this
Statement of Additional Information.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt.  However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

Diversification.   The Fund intends to be "diversified" as defined in the
Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above.

      The Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal
Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders.  To qualify, the
Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer.  Second, with respect to 50% of the market value of its total assets,
(1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10%
of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.  Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.
However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration.  To implement its policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the
Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.  That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.  Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval.  However, if that change were made, the Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series.  In
1993 it was reorganized to be a multi-series business trust (now called
Oppenheimer Multi-State Municipal Trust).  The Fund (formerly known as
Oppenheimer Florida Municipal Fund) was added as a separate series of that
Trust in June 1993. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.
Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|  Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the
Fund is not  required  to  hold,  and  does  not  plan to  hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a shareholder  meeting  is called by the  Trustees  or upon  proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee.  The Audit Committee
is comprised solely of Independent Trustees.  The members of the Audit
Committee are Edward Regan (Chairman), Kenneth Randall and Russell Reynolds.
The Audit Committee held 6 meetings during the Fund's fiscal year ended July
31, 2003.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the
Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths.  The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2003.
The Regulatory & Oversight Committee evaluates and reports to the Board on the
Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
Chairman), Phillip Griffiths and Kenneth Randall.  The Governance Committee
held no meetings during the Fund's fiscal year ended July 31, 2003.   The
Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held 2 meetings during the
Fund's fiscal year ended July 31, 2003.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act.  Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds
(referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack and Fielding,
and Mses. Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 27, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Group, Inc.
("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $247,500 from January 1, 2001 through December 31, 2002. Mr. Reynolds estimates that The Directorship Search
Group will not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds'
status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan &         $0         $50,001-$100,000
Yeutter, Chairman  Hartson (a law firm). Other
of the Board of    directorships: Weyerhaeuser Corp.
Trustees since     (since 1999) and Danielson Holding
2003;              Corp. (since 2002); formerly a director
Trustee since 1993 of Caterpillar, Inc. (1993-December
Age: 72            2002). Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           Over       Over
Trustee since 1993 Oppenheimer funds. Formerly Trustee      $100,000   $100,000
Age: 70            (May 2000-2002) of Research Foundation
                   of AIMR (investment research,
                   non-profit) and Vice Chairman (October
                   1995-December 1997) of the Manager.
                   Oversees 39 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           $0         Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 64            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since 2002) Columbia Equity    $01        $01
Trustee since 2002 Financial Corp. (privately-held
Age: 51            financial adviser); Managing Director
                   (since 2002) Carmona Motley, Inc.
                   (privately-held financial adviser);
                   Formerly he held the following
                   positions: Managing Director (January
                   1998-December 2001), Carmona Motley
                   Hoffman Inc. (privately-held financial
                   adviser); Managing Director (January
                   1992-December 1997), Carmona Motley &
                   Co. (privately-held financial adviser).
                   Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.   $0         Over
Randall, Trustee   (electric utility holding company) and              $100,000
since 1993         Prime Retail, Inc. (real estate
Age: 76            investment trust); formerly a director
                   of Dominion Energy, Inc. (electric
                   power and oil & gas producer),
                   President and Chief Executive Officer
                   of The Conference Board, Inc.
                   (international economic and business
                   research) and a director of Lumbermens
                   Mutual Casualty Company, American
                   Motorists Insurance Company and
                   American Manufacturers Mutual Insurance
                   Company. Oversees 29 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $1-$10,000 $50,001-$100,000
Trustee since 1993 director of RBAsset (real estate
Age: 73            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 29 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             $0         $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1993 (corporate governance consulting and
Age: 71            executive recruiting); a life trustee
                   of International House (non-profit
                   educational organization), and a
                   trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 29
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991)   $0         Over
Vice Chairman of   of the Manager. Formerly a director                 $100,000
the Board of       (January 1969-August 1999) of the
Trustees,          Manager. Oversees 29 portfolios in the
Trustee since 1993 OppenheimerFunds complex.
Age: 77
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     $0            Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 75 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs.
Fielding, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY
10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 2001              OppenheimerFunds complex.
Age: 54
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice  President and Assistant  Counsel of the Manager (since
Assistant Secretary     July 1998);  formerly,  an associate with Davis,  Graham,  &
since 2002              Stubbs  LLP  (January  1997-June  1998).  An  officer  of 91
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|                 Remuneration of Trustees. The officers of the Fund
and one of the Trustees of the Fund (Mr. Murphy) who are affiliated with the
Manager receive no salary or fee from the Fund. The remaining Trustees of the
Fund received the compensation shown below from the Fund with respect to the
Fund's fiscal year ended July 31, 2003.  The compensation from all 31 of the
Board I Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year 2002.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses     Retirement2   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter         $2,5463          $177         $36,372        $71,792
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli             $2,245          $268         $55,6784      $198,3865
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight
Committee Member and       $1,2896          $64          $10,256        $60,861
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Leon Levy7                  $1,746           $0          $133,352       $173,700
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Benjamin Lipstein7          $2,264          $86          $115,270       $150,152
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Governance Committee
Acting Chairman and        $1,1448           $0             $0          $14,453
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Elizabeth Moynihan8         $2,127          $326         $57,086        $105,760
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee Member
and Governance              $1,951          $68          $74,471        $97,012
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan             $1,929          $172         $46,313        $95,960
Audit Committee
Chairman and Proxy
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $1,444          $190         $48,991        $71,792
Jr.
Proxy Committee Member
and Audit Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                $1,288          $79          $9,3969        $64,080
------------------------------------------------------------------------------------
1.....Aggregate  Compensation From Fund includes fees and deferred  compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits to be Paid Upon Retirement is based on a straight life payment plan election  with the  assumption  that a Trustee will  retire at the age of 75 and is  eligible  (after 7 years of  service) to receive  retirement  plan benefits as described below under  "Retirement  Plan for Trustees."
3.    Includes  $636  deferred by Mr.  Yeutter  under the  Deferred  Compensation
   Plan described below.
4.    Includes  $24,989  estimated  to be  paid to Mr.  Galli  for  serving  as a trustee  or  director  of 10 other  Oppenheimer  funds  that  are not  Board I
   Funds.
5.    Includes  $92,626  paid to Mr.  Galli for serving as trustee or director of
   10 other Oppenheimer funds that are not Board I Funds.
6.    Includes $1,289 deferred by Mr.  Griffiths under the Deferred  Compensation
   Plan described below.
7.    Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees  from the
   Board I Funds  effective  January 1, 2003,  March 31, 2003 and July 31,  2003,
   respectively.
8.    Includes $114 deferred by Mr. Motley under the Deferred  Compensation  Plan described below.
9.    The amount for Mr.  Spiro is based on the  assumption  that he will  retire at age 82 when  he  becomes  eligible  to  receive  retirement  plan  benefits
   (after 7 years of service).

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80%
of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|  Major Shareholders.  As of August 27, 2003, there were no persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C shares.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov.  Copies may be obtained after paying a
                          -----------
duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section,
------------------
Washington, D.C. 20549-0102.

      |X| Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies").  The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August
31st of each year.  The first such filing is due no later than August 31, 2004,
for the twelve months ended June 30, 2004.   Once filed, the Fund's Form N-PX
filing will be available (i) without charge, upon request, by calling the Fund
toll-free at  1.800.225.5677  and   (ii) on the SEC's website at www.sec.gov
                                                                 -----------

      |X| The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to day business.

      The portfolio managers of the Fund are employed by the Manager and are the persons who are responsible for the day-to-day management of the Fund's investment portfolio.  Other members of the Manager's Fixed-Income Portfolio
Team provide the portfolio manager with research and counsel in managing the
Fund's investments.

      The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund.  Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.  The management fees paid by the Fund to the Manager during its last three (3) fiscal years are listed below.

---------------------------------------------------------------------------------

        Fiscal Year               Management Fee        Management Fee Paid to
        Ended 7/31          (Without Voluntary Waiver)  OppenheimerFunds, Inc.
                                                            (after waiver)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2001                      $346,873                  $315,077
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2002                      $731,104                  $695,461
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2003                     $2,636,346                    N/A
---------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.  The agreement permits the Manager to act as investment adviser for any other person, firm or corporation.  The Manager can use the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor.  If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund.  The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions.
Under the agreement, the Manager may employ those broker-dealers (including
"affiliated" brokers, as that term is defined in the Investment Company Act)
that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions.  "Best execution" refers to prompt and reliable execution at the most favorable price obtainable.  The Manager need not seek competitive commission bidding.  However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.
The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Subject to those other considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.  Therefore, the
Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.  Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use commission on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.  The Board also permits the Manager to use stated
commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the  fiscal  years  ended  July  31,  2001,  2002  and  2003,  there  were  no transactions  directed to brokers for  research  services,  and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor, whose primary address is P.O. Box 5270, Denver, CO, 80217, acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below:

 ------------------------------------------------------------------------------
          Aggregate     Class A                     Concessions  Concessions
 Fiscal   Front-End     Front-End    Concessions    on Class B   on Class C
 Year     Sales         Sales        on Class A     Shares       Shares
 Ended    Charges on    Charges      Shares         Advanced by  Advanced by
 7/31:    Class A       Retained by  Advanced by    Distributor1 Distributor1
          Shares        Distributor* Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2001     $ 94,024      $ 14,882      $ 4,859      $ 162,678      $ 6,386
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002      $3,125,254   $549,480      $384,406     $2,670,524    $375,166
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003      $4,232,170   $742,361      $322,613     $4,840,008    $782,185
 ------------------------------------------------------------------------------
1.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for  sales of Class B and  Class C shares  from its own resources at the time of sale.
*  Includes  amounts  retained  by a  broker-dealer  that  is an  affiliate  or a parent of the Distributor.

 ------------------------------------------------------------------------------

             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year  Ended Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2001            $ 229               $ 59,691                 $ 11
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002           $ 8,338              $ 71,468               $ 5,427
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003           $16,995              $606,720               $109,266
 ------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the
Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use profits from the advisory fee it receives from the Fund.  The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan.  An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under that plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review.  The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons"
of the Fund is committed to the discretion of the Independent Trustees.  This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent
Trustees.  Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_|  Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor.
The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2003, payments under the Class A plan totaled $367,261, all of which was paid by the Distributor to recipients.  That included $13,352 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years.  The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B and
Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the
Distributor presently intends to pay recipients the service fee on Class B and
Class C shares in advance for the first year the shares are outstanding.  After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for an advance service fee payment.  If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares.  The payments are made to the
Distributor in recognition that the Distributor:

      |_|         pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
      |_|         may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      |_|         employs personnel to support distribution of shares,
      |_|         bears the costs of sales literature, advertising and
      prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
      12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B or Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B and Class C shares.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B or Class C plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:      Total Payments  Amount          Distributor's      Distributor's
                                             Aggregate          Unreimbursed
                                             Unreimbursed       Expenses as %
                             Retained by     Expenses Under     of Net Assets
             Under Plan      Distributor     Plan               of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B
 Plan          $1,273,924      $1,191,5301       $7,820,219          4.15%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C
 Plan           $767,777        $607,6182        $1,317,558          1.18%
 -------------------------------------------------------------------------------
1.    Includes $761 paid to an affiliate of the Distributor's parent company.
2.    Includes $5,264 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value."  An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Fund's performance during its most recent fiscal year end.  You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|  The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_|  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|  Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

STANDARDIZED YIELD = 2 (A - B + 1) - 1
                       -------
                          CD

      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period.
Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend  Yield  =  dividends   paid  x  12/maximum   offering  price
(payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and Class
C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal income tax after deductions and exemptions).  The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

      The Fund's yields are shown for periods when the Fund invested primarily in investment grade Florida municipal securities.

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                Dividend Yield       Standardized Yield      (35.00% Fed. Tax
                                                                 Bracket)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

           Without     After Sales  Without    After      Without     After
           Sales       Charge       Sales      Sales      Sales       Sales
           Charge                   Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A       8.14%       7.75%       7.94%      7.56%      12.21%      11.62%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B       7.38%        N/A        7.12%       N/A       10.95%       N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C       7.41%        N/A        7.11%       N/A       10.94%       N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.
However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the following formula:

ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
-------
   P

|_|   Average Annual Total Return (After Taxes on Distributions).  The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

               - 1=  Average Annual Total Return (After Taxes on
ATVDR     1/n  Distributions and Redemption)
-----
  P

      |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

ERV - P = TOTAL RETURN
-------
   P

      |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares
(without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      The Fund's total returns are shown for periods when the Fund invested primarily in investment grade Florida municipal securities.

---------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                    10-Year
                                 1-Year            5-Year         (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A   55.88%1  63.64%1   -2.50%   2.36%    3.31%    4.32%   4.62%1   5.14%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   56.60%2  56.60%2   -3.14%   1.57%    3.21%    3.53%   4.67%2   4.67%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   44.09%3  44.09%3   0.64%    1.59%     3.54%   3.54%   4.72%3   4.72%3
---------------------------------------------------------------------------------
1   Inception of Class A:     10/1/93
2   Inception of Class B:     10/1/93
3   Inception of Class C:     8/29/95

----------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares1 (After Taxes)
                          For the Periods Ended 7/31/03
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                 1-Year            5-Year        10-Year or Life
                                                                     of Class
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on Distributions
                                 -2.50%            3.30%              4.61%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on Distributions
and Redemption of Fund Shares     1.04%            3.66%              4.75%
----------------------------------------------------------------------------------
1.    Inception of Class A shares: 10/1/93.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.  The performance of the Fund is ranked by Lipper against all other general municipal debt funds, other than money market funds, and other municipal bond funds.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.  Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.  The Fund is rated among the municipal national long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

      |_|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal,
Barron's, or similar publications.  That information may include performance quotations from other sources, including Lipper and Morningstar.  The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions.  Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
                ---
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The
Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Income Fund           Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Equity Fund, Inc.             Municipals
Oppenheimer Europe Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer U.S. Government Trust
Oppenheimer Growth Fund                   Oppenheimer Value Fund
Oppenheimer High Yield Fund               Limited-Term New York Municipal Fund
Oppenheimer International Bond Fund       Rochester Fund Municipals
Oppenheimer International Growth Fund     OSM1 - Jennison Growth Fund
Oppenheimer  International  Small Company OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Limited-Term Government Fund  Fund
Oppenheimer Limited Term Municipal Fund   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and Class
C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or
                                                  ------------------------
call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.
      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on
Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the
Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s)
           of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the
Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer
Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.
      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund.
In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer International Small
      Municipals                              Company Fund
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Gold & Special Minerals     Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other
      Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer
      Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in that exchange will be subject to the Class A
Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification  as  a  Regulated  Investment  Company.  The  Fund  has
elected to be taxed as a regulated  investment  company under Subchapter M of the
Internal  Revenue Code of 1986, as amended.  As a regulated  investment  company, the  Fund  is not  subject  to  federal  income  tax on the  portion  of its  net investment  income  (that is,  taxable  interest,  dividends,  and other  taxable ordinary  income,  net of  expenses)  and capital  gain net income  (that is, the excess of net long-term  capital gains over net short-term  capital  losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The
Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal
Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the
                                                 -
redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when
-------
required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.
All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder  who is a  foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust,  a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign  person's income from the  Fund is  effectively  connected  with the  conduct  of a U.S.  trade or
business.    Typically,   ordinary   income   dividends   paid   (not   including
exempt-interest  dividends  paid  by  the  Fund)  from  a  mutual  fund  are  not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected
                                                     ---
with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.
They also act as auditors for certain other funds advised by the Manager and its affiliates.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Multi-State Municipal Trust:

     We have  audited  the  accompanying  statement  of assets  and  liabilities including  the  statement  of  investments  of  Oppenheimer  Rochester  National
Municipals  (one of the  portfolios  constituting  the  Oppenheimer  Multi-State
Municipal  Trust) as of July 31, 2003,  and the related  statement of operations and cash flows for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial  statements and financial  highlights are the responsibility of the Fund's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by  correspondence  with the custodian and brokers or by other appropriate  auditing  procedures where replies from brokers were not received.  An audit also includes  assessing the accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.We  believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Rochester National Municipals as of July 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
------------------------
 KPMG LLP

 Denver, Colorado
 August 21, 2003

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  July 31, 2003

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Municipal Bonds and Notes--105.0%
-------------------------------------------------------------------------------------------------------------------
 Alabama--2.2%
$   180,000  AL IDA Solid Waste Disposal (Pine City Fiber Company)
6.450%      12/01/2023       $    170,631
-------------------------------------------------------------------------------------------------------------------
  7,750,000  Butler, AL IDB (James River Corp. of VA)
8.000       09/01/2028          7,881,750
-------------------------------------------------------------------------------------------------------------------
    800,000  Camden, AL IDB Solid Waste Disposal
             (Macmillan Bloedel)
7.750       04/01/2019            822,640
-------------------------------------------------------------------------------------------------------------------
  2,350,000  Huntsville, AL Special Care Facilities Financing
             Authority (Carlton Cove)
8.125       11/15/2031          2,178,379
-------------------------------------------------------------------------------------------------------------------
  2,250,000  Rainbow City, AL Special Health Care Facilities
             Financing Authority (Regency Pointe)
8.250       01/01/2031          2,262,870

------------

                                                                13,316,270
-------------------------------------------------------------------------------------------------------------------
 Arizona--0.9%
  2,115,000  Chandler, AZ IDA (Beverly Enterprises)
7.625       09/01/2008          2,124,327
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Phoenix, AZ IDA (America West Airlines)
6.250       06/01/2019          1,139,400
-------------------------------------------------------------------------------------------------------------------
  2,305,000  Scottsdale, AZ IDA (Beverly Enterprises)
7.625       09/01/2008          2,315,165

------------

5,578,892
-------------------------------------------------------------------------------------------------------------------
 Arkansas--0.0%
     20,000  Little River County, AR (Georgia-Pacific Corp.)
5.600       10/01/2026             16,187
-------------------------------------------------------------------------------------------------------------------
      5,000  Pope County, AR Pollution Control
             (Arkansas Power & Light Company)
6.300       11/01/2020              5,003

------------

21,190
-------------------------------------------------------------------------------------------------------------------
 California--7.7%
 14,000,000  CA CDA (East Valley Tourist)
11.000       10/01/2020         13,888,980
-------------------------------------------------------------------------------------------------------------------
  3,000,000  CA CDA (Elder Care Alliance)
8.250       11/15/2032          2,941,020
-------------------------------------------------------------------------------------------------------------------
      5,000  CA EFA (Loyola University)
6.000       10/01/2014              5,016
-------------------------------------------------------------------------------------------------------------------
  6,500,000  CA Golden State Tobacco Securitization Corp.
6.750       06/01/2039          5,621,980
-------------------------------------------------------------------------------------------------------------------
     20,000  CA Health Facilities Financing Authority
             (Small Facilities Loan), Series A
6.700       03/01/2011             20,234
-------------------------------------------------------------------------------------------------------------------
  5,000,000  CA Valley Health System COP
6.875       05/15/2023          3,391,100
-------------------------------------------------------------------------------------------------------------------
 17,000,000  Los Angeles, CA Regional Airports Improvement Corp.
             (American Airlines)
7.500       12/01/2024         14,179,700
-------------------------------------------------------------------------------------------------------------------
  7,025,000  Los Angeles, CA Regional Airports Improvement Corp.
             (Continental Airlines)
9.250       08/01/2024          6,948,849

------------

46,996,879
-------------------------------------------------------------------------------------------------------------------
 District of Columbia--0.9%
  2,000,000  District of Columbia Tobacco Settlement Financing Corp.
6.750       05/15/2040          1,739,100
-------------------------------------------------------------------------------------------------------------------
  4,000,000  Metropolitan Washington, D.C. Airport Authority ROLs a
17.710 f     10/01/2032          3,775,520

                                                      ------------

5,514,620
-------------------------------------------------------------------------------------------------------------------
 Florida--11.6%
  7,625,000  Bonnet Creek, FL Resort Community Devel.
             District Special Assessment
7.500       05/01/2034          7,898,128
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Dade County, FL IDA (Miami Cerebral Palsy Residence)
8.000       06/01/2022          2,031,180
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Fishhawk, FL Community Devel. District
             Special Assessment
7.625       05/01/2018          1,062,870
-------------------------------------------------------------------------------------------------------------------
  8,410,000  FL Capital Projects Finance Authority CCRC
             (Glenridge on Palmer Ranch)
8.000       06/01/2032          8,418,746

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Florida Continued
$   720,000  FL Capital Trust Agency (American Opportunity)
8.250%      12/01/2038       $    696,744
-------------------------------------------------------------------------------------------------------------------
  9,000,000  FL Capital Trust Agency (Seminole Tribe Convention)
8.950       10/01/2033          9,963,000
-------------------------------------------------------------------------------------------------------------------
  3,800,000  FL Capital Trust Agency (Seminole Tribe Convention)
10.000       10/01/2033          4,481,910
-------------------------------------------------------------------------------------------------------------------
    665,000  Grand Haven, FL Community Devel. District
             Special Assessment, Series B
6.900       05/01/2019            665,146
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Hillsborough County, FL IDA
             (National Gypsum Company)
7.125       04/01/2030          2,020,940
-------------------------------------------------------------------------------------------------------------------
  4,500,000  Jacksonville, FL Health Facilities Authority ROLs a
17.860 f     11/15/2032          3,987,540
-------------------------------------------------------------------------------------------------------------------
 12,810,000  Martin County, FL IDA (Indiantown Cogeneration)
7.875       12/15/2025         13,443,455
-------------------------------------------------------------------------------------------------------------------
    590,000  Martin County, FL IDA (Indiantown Cogeneration)
8.050       12/15/2025            615,252
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Miami Beach, FL Health Facilities Authority
             (Mt. Sinai Medical Center)
6.700       11/15/2019            936,190
-------------------------------------------------------------------------------------------------------------------
    500,000  Miami Beach, FL Health Facilities Authority
             (Mt. Sinai Medical Center)
6.800       11/15/2031            461,755
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Miami, FL Health Facilities Authority
             (Mercy Hospital) IRS
9.350 f     08/15/2015          2,106,420
-------------------------------------------------------------------------------------------------------------------
    500,000  Orlando, FL Utilities Commission Water & Electric RIBS a
9.776 f     10/01/2017            523,565
-------------------------------------------------------------------------------------------------------------------
 10,000,000  Reunion East, FL Community Devel. District, Series A
7.375       05/01/2033         10,060,400
-------------------------------------------------------------------------------------------------------------------
    985,000  Tampa Palms, FL Open Space & Transportation CDD
7.500       05/01/2018          1,024,577

------------

70,397,818
-------------------------------------------------------------------------------------------------------------------
 Georgia--3.5%
  3,605,000  Augusta, GA Hsg. Rehabilitation Agency (Bon Air)
7.500       03/01/2014          3,655,903
-------------------------------------------------------------------------------------------------------------------
    375,000  Columbus, GA Hsg. Authority
             (Columbus Gardens Elderly Hsg.)
8.250       01/01/2024            376,177
-------------------------------------------------------------------------------------------------------------------
  3,885,000  Rockdale County, GA Devel. Authority (Visy Paper)
7.400       01/01/2016          3,897,937
-------------------------------------------------------------------------------------------------------------------
 13,100,000  Rockdale County, GA Devel. Authority (Visy Paper)
7.500       01/01/2026         13,127,248

------------

21,057,265
-------------------------------------------------------------------------------------------------------------------
 Hawaii--2.0%
  2,125,000  HI Department of Budget & Finance RITES a
16.256 f     09/01/2032          1,819,043
-------------------------------------------------------------------------------------------------------------------
  8,000,000  HI Department of Budget & Finance
             Special Purpose (Kahala Nui)
8.000       11/15/2033          7,806,480
-------------------------------------------------------------------------------------------------------------------
  3,285,000  HI Department of Transportation (Continental Airlines)
7.000       06/01/2020          2,693,404

                                      ------------

12,318,927
-------------------------------------------------------------------------------------------------------------------
 Illinois--3.8%
 20,750,000  IL DFA (Citgo Petroleum Corp.)
8.000       06/01/2032         20,328,153
-------------------------------------------------------------------------------------------------------------------
     10,000  IL Hsg. Devel. Authority (Multifamily Hsg.), Series A
7.100       07/01/2026             10,109
-------------------------------------------------------------------------------------------------------------------
     20,000  IL Student Assistance Commission Student Loan
             Revenue, Series BB
6.750       03/01/2015             20,203
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Robbins, IL Res Rec (Robbins Res Rec Partners) a
7.250       10/15/2009          1,437,320
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Robbins, IL Res Rec (Robbins Res Rec Partners)
7.250       10/15/2024            910,800
-------------------------------------------------------------------------------------------------------------------
    300,000  Round Lake Beach, IL Tax Increment
7.500       12/01/2013            307,416

------------

                                                               23,014,001
-------------------------------------------------------------------------------------------------------------------
 Indiana--3.4%
  1,690,000  IN Health Facilities Financing Authority RITES a
18.004 f     11/01/2031          1,533,168
-------------------------------------------------------------------------------------------------------------------
  2,500,000  IN Health Facilities Financing Authority RITES a
18.028 f     11/01/2031          2,268,000
-------------------------------------------------------------------------------------------------------------------
 17,500,000  North Manchester, IN (Estelle Peabody Memorial Home)
7.250       07/01/2033         16,784,950

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Indiana Continued
$   170,000  Rockport, IN Pollution Control
             (Indiana-Michigan Power Company)
7.600%      03/01/2016       $    173,213

                    ------------

20,759,331
-------------------------------------------------------------------------------------------------------------------
 Kansas--0.2%
     10,000  Burlington, KS Pollution Control
             (Kansas Gas & Electric Company)
7.000       06/01/2031             10,473
-------------------------------------------------------------------------------------------------------------------
  1,300,000  Lenaxa, KS Multifamily Hsg. (Meadows Apartments)
7.950       10/15/2035          1,271,725

        ------------

1,282,198
-------------------------------------------------------------------------------------------------------------------
 Kentucky--3.0%
  3,045,000  Ashland, KY Solid Waste (Ashland Oil) a
7.200       10/01/2020          3,064,762
-------------------------------------------------------------------------------------------------------------------
  4,895,000  Kenton County, KY Airport (Delta Air Lines)
7.125       02/01/2021          4,211,609
-------------------------------------------------------------------------------------------------------------------
    100,000  Kenton County, KY Airport (Delta Air Lines)
7.250       02/01/2022             88,026
-------------------------------------------------------------------------------------------------------------------
    100,000  Kenton County, KY Airport (Delta Air Lines)
7.500       02/01/2012             90,670
-------------------------------------------------------------------------------------------------------------------
 12,220,000  Kenton County, KY Airport (Delta Air Lines)
7.500       02/01/2020         10,997,145

------------

18,452,212
-------------------------------------------------------------------------------------------------------------------
 Louisiana--13.1%
  1,350,000  Epps, LA COP a
8.000       06/01/2018          1,313,995
-------------------------------------------------------------------------------------------------------------------
 10,780,000  Hodge, LA Utility (Stone Container Corp.)
9.000       03/01/2010         11,046,266
-------------------------------------------------------------------------------------------------------------------
  3,800,000  LA CDA (Eunice Student Hsg. Foundation)
7.375       09/01/2033          3,615,396
-------------------------------------------------------------------------------------------------------------------
    920,000  LA Local Government Environmental Facilities
             & Community Devel. Authority
8.500       06/01/2038            899,751
-------------------------------------------------------------------------------------------------------------------
    555,000  LA Local Government Environmental Facilities
             & Community Devel. Authority (Sharlo Apartments)
8.000       06/20/2028            544,372
-------------------------------------------------------------------------------------------------------------------
  1,875,000  LA Public Facilities Authority ROLs a
16.840 f     05/15/2022          1,762,200
-------------------------------------------------------------------------------------------------------------------
 16,375,000  LA Tobacco Settlement Financing Corp. (TASC)
5.875       05/15/2039         12,695,538
-------------------------------------------------------------------------------------------------------------------
 15,500,000  Lake Charles, LA Harbor & Terminal District Port
             Facilities (Duke Energy Corp.)
7.750       08/15/2022         16,120,000
-------------------------------------------------------------------------------------------------------------------
 17,700,000  St. Charles Parish, LA (Louisiana Power & Light Company)
7.500       06/01/2021         17,965,500
-------------------------------------------------------------------------------------------------------------------
  7,020,000  St. Charles Parish, LA Pollution Control (Union Carbide)
7.350       11/01/2022          7,176,686
-------------------------------------------------------------------------------------------------------------------
  6,000,000  West Feliciana Parish, LA Pollution Control
             (Gulf States Utilities Company)
9.000       05/01/2015          6,085,260

------------

79,224,964
-------------------------------------------------------------------------------------------------------------------
 Maine--1.5%
  7,245,000  ME Finance Authority Solid Waste Recycling
             Facilities (Great Northern Paper)
7.750       10/01/2022          7,208,050
-------------------------------------------------------------------------------------------------------------------
  1,675,000  ME Hsg. Authority Mtg. ROLs a
17.300 f     11/15/2022          1,625,990

------------

8,834,040
-------------------------------------------------------------------------------------------------------------------
 Maryland--0.3%
     15,000  Montgomery County, MD HOC
             (Multifamily Mtg.), Series C
7.150       07/01/2023             15,149
-------------------------------------------------------------------------------------------------------------------
    745,000  Upper Potomac River Commission, MD Pollution
             Control (Westvaco Corp.)
9.125       08/01/2015            756,026
-------------------------------------------------------------------------------------------------------------------
    690,000  Upper Potomac River Commission, MD Pollution
             Control (Westvaco Corp.)
10.500       10/01/2004            698,556

------------

                                    1,469,731

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Massachusetts--0.5%
$ 1,000,000  MA DFA (Eastern Nazarene College)
5.625%      04/01/2029       $    757,050
-------------------------------------------------------------------------------------------------------------------
  2,000,000  MA GO ROLs a
17.050 f     08/01/2027          1,915,120

------------

2,672,170
-------------------------------------------------------------------------------------------------------------------
 Michigan--1.6%
    405,000  Detroit, MI HFC (Across The Park Section 8 Elderly Hsg.)
7.875       06/01/2010            405,304
-------------------------------------------------------------------------------------------------------------------
  2,475,000  MI Higher Education Student Loan Authority RITES a
17.656 f     09/01/2026          2,512,471
-------------------------------------------------------------------------------------------------------------------
  5,185,000  Wayne Charter County, MI Airport Facilities
             (Northwest Airlines)
6.750       12/01/2015          4,197,724
-------------------------------------------------------------------------------------------------------------------
  2,900,000  Wenonah Park Properties, MI (Bay City Hotel)
7.500       04/01/2033          2,765,846

------------

                       9,881,345
-------------------------------------------------------------------------------------------------------------------
 Minnesota--1.5%
  3,330,000  Hubbard County, MN Solid Waste (Potlatch Corp.)
7.375       08/01/2013          3,242,188
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Minneapolis & St. Paul, MN Metropolitan Airports
             Commission (Northwest Airlines)
6.500       04/01/2025          1,782,640
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Minneapolis & St. Paul, MN Metropolitan Airports
             Commission (Northwest Airlines)
7.000       04/01/2025          1,678,400
-------------------------------------------------------------------------------------------------------------------
  2,130,000  St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)
7.000       03/01/2029          2,071,851

------------

                                            8,775,079
-------------------------------------------------------------------------------------------------------------------
 Mississippi--0.0%
    320,000  Hinds County, MS Urban Renewal
             (The Lodge Associates, Ltd.)
8.000       10/15/2022            216,131
-------------------------------------------------------------------------------------------------------------------
 Missouri--0.4%
  2,500,000  St. Joseph, MO IDA (Living Community of St. Joseph)
7.000       08/15/2032          2,429,875
-------------------------------------------------------------------------------------------------------------------
 Nevada--0.4%
  2,065,000  Clark County, NV Industrial Development RITES a
18.056 f     12/01/2038          2,100,601
-------------------------------------------------------------------------------------------------------------------
    325,000  NV Hsg. Division (Single Family Mtg.), Series B
7.850       10/01/2010            326,352

------------

                 2,426,953
-------------------------------------------------------------------------------------------------------------------
 New Hampshire--0.0%
     80,000  NH HE&H Facilities Authority
             (Elliot Hospital of Manchester)
7.125       10/01/2013             80,131
-------------------------------------------------------------------------------------------------------------------
 New Jersey--5.4%
    900,000  NJ EDA (Continental Airlines)
5.500       04/01/2028            571,014
-------------------------------------------------------------------------------------------------------------------
  3,250,000  NJ EDA Retirement Community (Cedar Crest Village)
7.250       11/15/2031          3,295,467
-------------------------------------------------------------------------------------------------------------------
     50,000  NJ State Turnpike Authority, Series A
6.750       01/01/2008             50,073
-------------------------------------------------------------------------------------------------------------------
  6,000,000  NJ Tobacco Settlement Financing Corp. (TASC)
6.000       06/01/2037          4,807,200
-------------------------------------------------------------------------------------------------------------------
 20,500,000  NJ Tobacco Settlement Financing Corp. (TASC)
6.250       06/01/2043         16,753,010
-------------------------------------------------------------------------------------------------------------------
  8,500,000  NJ Tobacco Settlement Financing Corp. (TASC)
6.750       06/01/2039          7,533,975

                                           ------------

33,010,739
-------------------------------------------------------------------------------------------------------------------
 New York--0.0%
     40,000  Port Authority NY/NJ (Continental Airlines)
9.000       12/01/2006             40,458
-------------------------------------------------------------------------------------------------------------------
     50,000  Port Authority NY/NJ (Continental Airlines)
9.125       12/01/2015             50,573

------------

91,031
-------------------------------------------------------------------------------------------------------------------
 North Carolina--0.1%
    600,000  Charlotte, NC Douglas International Airport
             Special Facilities (US Airways) a
7.750       02/01/2028            511,500

STATEMENT OF INVESTMENTS  Continued

  Principal
                                                          Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Ohio--1.3%
$ 2,880,000  Cleveland, OH Airport (Continental Airlines)
5.375%      09/15/2027       $  1,807,488
-------------------------------------------------------------------------------------------------------------------
  6,020,000  Coshocton County, OH Solid Waste Disposal
             (Stone Container Corp.)
7.875       08/01/2013          6,147,504

------------

                    7,954,992
-------------------------------------------------------------------------------------------------------------------
 Oklahoma--6.6%
  3,000,000  OK Devel. Finance Authority (Inverness Village)
8.000       02/01/2032          2,860,890
-------------------------------------------------------------------------------------------------------------------
  1,500,000  Oklahoma City, OK Industrial &
             Cultural Facilities (AERO)
6.750       01/01/2023          1,431,375
-------------------------------------------------------------------------------------------------------------------
 11,000,000  Tulsa, OK Municipal Airport Trust (American Airlines)
5.375       12/01/2035          8,084,890
-------------------------------------------------------------------------------------------------------------------
  1,500,000  Tulsa, OK Municipal Airport Trust (American Airlines)
5.650       12/01/2035          1,087,485
-------------------------------------------------------------------------------------------------------------------
 24,850,000  Tulsa, OK Municipal Airport Trust (American Airlines)
5.800       06/01/2035         21,184,625
-------------------------------------------------------------------------------------------------------------------
  3,500,000  Tulsa, OK Municipal Airport Trust (American Airlines)
6.000       06/01/2035          2,537,500
-------------------------------------------------------------------------------------------------------------------
  4,485,000  Tulsa, OK Municipal Airport Trust (American Airlines)
6.250       06/01/2020          2,916,326

                         ------------

40,103,091
-------------------------------------------------------------------------------------------------------------------
 Oregon--0.4%
     10,000  Josephine County, OR School District
6.500       08/01/2009             10,252
-------------------------------------------------------------------------------------------------------------------
  3,000,000  Port of Portland, OR Special Obligation (Delta Air Lines)
6.200       09/01/2022          2,197,230

------------

2,207,482
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania--6.2%
 22,010,000  Allegheny County, PA HDA
             (West Penn Allegheny Health System)
9.250       11/15/2030         21,263,861
-------------------------------------------------------------------------------------------------------------------
  4,360,000  Allegheny County, PA HDA
             (West Penn Allegheny Health System)
9.250       11/15/2015          4,250,128
-------------------------------------------------------------------------------------------------------------------
  6,000,000  Allegheny County, PA HDA
             (West Penn Allegheny Health System)
9.250       11/15/2022          5,815,500
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Chester County, PA H&EFA (Jenners Pond)
7.750       07/01/2034            985,710
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Lawrence County, PA IDA
             (Shenango Presbyterian Center)
7.500       11/15/2031            941,990
-------------------------------------------------------------------------------------------------------------------
  5,000,000  PA EDFA (National Gypsum Company)
6.250       11/01/2027          4,586,350

------------

37,843,539
-------------------------------------------------------------------------------------------------------------------
 Rhode Island--0.5%
  2,000,000  RI Hsg. & Mtg. Finance Corp. RITES a
16.525 f     10/01/2022          1,894,040
-------------------------------------------------------------------------------------------------------------------
  1,500,000  RI Tobacco Settlement Financing Corp. (TASC)
6.250       06/01/2042          1,204,200

------------

                                     3,098,240
-------------------------------------------------------------------------------------------------------------------
 South Carolina--0.7%
  2,250,000  Florence County, SC IDR (Stone Container Corp.)
7.375       02/01/2007          2,283,435
-------------------------------------------------------------------------------------------------------------------
  2,000,000  SC Hsg. Finance & Devel. Authority RITES a
15.256 f     01/01/2023          1,716,880
-------------------------------------------------------------------------------------------------------------------
      5,000  SC Resource Authority Local Government Program
7.250       06/01/2020              5,048

------------

4,005,363
-------------------------------------------------------------------------------------------------------------------
 Tennessee--1.1%
    100,000  Hamilton County, TN IDB (Park at 58)
6.700       03/01/2021             89,561
-------------------------------------------------------------------------------------------------------------------
  4,335,000  McMinn County, TN IDB Pollution Control
             (Calhoun Newsprint)
7.625       03/01/2016          4,307,950

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Tennessee Continued
$ 3,000,000   Metropolitan Knoxville, TN Airport Authority
             (Northwest Airlines)
8.000%      04/01/2032       $  2,397,840

------------

6,795,351
-------------------------------------------------------------------------------------------------------------------
 Texas--19.2%
  1,195,000  Bexar County, TX HFC (American Opportunity Hsg.)
8.250       12/01/2037          1,148,837
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Bexar County, TX HFC (American Opportunity Hsg.)
9.250       12/01/2037            959,940
-------------------------------------------------------------------------------------------------------------------
  8,000,000  Brazos River Authority, TX (TXU Energy Company)
7.700       04/01/2033          8,832,320
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Dallas, TX Hsg. Corp. (Section 8)
7.850       08/01/2013          1,008,250
-------------------------------------------------------------------------------------------------------------------
 20,000,000  Dallas-Fort Worth, TX International Airport
5.000       11/01/2035         18,716,000
-------------------------------------------------------------------------------------------------------------------
 45,450,000  Dallas-Fort Worth, TX International Airport
             (American Airlines)
5.950       05/01/2029         41,416,312
-------------------------------------------------------------------------------------------------------------------
    235,000  Dallas-Fort Worth, TX International Airport
             (Delta Air Lines)
7.625       11/01/2021            176,121
-------------------------------------------------------------------------------------------------------------------
  6,000,000  Dallas-Fort Worth, TX International Airport RITES a
15.915 f     11/01/2027          4,773,960
-------------------------------------------------------------------------------------------------------------------
  5,240,000  El Paso, TX Health Facilities Devel. Corp.
             (Bienvivir Senior Health Services)
7.750       08/15/2031          5,099,830
-------------------------------------------------------------------------------------------------------------------
  1,000,000  Grapevine, TX IDC (Air Cargo)
6.500       01/01/2024          1,031,300
-------------------------------------------------------------------------------------------------------------------
  5,960,000  Houston, TX Airport Special Facilities
             (Continental Airlines)
6.125       07/15/2017          4,570,128
-------------------------------------------------------------------------------------------------------------------
  1,330,000  Houston, TX Airport Special Facilities
             (Continental Airlines)
6.125       07/15/2027            935,961
-------------------------------------------------------------------------------------------------------------------
  4,750,000  Houston, TX Airport Special Facilities
             (Continental Airlines)
6.750       07/01/2021          3,800,143
-------------------------------------------------------------------------------------------------------------------
 14,395,000  Houston, TX Airport Special Facilities
             (Continental Airlines)
6.750       07/01/2029         11,503,620
-------------------------------------------------------------------------------------------------------------------
    115,000  Matagorda County, TX Navigation District
             (Reliant Energy)
5.950       05/01/2030            108,540
-------------------------------------------------------------------------------------------------------------------
  1,350,000  Newton County, TX Public Facility Corp. a
8.000       03/01/2019          1,336,851
-------------------------------------------------------------------------------------------------------------------
  2,500,000  TX GO RITES a
20.456 f     12/01/2028          2,800,950
-------------------------------------------------------------------------------------------------------------------
  3,000,000  TX Research Division RITES a
18.856 f     06/01/2029          3,250,740
-------------------------------------------------------------------------------------------------------------------
  2,405,000  TX State Affordable Hsg. Corp.
             (American Hsg. Foundation)
8.000       03/01/2032          2,281,263
-------------------------------------------------------------------------------------------------------------------
  4,000,000  TX Turnpike Authority ROLs
16.840 f     08/15/2042          3,048,880

------------

116,799,946
-------------------------------------------------------------------------------------------------------------------
 Utah--0.1%
    635,000  Carbon, UT Solid Waste Disposal
             (Allied Waste Industries)
7.500       02/01/2010            621,335
-------------------------------------------------------------------------------------------------------------------
 Vermont--0.5%
  3,080,000  VT HFA, Series B
7.600       12/01/2024          3,097,710
-------------------------------------------------------------------------------------------------------------------
 Virginia--2.0%
  2,250,000  Bedford County, VA IDA (Georgia-Pacific Corp.)
6.550      12/01/2025           2,060,550
-------------------------------------------------------------------------------------------------------------------
     25,000  Giles County, VA IDA (Hoechst Celanese Corp.)
6.625       12/01/2022             25,516
-------------------------------------------------------------------------------------------------------------------
  1,750,000  Halifax County, VA IDA RITES a
18.356 f     06/01/2028          1,997,590
-------------------------------------------------------------------------------------------------------------------
  2,000,000  Hopewell, VA IDA (Stone Container Corp.)
8.250       05/01/2010          2,044,500
-------------------------------------------------------------------------------------------------------------------
    165,000  Hopewell, VA IDA (Stone Container Corp.)
8.250       06/01/2016            168,364
-------------------------------------------------------------------------------------------------------------------
  3,500,000  Pocahontas Parkway Association, VA
             (Route 895 Connector Toll Road)
5.000       08/15/2010          3,007,375

STATEMENT OF INVESTMENTS  Continued

Principal
Market Value
     Amount
Coupon        Maturity         See Note 1
-------------------------------------------------------------------------------------------------------------------

 Virginia Continued
$ 3,000,000  Pocahontas Parkway Association, VA
             (Route 895 Connector Toll Road)
5.250%      08/15/2008       $  2,724,450
-------------------------------------------------------------------------------------------------------------------
    200,000  Pocahontas Parkway Association, VA
             (Route 895 Connector Toll Road)
5.500       08/15/2028            141,488

------------

12,169,833
-------------------------------------------------------------------------------------------------------------------
 Washington--1.4%
  3,000,000  Chelan County, WA Public Utility District RITES a
18.259 f     01/01/2036          3,230,400
-------------------------------------------------------------------------------------------------------------------
  3,500,000  Grant County, WA Public Utility District RITES a
16.063 f     01/01/2022          3,512,460
-------------------------------------------------------------------------------------------------------------------
  1,740,000  Pilchuck, WA Devel. Public Corp.
             (B.F. Goodrich Company)
6.000       08/01/2023          1,692,463
-------------------------------------------------------------------------------------------------------------------
    100,000  Port Camas, WA Public Industrial Corp.
             (James River Corp. of VA.)
6.700       04/01/2023             93,577
-------------------------------------------------------------------------------------------------------------------
     25,000  Port Longview, WA IDC (Weyerhauser Company)
7.450       02/01/2013             25,118

                                            ------------

8,554,018
-------------------------------------------------------------------------------------------------------------------
 West Virginia--0.4%
  1,000,000  Kanawha County, WV Industrial Devel.
             (Union Carbide Chemical & Plastics Company)
8.000       08/01/2020          1,022,900
-------------------------------------------------------------------------------------------------------------------
  1,205,000  Marshall County, WV Pollution Control
             (Ohio Power Company)
6.850       06/01/2022          1,218,653

------------

2,241,553
-------------------------------------------------------------------------------------------------------------------
 Wisconsin--0.6%
  1,475,000  Milwaukee, WI (Air Cargo)
7.500       01/01/2025          1,481,770
-------------------------------------------------------------------------------------------------------------------
  2,000,000  WI H&EFA RITES a
17.028 f     02/15/2032          1,999,880

                                       ------------

3,481,650

-------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost
$634,044,196)--105.0%
637,307,395
-------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other
Assets--(5.0)
(30,094,466)

------------
 Net
Assets--100.0%
$607,212,929

============

Footnotes to Statement of Investments
a. Identifies issues considered to be illiquid or restricted. See Note 5 of
Notes to Financial Statements.
f. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.

To simplify the listings of securities, abbreviations are used per the table below:

CCRC     Continuing Care Retirement Community
CDA      Communities Development Authority
CDD      Community Development District
COP      Certificates of Participation
DFA      Development Finance Authority
EDA      Economic Development Authority
EDFA     Economic Development Finance Authority
EFA      Educational Facilities Authority
GO       General Obligation
H&EFA    Health and Educational Facilities Authority
HDA      Hospital Development Authority
HE&H     Higher Educational and Health
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
HOC      Housing Opportunities Commission
IDA      Industrial Development Agency
IDB      Industrial Development Board
IDC      Industrial Development Corporation
IDR      Industrial Development Revenue
IRS      Inverse Rate Security
NY/NJ    New York/New Jersey
RIBS     Residual Interest Bonds
RITES    Residual Interest Tax Exempt Security
Res Rec  Resource Recovery Facility
ROLs     Residual Option Longs
TASC     Tobacco Settlement Asset-Backed Bonds

--------------------------------------------------------------------------------
 Industry Concentrations  July 31, 2003

 Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                         Market Value
Percent
--------------------------------------------------------------------------------
 Airlines                                         $151,599,551
23.8%
 Paper, Containers & Packaging                      70,389,078
11.0
 Electric Utilities                                 66,650,191
10.5
 Adult Living Facilities                            55,722,046
8.7
 Hospital/Health Care                               53,213,737
8.3
 Tobacco Settlements                                50,355,003
7.9
 Gas Utilities                                      34,325,836
5.4
 Marine/Aviation Facilities                         33,668,243
5.3
 Hotels, Restaurants &Leisure                       31,099,736
4.9
 Special Assessment                                 22,782,972
3.6
 Multifamily Housing                                17,229,995
2.7
 Single Family Housing                              10,685,706
1.7
 Highways/Railways                                   8,972,266
1.4
 Manufacturing, Non-Durable Goods                    8,225,102
1.3
 Higher Education                                    6,889,933
1.1
 General Obligation                                  3,687,572
0.6
 Resource Recovery                                   3,165,204
0.5
 Municipal Leases                                    2,650,846
0.4
 Not-for-Profit Organization                         2,031,180
0.3
 Manufacturing, Durable Goods                        2,020,940
0.3
 Sales Tax Revenue                                   1,743,839
0.3
 Pollution Control                                     178,216
--
 Student Loans                                          20,203
--

------------------------------
 Total                                            $637,307,395
100.0%

==============================

STATEMENT OF INVESTMENTS  Continued

--------------------------------------------------------------------------------
 Summary of Ratings  July 31, 2003 / Unaudited

 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Rating
Percent
--------------------------------------------------------------------------------
 AAA
9.4%
 AA
2.6
 A
11.9
 BBB
14.3
 BB
8.8
 B
20.6
 CCC
6.6
 CC
0.2
 C
0.0
 D
0.0
 Not Rated
25.6

------

100.0%

======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the
underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned
an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been
designated investment grade by the Manager are included in the "Not Rated"
category.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2003

--------------------------------------------------------------------------------

 Assets

 Investments, at value (cost $634,044,196)--see accompanying statement
$637,307,395
--------------------------------------------------------------------------------------
 Cash
162,972
--------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest
14,059,841
 Shares of beneficial interest sold
3,857,541
 Investments sold
158,817

Other
4,349

-------------
 Total assets
655,550,915

--------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 1.75% at July 31, 2003)
39,200,000
 Investments purchased
5,847,791
 Shares of beneficial interest redeemed
2,081,880
 Dividends
1,004,284
 Distribution and service plan
fees                                            76,637
 Transfer and shareholder servicing agent
fees                                 30,174
 Shareholder
reports                                                           29,660
 Trustees'
compensation                                                        16,429
 Other
                                   51,131

-------------
 Total liabilities
48,337,986

--------------------------------------------------------------------------------------
 Net Assets
$607,212,929

=============

--------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital
$630,976,601
--------------------------------------------------------------------------------------
 Undistributed net investment income
1,261,810
--------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions
(28,288,681)
--------------------------------------------------------------------------------------
 Net unrealized appreciation on investments
3,263,199

-------------
 Net Assets
$607,212,929

=============

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $306,857,468 and 28,832,120 shares of beneficial interest outstanding)
$10.64
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)
$11.17
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $188,645,286 and 17,690,427 shares of beneficial interest outstanding)
$10.66
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,710,175 and 10,509,910 shares of beneficial interest outstanding)
$10.63

 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2003

-------------------------------------------------------------------------------
 Investment Income

 Interest                                                        $  45,466,911

-------------------------------------------------------------------------------
 Expenses

 Management fees                                                     2,636,346
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               367,261
 Class B                                                             1,273,924
 Class C                                                               767,777
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               136,644
 Class B                                                                98,268
 Class C                                                                55,216
-------------------------------------------------------------------------------
 Interest expense                                                    1,220,729
-------------------------------------------------------------------------------
 Shareholder reports                                                    43,178
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            32,170
-------------------------------------------------------------------------------
 Trustees' compensation                                                 21,402
-------------------------------------------------------------------------------
 Other                                                                  54,892

------------
 Total expenses                                                      6,707,807
 Less reduction to custodian expenses
(2,105)

------------
 Net expenses                                                        6,705,702

-------------------------------------------------------------------------------
 Net Investment Income                                              38,761,209

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments
(26,526,188)
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                  838,016

-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $13,073,037

============

 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July
31,
2003          2002
----------------------------------------------------------------------------------------------------------

 Operations

 Net investment
income                                                         $ 38,761,209
$  7,787,236
----------------------------------------------------------------------------------------------------------
 Net realized gain
(loss)
(26,526,188)      533,148
----------------------------------------------------------------------------------------------------------
 Net change in unrealized
appreciation                                              838,016
571,598

---------------------------
 Net increase in net assets resulting from
operations                            13,073,037     8,891,982

----------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class
A
(20,618,983)   (4,896,514)
 Class
B
(10,471,076)   (2,106,059)
 Class C

(6,339,849)     (807,906)

----------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class
A
126,779,250   154,036,029
 Class
B
104,651,625    69,927,734
 Class
C
66,891,717    45,686,275

----------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase
                                                                273,965,721
270,731,541
----------------------------------------------------------------------------------------------------------
 Beginning of period
                     333,247,208    62,515,667

---------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $1,261,810 and $(69,491),
respectively]              $607,212,929  $333,247,208

===========================

 See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2003

--------------------------------------------------------------------------------

 Cash Flows from Operating Activities

 Net increase in net assets from operations                          $
13,073,037
-----------------------------------------------------------------------------------
 Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
 Proceeds from disposition of investment securities
304,563,139
 Realized loss on securities
26,526,188
 Decrease in other assets
6,317,332
 Amortization
1,546,371
 Increase in accrued expenses
1,863,903
 Increase in receivable for securities sold
(158,817)
 Unrealized appreciation on securities
(838,016)
 Increase in interest receivable
(7,446,186)
 Decrease in payable for securities purchased
(41,298,282)
 Purchase of investment securities
(615,231,163)

--------------
 Net cash used in operating activities
(311,082,494)

-----------------------------------------------------------------------------------
 Cash Flows from Financing Activities

 Proceeds from shares sold
426,274,378
 Proceeds from issuance of debt
398,800,000
 Cash distributions paid
(20,032,420)
 Payment on shares redeemed
(145,349,274)
 Payment on outstanding debt
(359,600,000)

--------------
 Net cash provided by financing activities
300,092,684

-----------------------------------------------------------------------------------
 Net decrease in cash
(10,989,810)
-----------------------------------------------------------------------------------
 Cash, beginning balance
11,152,782

--------------
 Cash, ending balance                                                $
162,972

==============

 See accompanying Notes to Financial Statements.

ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

 Class A            Year Ended July 31                 2003       2002
2001      2000      1999
-------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                $11.28     $11.25
$10.76    $11.24    $11.62
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .92        .71
..58       .58       .56
 Net realized and unrealized gain (loss)               (.67)       .03
..48      (.45)     (.39)

--------------------------------------------------
 Total from investment operations                       .25        .74
1.06       .13       .17
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.89)      (.71)
(.57)     (.57)     (.55)
 Distributions from net realized gain                    --         --
--      (.04)       --

--------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.89)      (.71)
(.57)     (.61)     (.55)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $10.64     $11.28
$11.25    $10.76    $11.24

==================================================

-------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    2.36%      6.89%
10.03%     1.28%     1.36%

-------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $306,857   $193,452
$38,827   $34,050   $35,924
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $252,496   $ 73,877
$36,900   $34,296   $36,532
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                 8.44%      6.61%
5.21%     5.41%     4.78%
 Total expenses                                        1.04%      1.06%
0.87%     1.13%     1.13%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                     N/A 3     0.89% 4
0.78% 4   0.96% 4   0.95% 4
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 57%       127%
37%       12%       55%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

 Class B            Year Ended July 31                 2003       2002
2001      2000      1999
-------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                $11.30     $11.27
$10.78    $11.26    $11.64
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .83        .63
..49       .50       .47
 Net realized and unrealized gain (loss)               (.66)       .02
..48      (.45)     (.39)

--------------------------------------------------
 Total from investment operations                       .17        .65
..97       .05       .08
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.81)      (.62)
(.48)     (.49)     (.46)
 Distributions from net realized gain                    --         --
--      (.04)       --

--------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.81)      (.62)
(.48)     (.53)     (.46)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $10.66     $11.30
$11.27    $10.78    $11.26

==================================================

-------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.57%      6.07%
9.19%     0.51%     0.60%

-------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $188,645    $90,547
$20,279   $17,866   $21,524
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $141,819    $36,100
$18,445   $19,249   $21,648
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                 7.67%      5.85%
4.45%     4.64%     4.02%
 Total expenses                                        1.81%      1.80%
1.62%     1.89%     1.88%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                     N/A 3     1.63% 4
1.53% 4   1.72% 4   1.70% 4
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 57%       127%
37%       12%       55%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expenses.

See accompanying Notes to Financial Statements.

25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

 Class C            Year Ended July 31                 2003       2002
2001      2000      1999
-------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                $11.27     $11.24
$10.75    $11.23    $11.61
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .83        .61
..50       .50       .47
 Net realized and unrealized gain (loss)               (.66)       .04
..48      (.45)     (.39)

--------------------------------------------------
 Total from investment operations                       .17        .65
..98       .05       .08
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.81)      (.62)
(.49)     (.49)     (.46)
 Distributions from net realized gain                    --         --
--      (.04)       --

--------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.81)      (.62)
(.49)     (.53)     (.46)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $10.63     $11.27
$11.24    $10.75    $11.23

==================================================

-------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    1.59%      6.09%
9.22%     0.51%     0.60%

-------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $111,710    $49,248
$3,410    $2,442    $3,504
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $ 85,483    $13,453
$2,552    $2,790    $3,260
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                 7.68%      5.88%
4.45%     4.65%     4.02%
 Total expenses                                        1.80%      1.80%
1.62%     1.89%     1.88%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                     N/A 3     1.63% 4
1.53% 4   1.72% 4   1.70% 4
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 57%       127%
37%       12%       55%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Excludes interest expenses.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Rochester National Municipals (the Fund) is a separate series of
 Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The
 Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment
 advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold
 at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes
A, B
 and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board
 of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price
 of such securities is more volatile than comparable fixed rate securities.
The
 Fund intends to invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $54,155,418 as of July 31, 2003.
Including
 the effect of leverage, inverse floaters represent 25.07% of the Fund's total assets as of July 31, 2003.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The
Fund
 may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                        Net
Unrealized

Appreciation
              Undistributed   Undistributed          Accumulated        Based
on Cost of
              Net Investment      Long-Term                 Loss  Securities
for Federal
              Income                   Gain   Carryforward 1,2,3     Income
Tax Purposes

--------------------------------------------------------------------------

              $2,280,916                $--          $28,144,223
$3,118,739

 1. As of July 31, 2003, the Fund had $1,783,620 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2003, details
 of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009        $1,051,023
                              2010           711,471
                              2011            21,126
                                          ----------
                              Total       $1,783,620
                                          ==========

 2. During the fiscal years ended July 31, 2003 and July 31, 2002, the Fund did
 not utilize any capital loss carryforwards.

 3. As of July 31, 2003, the Fund had $26,360,603 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized,
 will expire in 2012.

 The tax character of distributions paid during the years ended July 31, 2003 and July 31, 2002 was as follows:

                                              Year Ended        Year Ended
                                           July 31, 2003     July 31, 2002
                 ---------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends   $37,429,908        $7,810,479

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as
 of July 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to
 the tax deferral of losses or tax realization of financial statement unrealized
 gain or loss.

                 Federal Tax Cost                $634,188,656
                                                 =============
                 Gross unrealized appreciation   $ 23,273,182
                 Gross unrealized depreciation    (20,154,443)
                                                 -------------
                 Net unrealized appreciation     $  3,118,739
                                                 =============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 July 31, 2003, the Fund's projected benefit obligations were increased by
 $1,429 and payments of $1,637 were made to retired trustees, resulting in an accumulated liability of $14,855 as of July 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not
 affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings
 on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO financial statements  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended July 31, 2003      Year Ended July 31,
2002
                                Shares        Amount         Shares
Amount
-----------------------------------------------------------------------------------

 Class A
 Sold                       18,625,393  $199,835,999     15,031,670
$168,920,509
 Dividends and/or
 distributions reinvested      894,340     9,452,007        174,139
1,957,410
 Redeemed                   (7,839,075)  (82,508,756)    (1,505,137)
(16,841,890)

-------------------------------------------------------
 Net increase               11,680,658  $126,779,250     13,700,672
$154,036,029

=======================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                       12,221,314  $131,305,363      6,720,122   $
75,616,454
 Dividends and/or
 distributions reinvested      428,130     4,524,872         57,341
645,710
 Redeemed                   (2,972,503)  (31,178,610)      (563,068)
(6,334,430)

-------------------------------------------------------
 Net increase                9,676,941  $104,651,625      6,214,395   $
69,927,734

=======================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                        8,862,569  $ 95,133,016      4,195,905   $
47,120,023
 Dividends and/or
 distributions reinvested      324,517     3,420,609         29,585
332,235
 Redeemed                   (3,048,602)  (31,661,908)      (157,392)
(1,765,983)

-------------------------------------------------------
 Net increase                6,138,484  $ 66,891,717      4,068,098   $
45,686,275

=======================================================
--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2003, were
 $615,231,163 and $304,563,139, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an
 annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual
 net assets in excess of $1 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended July 31, 2003, the Fund paid $271,737 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public
 offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A    Concessions
Concessions     Concessions
                        Front-End      Front-End     on Class A      on Class
B      on Class C
                    Sales Charges  Sales Charges         Shares
Shares          Shares
                       on Class A    Retained by    Advanced by     Advanced
by     Advanced by
 Year Ended                Shares    Distributor  Distributor 1   Distributor
1   Distributor 1
-----------------------------------------------------------------------------------------------

 July 31, 2003         $4,232,170       $742,361       $322,613
$4,840,008        $782,185

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A             Class B              Class C
                           Contingent          Contingent           Contingent
                             Deferred            Deferred             Deferred
                        Sales Charges       Sales Charges        Sales Charges
                          Retained by         Retained by          Retained by
 Year Ended               Distributor         Distributor          Distributor
------------------------------------------------------------------------------
 July 31, 2003                $16,995            $606,720             $109,266

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
 Class A shares of the Fund. For the year ended July 31, 2003, expense under the
 Class A Plan totaled $367,261, all of which were paid by the Distributor to recipients, which included $13,352 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B and Class C Shares. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

Distributor's

Distributor's       Aggregate
                                                               Aggregate
Unreimbursed
                                                            Unreimbursed
Expenses as %
                        Total Payments   Amount Retained    Expenses  of
Net Assets
                            Under Plan    by Distributor      Under
Plan        of Class
----------------------------------------------------------------------------------------

 Class B Plan               $1,273,924        $1,191,530
$7,820,219           4.15%
 Class C Plan                  767,777           607,618
1,317,558           1.18

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Illiquid Securities
 As of July 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
 market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July
 31, 2003 was $56,664,546, which represents 9.33% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of
 securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
 Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of
 the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $39,200,000 at July 31, 2003 at an interest rate of 1.75%. For the year ended July 31, 2003, the average monthly loan balance was $61,214,352 at an average daily interest rate of 2.028%. The
 Fund had gross borrowings and gross loan repayments of $398,800,000 and
 $359,600,000, respectively, during the year ended July 31, 2003. The maximum amount of borrowings outstanding at any month-end was $87,300,000. The Fund paid commitment fees of $1,336 and interest of $1,217,497 during the year ended
 July 31, 2003.

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the
 Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2003 are eligible for the corporate dividend-received deduction. The dividends were
 derived from interest on municipal bonds and are not subject to federal income
 taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS
                       ----------------------------------

Below are summaries of the rating  definitions used by the  nationally-recognized rating agencies listed below for municipal  securities.  Those ratings  represent the  opinion  of the agency as to the  credit  quality of issues  that they rate.
The summaries  below are based upon  publicly-available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa:  Bonds  rated  "Aaa"  are  judged  to be the best  quality.  They  carry the smallest degree of investment  risk.  Interest  payments are protected by a large or by  an  exceptionally  stable  margin  and  principal  is  secure.  While  the various  protective  elements  are  likely to  change,  the  changes  that can be expected are most unlikely to impair the  fundamentally  strong  position of such issues.

Aa:  Bonds  rated  "Aa"  are  judged  to be of  high  quality  by all  standards.
Together  with  the  "Aaa"  group,  they  comprise  what are  generally  known as high-grade  bonds.  They are rated lower than the best bonds  because  margins of protection  may  not be as  large  as  with  Aaa  securities  or  fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements present which make the long-term  risk appear  somewhat  larger than the of "Aaa"
securities.

A: Bonds rated "A" possess many  favorable  investment  attributes  and are to be
considered  as  upper-medium-grade   obligations.   Factors  giving  security  to
principal  and  interest  are  considered  adequate  but  elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they
are  neither  highly  protected  nor  poorly  secured.   Interest   payments  and
principal  security  appear  adequate  for the  present  but  certain  protective elements may be lacking or may be  characteristically  unreliable  over any great length of time. Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

Ba:  Bonds  rated  "Ba" are judged to have  speculative  elements.  Their  future
cannot  be  considered  well-assured.   Often  the  protection  of  interest  and
principal  payments may be very moderate and thereby not well safeguarded  during both good and bad times over the future.  Uncertainty  of position  characterizes bonds in this class.

B: Bonds rated "B" generally lack  characteristics  of the desirable  investment.
Assurance of interest and  principal  payments or of  maintenance  of other terms of the contract over any long period of time may be small.

Caa:  Bonds  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds  rated "Ca"  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated  bonds and can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...):  Bonds for which the security  depends on the completion of some act or the  fulfillment  of some  condition  are rated  conditionally.  These  bonds are secured  by  (a)  earnings  of  projects  under  construction,  (b)  earnings  of projects  unseasoned  in  operating  experience,  (c)  rentals  that  begin  when
facilities  are  completed,   or  (d)  payments  to  which  some  other  limiting
condition  attaches.  The  parenthetical  rating denotes  probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's  applies  numerical  modifiers  1,  2,  and  3  in  each  generic  rating classification  from "Aa"  through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating  category;  the modifier
"2"  indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic  rating  category.  Advanced  refunded  issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term  obligations  that are  investment  grade.
Short-term  speculative  obligations  are  designated  "SG."  For  variable  rate demand obligations,  a two-component rating is assigned.  The first (MIG) element represents  an  evaluation  by  Moody's  of the  degree of risk  associated  with scheduled  principal and interest payments.  The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes  strong credit  quality.  Margins of  protection  are ample although not as large as in the preceding group.

MIG  3/VMIG  3:  Denotes  acceptable  credit  quality.  Liquidity  and  cash-flow protection  may be narrow,  and market  access  for  refinancing  is likely to be less well established.

SG:  Denotes   speculative-grade   credit  quality.   Debt  instruments  in  this
category may lack margins of protection.

Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment than obligations rated
`BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity  to pay  principal  and  interest.  An issue  with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability  to adverse  financial  and  economic  changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans5
         4) Group Retirement Plans6
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by
            MLIM (the funds described in (a) and (b) are referred to as
            "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.
              Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.8
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.9
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
         Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.11
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.12
         9) On account of the participant's separation from service.13
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
            10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
              Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value
   Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of
            Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
         liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         redemptions following the death or disability of the shareholder(s)
            (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
         withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10%
            of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
       Funds Who Were Shareholders of Connecticut Mutual Investment Accounts,
                                        Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.         Special Reduced Sales Charge for Former Shareholders of Advance
                                  America Funds, Inc.
---------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                              Convertible Securities Fund
---------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the
            Distributor or prior distributor of the Fund's shares to sell shares to defined contribution
            employee retirement plans for which the dealer, broker, or investment advisor provides
            administrative services.

Oppenheimer Rochester National Municipals

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

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PX795.0903